SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  September 26, 1997

                               World Access, Inc.
             (Exact name of registrant as specified in its charter)



   Delaware                     0-19998                         65-0044209
(State or other         (Commission File Number)              (IRS Employer
jurisdiction of                                                Identification
incorporation)                                                    Number)


945 E. Paces Ferry Road, Suite 2240, Atlanta, Georgia               30326
     (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code: (404) 231-2025

Item 5.  Other Events

         On September 26, 1997, World Access, Inc. ("World Access") issued a press release announcing that it would sell in a private placement $100,000,000 aggregate principal amount of 4.5% convertible subordinated notes due October 1, 2002 (the "Notes"), which Notes are convertible into shares of World Access common stock, $.01 par value per share (the "Common Stock"), at a conversion price of $37.03125 per share, subject to adjustment (the "Conversion Price").

         On October 1, 1997, the Company completed the sale of the Notes to BT Alex. Brown Incorporated and Prudential Securities Incorporated (collectively, the "Initial Purchasers") pursuant to that certain Purchase Agreement by and between World Access and the Initial Purchasers dated as of September 26, 1997 (the "Purchase Agreement"), at a purchase price of 97% of the aggregate principal amount of the Notes, representing an aggregate discount of $3,000,000 to the Initial Purchasers. Under the terms of the Purchase Agreement, World Access granted the Initial Purchasers an option exercisable for 30 days to purchase up to an aggregate of $15,000,000 additional principal amount of Notes to cover over-allotments, if any.

         The Notes were issued pursuant to an Indenture dated as of October 1, 1997 by and between World Access and First Union National Bank, as trustee (the "Indenture"). The Notes bear interest at the rate of 4.5% per annum and mature on October 1, 2002. The Notes are convertible into Common Stock at any time prior to the close of business on the maturity date, unless previously redeemed or repurchased, at the Conversion Price. The Notes are unsecured and subordinated  in right of payment  in full to all  existing  and  future  Senior
Indebtedness  (as  defined in the  Indenture)  of World  Access.  If a Change of
Control (as defined in the Indenture) of World Access occurs, each holder of Notes may require World Access to repurchase all or a portion of such holder's Notes at 100% of the principal amount thereof, together with accrued interest to the repurchase date. The Notes are redeemable by World Access any time after October 1, 2000.

         World Access has agreed to file, within 90 days following the latest date of original issuance of the Notes, a shelf registration statement in respect of the Notes and the Common Stock issuable upon conversion thereof pursuant to the Registration Rights Agreement dated as of October 1, 1997 by and between World Access and the Initial Purchasers (the "Registration Rights Agreement").

         The foregoing summary of the Press Release, the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Notes does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Press Release, the Purchase Agreement, the Indenture and the Registration Rights Agreement, the forms of which are filed as exhibits hereto, and the Notes, the forms of which are included as an exhibit to the Indenture filed as an exhibit hereto.

Item 7.  Exhibits

         The following exhibits are filed herewith by direct transmission via "edgar."

         4.1 Indenture dated as of October 1, 1997 by and between World Access, Inc. and First Union National Bank, as trustee.

         10.1 Purchase Agreement dated as of September 26, 1997 by and between World Access, Inc., BT Alex. Brown Incorporated and Prudential Securities Incorporated.

         10.2 Registration Rights Agreement dated as of October 1, 1997 by and between World Access, Inc., BT Alex. Brown Incorporated and Prudential Securities Incorporated.

         99.1     Press release dated September 26, 1997.


Item 9.  Sales of Equity Securities Pursuant to Regulation S

         The response to Item 5 above is incorporated herein by reference.

         As described in Item 5, on October 1, 1997, World Access sold $100,000,000 aggregate principal amount of the Notes to the Initial Purchasers pursuant to the terms of the Purchase Agreement. The sale of the Notes to the Initial Purchasers was not registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on the exemption provided by Section 4(2) of the Securities Act. The Initial Purchasers resold $96,170,000 aggregate principal amount of the Notes in the United States to certain "qualified institutional buyers" pursuant to Rule 144A under the Securities Act and $3,830,000 aggregate principal amount of the Notes outside of the United States to "non-U.S. persons" in reliance on Regulation S under the Securities Act.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            WORLD ACCESS, INC.



                                            By: /s/ Martin D. Kidder
                                               ---------------------------------
                                               Martin D. Kidder
                                               Its Vice President and Controller



Dated as of October 8, 1997.

Exhibit 4.1




================================================================================

                              MMM DRAFT 9/30/1997





                               WORLD ACCESS, INC.



                                  $100,000,000
                  4.5% Convertible Subordinated Notes due 2002


                                ----------------


                                   INDENTURE


                          Dated as of October 1, 1997


                                ----------------




                           FIRST UNION NATIONAL BANK

                                    Trustee







================================================================================

         INDENTURE dated as of October 1, 1997, between World Access, Inc., a Delaware corporation (hereinafter sometimes called the "Company," as more fully set forth in Section 1.1), and First Union National Bank, a national banking association, as trustee hereunder (hereinafter sometimes called the "Trustee," as more fully set forth in Section 1.1).

                              W I T N E S S E T H:

         WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issuance of its 4.5% Convertible Subordinated Notes due 2002 (hereinafter sometimes called the "Notes"), in an aggregate principal amount not to exceed $100,000,000 ($115,000,000 if the overallotment option is exercised in full) and, to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture;

         WHEREAS, the Notes, the certificate of authentication to be borne by the Notes, a form of assignment, a form of option to elect repurchase upon a Change in Control and a form of conversion notice to be borne by the Notes are to be substantially in the forms hereinafter provided for; and

         WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Notes have in all respects been duly authorized.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         That in order to declare the terms and conditions upon which the Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Notes by the Holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective Holders from time to time of the Notes (except as otherwise provided below), as follows:


                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1.         Definitions.

         The terms defined in this Section 1.1 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.1. All other terms used in this Indenture that are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of the execution of this Indenture. The words "herein," "hereof," "hereunder," and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subdivision. The terms defined in this Article include the plural as well as the singular.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent" means any Registrar, Paying Agent or Conversion Agent or any successor thereto.

         "Board of Directors" means either the Board of Directors of the Company or any committee of such Board duly authorized to act for it hereunder.

         "Business  Day" means any day other  than (i) a  Saturday  or Sunday or
(ii) a day on which banking institutions in the City of New York are authorized or required by law or executive order to remain closed.

         "Capitalized Lease Obligation" means indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with generally accepted accounting principles; the amount of such indebtedness shall be the capitalized amount of such obligations determined in accordance with such principles.

         "Cash" or "cash" means such coin or currency of the United States as at any time of payment is legal tender for the payment of public and private debts.

         "Cedel" means Cedel Bank, societe anonyme.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

         "Common Stock" means the common stock, par value $0.01 per share,of the Company.

         "Company" means World Access, Inc. until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

         "Corporate Trust Office" means the principal offices of the Trustee at which at any particular time its corporate trust business shall be administered, which offices as of the date of this Indenture are located at 901 East Cary Street, Second Floor, Richmond, Virginia 23219 and 999 Peachtree Street, Suite 1100, Atlanta, Georgia 30309.

         "Custodian" means First Union National Bank, as custodian with respect to the Notes in global form, or any successor entity thereto.

         "Default" means any event which is, or after notice or passage of time, or both, would be, an Event of Default.

         "Depositary" means, with respect to the Notes issued or issuable in whole or in part in global form, the Person designated as Depositary by the Company pursuant to Section 2.8 with respect to such Notes (or any successor thereto).

         "Designated Senior Indebtedness" means the Company's Indebtedness outstanding from time to time under its revolving credit facility and any particular Senior Indebtedness in which the instrument creating or evidencing the same or the assumption or guarantee thereof (or related agreements or documents to which the Company is a party) expressly provides that such Senior Indebtedness shall be "Designated Senior Indebtedness" for purposes of the Indenture (provided that such instrument, agreement or other document may place limitations and conditions on the right of such Senior Indebtedness to exercise the rights of Designated Senior Indebtedness).

         "DTC" means The Depository Trust Company, a limited purpose trust company organized under the laws of the State of New York.

         "Euroclear" means the Euroclear System.

         "Event of Default" means any event  specified in Section  7.1(a),  (b),
(c), (d), (e), (f), (g) or (h).

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "Holder" or "Noteholder" means a Person in whose name a Note is registered on the Note Register.

         "Indebtedness" means, with respect to any Person, and without duplication, (a) the principal of and premium, if any, and interest on, and fees, costs, enforcement expenses, collateral protection expenses and other reimbursement or indemnity obligations in respect to all indebtedness or obligations of the Company to any Person, including, but not limited to, banks and other lending institutions, for money borrowed that is evidenced by a note, bond, loan agreement, or similar instrument or agreement (including purchase money obligations with original maturities in excess of one year and noncontingent reimbursement obligations in respect of amounts paid under letters of credit), (b) all reimbursement obligations and other liabilities (contingent or otherwise) of such Person with respect to letters of credit, bank guarantees or bankers' acceptances, (c) all obligations and liabilities (contingent or otherwise) in respect of Capitalized Lease Obligations on the balance sheet of such Person, (d) all obligations of such Person (contingent or otherwise) with respect to an interest rate or other swap, cap or collar agreement or other similar instrument or agreement or foreign currency hedge, exchange, purchase or similar instrument or agreement, (e) all direct or indirect guaranties or similar agreements by such Person in respect of, and obligations or liabilities (contingent or otherwise) of such Person to purchase or otherwise acquire or otherwise assure a creditor against loss in respect of indebtedness, obligations or liabilities of another Person of the kind described in clauses (a) through
(d), (f) any indebtedness or other obligations, excluding any operating leases the Company is currently (or may become) a party to, described in clauses (a) through (d) secured by any mortgage, pledge, lien or other encumbrance existing on property which is owned or held by such Person, regardless of whether the indebtedness or other obligation secured thereby shall have been assumed by such Person and (g) any and all deferrals, renewals, extensions and refundings of, or amendments, modifications or supplements to, any indebtedness, obligation or liability of the kind described in clauses (a) through (f).

         "Indenture" means this instrument as originally executed or, if supplemented or amended as herein provided, as so supplemented or amended.

         "Initial Purchasers" means BT Alex. Brown Incorporated and Prudential Securities Incorporated.

         "Institutional Accredited Investor" means an institutional accredited investor within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

         "Officer" means the Chairman of the Board, the President, the Chief Financial Officer, the Controller, the Secretary, any Assistant Secretary or any Vice President of the Company.

         "Officer's Certificate" means a certificate signed by two Officers, one of whom must be the Chairman of the Board, the President, the Chief Financial Officer or a Vice President of the Company.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

         "Person" means any individual, corporation, partnership, joint venture,
trust,  association,   joint  stock  company,   unincorporated  organization  or
government or any agency or political subdivision thereof.

         "PORTAL  Market"  means  the  Private  Offerings,   Resales and Trading
through Automated Linkages Market operated by the National Association of Securities Dealers, Inc. or any successor thereto.

         "Principal" or "principal" of a debt security, including the Notes, means the principal of the security plus, when appropriate, the premium, if any, on the security.

         "QIB" shall mean a "qualified institutional buyer" as defined in Rule 144A under the Securities Act.

         "Redemption Date," when used with respect to any Note to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price," when used with respect to any Note to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of October 1, 1997, between the Company and the Initial Purchasers.

         "Regulation D" means Regulation D promulgated under the Securities Act (or any successor provision), as it may be amended from time to time.

         "Regulation S" means Regulation S promulgated under the Securities Act (or any successor provision), as it may be amended from time to time.

         "Representative" means the indenture trustee or other trustee, agent or representative for the holders of any Senior Indebtedness.

         "Senior Indebtedness" means the principal of, premium, if any, interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding) and rent payable on or in connection with, and all fees, costs, expenses and other amounts accrued or due on or in connection with, Indebtedness of the Company, whether outstanding on the date of this Indenture or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Company (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, the foregoing), unless in the case of any particular Indebtedness the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such Indebtedness shall not be senior in right of payment to the Notes or expressly provides that such Indebtedness is "pari passu" with or "junior" to the Notes. Notwithstanding the foregoing, the term Senior Indebtedness shall not include any Indebtedness of the Company to any Subsidiary of the Company.

         "SEC" or "Commission" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Subsidiary" means with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such person or one or more Subsidiaries of such person (or a combination thereof) and
(ii) any partnership (a) the sole general partner or managing general partner of which is such person or a Subsidiary of such person or (b) the only general partners of which are such person or one or more Subsidiaries of such Person (or any combination thereof).

         "TIA" or "Trust Indenture Act" means the Trust Indenture Act of 1939 (15 U.S.C. ss.ss.77aaa-77666), as amended by the Trust Indenture Reform Act of 1990, and as in effect on the date of this Indenture, except as provided in Sections 11.3, 15.6 and 16.5, and except to the extent any amendment to the Trust Indenture Act expressly provides for application of the Trust Indenture Act as in effect on another date.

         "Trading Day" or "trading day" means, with respect to any security, each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on the exchange or market in which such security is traded.

         "Transfer Agent" means the transfer agent for the Common Stock as may be designated by the Company from time to time.

         "Trustee" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture, and thereafter means the successor.

         "Trust   Officer"   means  any  officer  of  the  Trustee  with  direct
responsibility for the administration of this Indenture or who is otherwise exercising judgment with respect to this Indenture.

         "U.S. Government Obligations" means direct noncallable obligations of, or noncallable obligations guaranteed by, the United States of America for the payment of which obligation or guarantee the full faith and credit of the United States is pledged.

         "Vice President" when used with respect to the Company, means any duly appointed vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

         Section 1.2.         Other Definitions.

         TERM                                  DEFINED IN SECTION
         "Change in Control"                   Section 16.4
         "Closing Price"                       Section 15.5
         "Conversion Agent"                    Section 2.5
         "Conversion Price"                    Section 15.4
         "Current Market Price"                Section 15.5
         "Defaulted Interest"                  Section 2.3
         "Expiration Time"                     Section 15.5
         "Interest Payment Date"               Section 2.3
         "Global Note"                         Section 2.8
         "Paying Agent"                        Section 2.5
         "Payment Blockage Notice"             Section 4.2
         "Purchased Shares"                    Section 15.5
         "Record Date"                         Section 15.5
         "Registrar"                           Section 2.5
         "Regulation S Global Notes"           Section 2.8
         "Rule 144A Global Notes"              Section 2.8
         "Securities"                          Section 15.5
         "Trigger Event"                       Section 15.5


         Section 1.3.         Rules of Construction.

         Unless the context otherwise requires:

                  (1)    a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in effect on the date hereof, and any other reference in this Indenture to "generally accepted accounting principles" refers to generally accepted accounting principles in effect on the date hereof;

                  (3) words in the singular include the plural, and words in the plural include the singular;

                  (4) provisions  apply to successive  events and  transactions;
and

                  (5) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                                    ARTICLE II
                                    THE NOTES

         Section 2.1.         Designation, Amount and Issue of Notes.

         The Notes shall be designated as "4.5% Convertible Subordinated Notes due 2002." Notes to exceed the aggregate principal amount of $100,000,000 (or $115,000,000 if the over-allotment option set forth in Section 2(b) of the Purchase Agreement, dated September 26, 1997, by and between the Company and the Initial Purchasers is exercised in full) upon the execution of this Indenture, or (except pursuant to Sections 2.8, 2.9, 15.2 and 16.1 hereof) from time to time thereafter, may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes to or upon the written order of the Company, signed by its (a) Chairman of the Board, President or any Vice President and (b) Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary, without any further action by the Company hereunder.

         Section 2.2.         Form of Notes.

         The Notes and the Trustee's certificate of authentication to be borne by such Notes shall be substantially in the form set forth in Exhibit A, which is incorporated in and part of this Indenture, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture.

         Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends and endorsements as the Officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed, or to conform to usage.

         Any Note in global form shall represent such of the outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be increased or reduced to reflect transfers or exchanges permitted hereby. Any endorsement of a Note in global form to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon instructions given by the Holder of such Notes in accordance with this Indenture. Payment of principal of and interest and premium, if any, on any Note in global form shall be made to the Holder of such Note.

         The terms and provisions contained in the form of Note attached as Exhibit A hereto shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

         Neither the Company nor the Trustee shall have any responsibility for any defect in the CUSIP number that appears on any Note, check, advice of payment or redemption notice, and any such document may contain a statement to the effect that CUSIP numbers have been assigned by an independent service for convenience of reference and that neither the Company nor the Trustee shall be liable for any inaccuracy in such numbers.

         Section 2.3.      Date and Denomination of Notes; Payments of Interest.

         The Notes shall be issuable in registered form without coupons in denominations of $1,000 principal amount ($100,000 and integral multiples of $1,000 in excess thereof, in the case of Notes issued pursuant to Regulation D). Every Note shall be dated October 1, 1997 and shall bear interest from the applicable date in each case as specified on the face of the form of Note attached as Exhibit A hereto. Interest on the Notes shall be paid in arrears on each April 1 and October 1 commencing April 1, 1998. Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

         The Person in whose name any Note is registered at the close of business on any record date with respect to any Interest Payment Date (including any Note that is converted after the record date and on or before the Interest Payment Date) shall be entitled to receive the interest payable on such Interest Payment Date notwithstanding the cancellation of such Note upon any transfer, exchange or conversion subsequent to the record date and on or prior to such Interest Payment Date, provided, that in the case of any Note, or portion thereof, called for redemption on a Redemption Date or repurchased in connection with a Change in Control on a repurchase date that is after a record date and prior to (but excluding) the next succeeding Interest Payment Date, interest shall not be paid to the Person in whose name the Note, or portion thereof, is registered on the close of business on such record date and the Company shall have no obligation to pay interest on such Note or such portion except to the extent required to be paid upon redemption or repurchase of such Note or portion thereof pursuant to Section 3.1 or 16.1 hereof. Interest may, at the option of the Company, be paid by check mailed to the address of such Person on the Note register provided that, with respect to any Holder of Notes with an aggregate principal amount equal to or in excess of $5,000,000 at the request of such Holder in writing to the Company at least five (5) days prior to the date set for payment of interest (which shall then furnish written notice to such effect to the Trustee), interest on such Holder's Notes shall be paid by wire transfer in immediately available funds in accordance with the wire transfer instructions supplied by such Holder to the Trustee and Paying Agent (if different from the Trustee). The term "Interest Payment Date" shall mean April 1 and October 1 of each year commencing on April 1, 1998. The term "record date" with respect to any interest payment date shall mean the March 15 or September 15 preceding said April 1 or October 1, respectively.

         Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any said April 1 or October 1 (herein called "Defaulted Interest") shall be paid by the Company, at its election in each case, as provided in clause (1) or (2) below.

                           (1)   The Company  may elect to make  payment of  any
Defaulted Interest to the Persons in whose names are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest to be paid on each Note and the date of payment (which shall not be less than 25 days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than ten (10) days prior to the date of the proposed payment and not less than ten (10) days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first-class postage prepaid, to each Noteholder at his address as it appears in the Note register, not less than ten
(10) days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes were registered at the close of business on such special record date and shall no longer be payable pursuant to the following clause (2).

                           (2) The  Company  may make  payment of any  Defaulted
Interest in any other lawful
manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Notes may be listed or designated for listing, and upon such notice as may be required by such exchange or automated quotation system, if, after notice is given by the Company in writing to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Section 2.4.         Execution of Notes.

         The Notes shall be signed in the name and on behalf of the Company by the manual or facsimile signage of its Chairman of the Board, President or any Vice President and attested by the manual or facsimile signature of its Secretary or any of its Assistant Secretaries (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise). Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Note attached as Exhibit A hereto, manually executed by the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 17.11), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture. Each Note shall be dated the date of its authentication.

         In case any Officer who shall have signed any of the Notes shall cease to be such Officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Notes had not ceased to be such Officer and any Note may be signed on behalf of the Company by such Persons as, at the actual date of the execution of such Note, shall be the proper Officers, although at the date of the execution of this Indenture any such Person was not such an Officer.

         Section 2.5.         Registrar, Paying Agent and Conversion Agent.

         The Company shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange (the "Registrar"), an office or agency where Notes may be presented for payment (the "Paying Agent"), an office or agency where Notes may be presented for conversion (the "Conversion Agent") and an office or agency where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Registrar shall keep a register of the Notes and of their transfer and exchange.

         The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Company fails to maintain a Registrar, Paying Agent, Conversion Agent or agent for service of notices and demands, or fails to give the foregoing notice, the Trustee shall act as such.

         The Company initially appoints the Trustee as Registrar, Paying Agent, Conversion Agent and agent for service of notices and demands in connection with the Notes.

         Section 2.6.         Paying Agent to Hold Money in Trust.

         On or prior to each due date of the principal of or interest on any Securities, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal or interest so becoming due. Subject to Sections 4.1, 4.2 and 4.3, the Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Notes, and shall notify the Trustee of any default by the Company (or any other obligor on the Notes) in making any such payment. If the Company or an Affiliate of the Company acts as Paying Agent, it shall, on or before each due date of the principal of or interest on any Notes, segregate the money and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and the Trustee may at any time during the continuance of any default, upon written request to a Paying Agent, require such Paying Agent to forthwith pay to the Trustee all sums so held in trust by such Paying Agent. Upon doing so, the Paying Agent (other than the Company) shall have no further liability for the money.

         Section 2.7.         Noteholder Lists.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before each interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders, and the Company shall otherwise comply with TIA Section 312(a).

         Section 2.8.         Exchange  and  Registration  of Transfer of Notes;
                              Restrictions on Transfer; Depositary.

         (a) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 5.3 being herein sometimes collectively referred to as the "Note register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Note register shall be in written form or in any form capable of being converted into written form within a reasonably prompt period of time. The Trustee is hereby appointed "Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. The Company may appoint one or more co-Registrars in accordance with Section 5.3.

                           Upon  surrender  for  registration  of   transfer  of
any Note to the Registrar or any co-Registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.8, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

                           Notes  may  be  exchanged  for  other  Notes  of  any
authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency maintained by the Company pursuant to Section 5.3. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive bearing registration numbers not contemporaneously outstanding.

                           Whenever any Notes are to be issued  pursuant to this
Indenture, the Company shall deliver to the Trustee an Officer's Certificate specifying the amount of Notes to be authenticated and certifying that all conditions precedent to the issuance of such Notes contained in this Indenture have been complied with.

                           All Notes issued  upon any  registration  of transfer
or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                           All Notes presented or surrendered  for  registration
of transfer or for exchange, redemption, repurchase or conversion shall (if so required by the Company or the Registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee, and the Notes shall be duly executed by the Noteholder thereof or his attorney duly authorized in writing.

                           No service charge shall be made for any  registration
of transfer or exchange of Notes, but the Company or the Trustee may require payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

                           Neither the Company nor the Trustee nor any Registrar
nor any co-Registrar shall be required to exchange or register a transfer of (a) any Notes for a period of 15 days next preceding any selection of Notes to be redeemed or (b) any Notes or portions thereof called for redemption pursuant to
Article III or (c) any Notes or portions thereof surrendered for conversion pursuant to Article XV.

                           (b)  So long as the Notes are eligible for book-entry
settlement with the Depositary, unless otherwise required by law, all Notes to be traded (i) on the PORTAL Market shall be represented by a Note in global form (the "Rule 144A Global Note") or (ii) to a Person who is not a U.S. Person (as defined in Regulation S) who is acquiring the Note in an offshore transaction (a "Foreign Person") in accordance with Regulation S shall be represented by a Note in global form (the "Regulation S Global Note") (the Rule 144 A Global Note and the Regulation S Global Note collectively referred to in this Indenture as the "Global Note"), the Rule 144A Global Note and the Regulation S Global Note being registered in the name of the Depositary or the nominee of the Depositary. The transfer and exchange of beneficial interests in the Global Note, which does not involve the issuance of a Note in certificated form, shall be effected through the Depositary, in accordance with this Indenture (including restrictions on transfer set forth herein) and the procedures of the Depositary therefor.

                           At any time at the  request of the  beneficial Holder
of an interest in the Global Note to obtain a Note in certificated form, such beneficial Holder shall be entitled to obtain a Note in certificated form upon written request to the Trustee and the Custodian in accordance with the standing instructions and procedures existing between the Custodian and Depositary for the issuance thereof. Upon receipt of any such request, the Trustee, or the Custodian at the discretion of the Trustee, will cause, in accordance with the standing, instructions and procedures existing between the Depositary and the Custodian, the aggregate principal amount of the Rule 144A Global Note or Regulation S Global Note, as appropriate, to be reduced by the principal amount of the Note in certified form issued upon such request to such beneficial Holder and, following such reduction, the Company will execute and the Trustee will authenticate and deliver to such beneficial Holder (or its nominee) a Note or Notes in certificated form in the appropriate aggregate principal amount in the name of such beneficial Holder (or its nominee) and bearing such restrictive legends as may be required by this Indenture.

                           Any  transfer of a  beneficial interest in the Global
Note which cannot be effected through book-entry settlement must be effected by the delivery to the transferee (or its nominee) of a Note or Notes in certificated form registered in the name of the transferee (or its nominee) on the books maintained by the Registrar in accordance with the transfer restrictions set forth herein. With respect to any such transfer, the Trustee, or the Custodian at the direction of the Trustee, will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Custodian, the aggregate principal amount of the Rule 144A Global Note or Regulation S Global Note to be reduced by the principal amount of the respective beneficial interest in the Rule 144A Global Note or Regulation S Global Note being transferred and, following such reduction, the Company will execute and the Trustee will authenticate and deliver to the transferee (or such transferee's nominee, as the case may be), a Note or Notes in certificated form in the appropriate aggregate principal amount in the name of such transferee (or its nominee) bearing such restrictive legends as may be required by this Indenture.

                           (c) So long as the Notes are eligible for  book-entry
settlement, or unless otherwise
required by law, upon any transfer of a Note in certificated form to a QIB in accordance with Rule 144A or a Foreign Person in accordance with the Regulation S, and upon receipt of the Note or Notes in certificated form being so transferred, together with a certification from the transferor that the transferee is a QIB or a Foreign Person (or other evidence satisfactory to the Trustee), the Trustee shall make, or direct the Custodian to make, an endorsement on the Rule 144A Global Note or Regulation S Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Rule 144A Global Note or Regulation S Global Note, and the Trustee shall cancel such Note or Notes in certificated form and cause, or direct the Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Custodian, the aggregate principal amount of Notes represented by the Rule 144A Global Note or Regulation S Global Note to be increased accordingly provided that no Note in certificated form, or portion thereof, in respect of which the Company or an Affiliate of the Company held any beneficial interest shall be included in the Global Note until such Note in certificated form is freely tradable in accordance with Rule 144(k) provided further that the Trustee shall issue Notes in certificated form upon any transfer of a beneficial interest in the Global Note to the Company or an Affiliate of the Company.

                           Any   Global  Note  may  be  endorsed  with  or  have
incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Indenture as may be required by the Custodian, the Depositary or by the National Association of Securities Dealers, Inc. in order for the Notes to be tradable on the PORTAL Market or tradable on Euroclear or Cedel or as may be required for the Notes to be tradable on any other market developed for trading of securities pursuant to Rule 144A or Regulation S under the Securities Act or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange or automated quotation system upon which the Notes may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Notes are subject.

                           (d) Every Note that bears or is  required  under this
Section 2.8(d) to bear the
legend set forth in this Section 2.8(d) (together with any Common Stock issued upon conversion of the Notes and required to bear the legend set forth in
Section 2.8(e), collectively, the "Restricted Notes") shall be subject to the restrictions on transfer set forth in this Section 2.8(d) (including those set forth in the legend set forth below) unless such restrictions on transfer shall be waived by written consent of the Company (with written notice to the Trustee), and the Holder of each such Restricted Note, by such Noteholder's acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in Section 2.8(d) and 2.8(e), the term "transfer" encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Note.

                           Until  two  (2) years  after  the  original  issuance
date of any Note, any certificate evidencing such Note (and all Notes issued in exchange therefor or substitution thereof, other than Common Stock, if any, issued upon conversion thereof, which shall bear the legend set forth in Section 2.8(e), if applicable) shall bear a legend in substantially the following form, unless otherwise agreed by the Company in writing, with written notice thereof to the Trustee:

                           THE NOTE  EVIDENCED  HEREBY HAS NOT BEEN AND WILL NOT
BE REGISTERED UNDER THE U.S.
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH BELOW.

                           BY ITS ACQUISITION HEREOF, THE HOLDER: (1) REPRESENTS
THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) or (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE NOTE EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION; (2) AGREES THAT IT WILL NOT PRIOR TO THE DATE THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY AND THE LAST DATE ON WHICH WORLD ACCESS, INC. (THE "COMPANY") OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY WAS THE OWNER OF THE NOTE (THE "RESTRICTION TERMINATION DATE") RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO FIRST UNION NATIONAL BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTE EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR A SUCCESSOR TRUSTEE, AS APPLICABLE), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT,
(E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

                           IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED
HEREBY BEFORE THE RESTRICTION TERMINATION DATE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS NOTE TO FIRST UNION NATIONAL BANK, AS TRUSTEE (OR A
SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE (C), (D) OR (E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO FIRST UNION NATIONAL BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

                           THIS  LEGEND  WILL BE  REMOVED  AFTER  THE EXPIRATION
OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                           Any Note  (or   security   issued   in   exchange  or
substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the foregoing legend set forth therein have been satisfied may, upon surrender of such Note for exchange to the Registrar in accordance with the provisions of this Section 2.8, be exchanged for a new Note or Notes, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this Section 2.8(d).

                          Notwithstanding any other provisions of this Indenture
(other than the provisions set forth in the second paragraph of Section 2.8(b) and in this Section 2.8(d), a Global Note may not be transferred as a whole or in part except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                           The  Depositary shall be a clearing agency registered
under the Exchange Act. The Company initially appoints The Depository Trust Company to act as Depositary with respect to the Global Notes. Initially, the Rule 144A Global Note shall be deposited with, or on behalf of, the Depositary and registered in the name of Cede & Co., as the nominee of the Depositary. Initially, the Regulation S Global Note shall be deposited with, or on behalf of, the Depositary and registered in the name of Cede & Co., as the nominee of the Depositary, for the accounts of Euroclear and Cedel.

                           The  Trustee is hereby  authorized  and  requested to
execute and deliver a Letter of Representation to the Depositary and, in connection with any successor nominee for the Depositary or any successor Depositary, enter into comparable arrangements, and shall have the same rights with respect to its actions thereunder as it has with respect to its action under this Indenture.

                           If  at any time the  Depositary  for the Global  Note
notifies the Company that it is unwilling or unable to continue as Depositary for the Global Note, the Company may appoint a successor Depositary with respect to such Global Note. If a successor Depositary is not appointed by the Company within 90 days after the Company receives such notice, the Company will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of Notes, will authenticate and deliver, Notes in certificated form, in an aggregate principal amount equal to the principal amount of the Global Note, in exchange for the Global Note.

                           If a Note in certificated  form is issued in exchange
for any portion of a Global Note after the close of business at the office or agency where such exchange occurs on any record date and before the opening of business at such office or agency on the next succeeding Interest Payment Date, interest will not be payable on such interest payment date in respect of such Note, but will be payable on such interest payment date only to the Person to whom interest in respect of such portion of such Global Note is payable in accordance with the provisions of this Indenture.

                           Notes in  certificated  form issued  in  exchange for
all or a part of a Global Note pursuant to this Section 2.8 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instruction from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. Upon execution and authentication, the Trustee shall deliver such Notes in certificated form to the Persons in whose names such Notes in certificated form are so registered.

                           At such time as all interests in a Global  Note  have
been  redeemed,  repurchased,   converted,  canceled,  exchanged  for  Notes  in
certificated form, or transferred to a transferee who receives Notes in certificated form, such Global Note shall, upon receipt thereof, be canceled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in a Global Note is exchanged for Notes in certificated form, redeemed, converted, repurchased or canceled, or transferred to a transferee who receives Notes in certificated form therefor or any Note in certificated form is exchanged or transferred for part of a Global Note, the principal amount of such Global Note shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be appropriately reduced or increased, as the case may be, and an endorsement shall be made on such Global Note, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction or increase. In the event of any transfer of any beneficial interest between the Rule 144A Global Note and the Regulation S Global Note in accordance with the standing procedures and instructions between the Depositary and the Custodian and the transfer restrictions set forth herein, the aggregate principal amount of each of the Rule 144A Global Note and the Regulation S Global Note shall be appropriately increased or decreased, as the case may be, and an endorsement shall be made on each of the Rule 144A Global Note and the Regulation S Global Note by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction or increase.

                           (e) Until two (2) years after the  original  issuance
date of any Note, any stock
certificate representing Common Stock issued upon conversion of such Note shall bear a legend in substantially the following form, unless such Common Stock has been transferred pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer) or such Common Stock has been issued upon conversion of Notes that have been transferred pursuant to a registration statement that has been declared effective under the Securities Act, or unless otherwise agreed by the Company in writing with written notice thereof to the Transfer Agent and the
Registrar:

                           THE  COMMON  STOCK   EVIDENCED   HEREBY  HAS NOT BEEN
REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW.

                           THE HOLDER  HEREOF AGREES THAT PRIOR TO THE DATE THAT
IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THE NOTE UPON THE CONVERSION OF WHICH THE COMMON STOCK EVIDENCED HEREBY WAS ISSUED AND THE LAST DATE ON WHICH WORLD ACCESS, INC. (THE COMPANY") OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY WAS THE OWNER OF THE NOTE OR THE COMMON STOCK EVIDENCED HEREBY (THE "RESTRICTION TERMINATION DATE"); (1) IT WILL NOT RESELL OR OTHERWISE TRANSFER THE COMMON STOCK EVIDENCED HEREBY EXCEPT (A) TO THE COMPANY, OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN COMPLIANCE WITH RULE 144A, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR
(7) UNDER THE SECURITIES ACT) THAT, PRIOR TO SUCH TRANSFER FURNISHES TO CONTINENTAL STOCK TRANSFER AND TRUST COMPANY, AS TRANSFER AGENT (OR A SUCCESSOR TRANSFER AGENT, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE COMMON STOCK EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRANSFER AGENT OR A SUCCESSOR TRANSFER AGENT, AS APPLICABLE), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); (2) PRIOR TO SUCH TRANSFER BEFORE THE RESTRICTION TERMINATION DATE (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 1(F) ABOVE), IT WILL FURNISH CONTINENTAL STOCK TRANSFER AND TRUST COMPANY, AS TRANSFER AGENT (OR A SUCCESSOR TRANSFER AGENT, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) IT WILL DELIVER TO EACH PERSON TO WHOM THE COMMON STOCK EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 1(F) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

                           THIS  LEGEND   WILL BE REMOVED  UPON THE  EARLIER  OF
THE TRANSFER OF THE COMMON STOCK EVIDENCED HEREBY PURSUANT TO CLAUSE 1(F) ABOVE OR UPON THE RESTRICTION TERMINATION DATE OR UPON THE EARLIER SATISFACTION OF CONTINENTAL STOCK TRANSFER AND TRUST COMPANY, AS TRANSFER AGENT (OR A SUCCESSOR TRANSFER AGENT, AS APPLICABLE), THAT THE COMMON STOCK HAS BEEN OR IS BEING OFFERED AND SOLD IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT.

                           AS USED HEREIN,  THE  TERMS  "OFFSHORE  TRANSACTION,"
"UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                           Any such  Common Stock as to which such  restrictions
on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the foregoing legend set forth therein have been satisfied may, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new certificate or certificates for a like number of shares of Common Stock, which shall not bear the restrictive legend required by this Section 2.8(e). The Company shall advise the Trustee in writing as to the termination of the restricted period and the Trustee may rely conclusively thereon.

                           (f)  Any  certificate evidencing a Note that has been
transferred to an Affiliate of the Company within two (2) years after the original issuance date of the Note, as evidenced by a notation on the Assignment Form for such transfer or in the representation letter delivered in respect thereof (substantially in the form attached as an exhibit to the Offering Memorandum), shall, until two (2) years after the last day on which the Company or any Affiliate of the Company was an owner of such Note, bear a legend in substantially the following form, unless otherwise agreed by the Company (with written notice thereof to the Trustee):

                           THE  NOTE  EVIDENCED  HEREBY HAS NOT BEEN  REGISTERED
UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE.

                           BY  ACQUISITION  HEREOF,  THE HOLDER  AGREES (1) THAT
IT WILL NOT RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH NOTE EXCEPT (A) TO WORLD ACCESS, INC. OR ANY SUBSIDIARY THEREOF, (B) IN A TRANSACTION REGISTERED UNDER THE SECURITIES ACT OR (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (2) THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND SHALL BE REMOVED UPON THE TRANSFER OF THE NOTE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH NOTE PURSUANT TO THE IMMEDIATELY PRECEDING SENTENCE.

                           IF THE PROPOSED TRANSFER IS PURSUANT TO THE EXEMPTION
FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FIRST UNION NATIONAL BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

                           AS  USED HEREIN,  THE TERMS "UNITED STATES" AND "U.S.
PERSON" HAVE THE  MEANINGS  GIVEN TO THEM BY  REGULATION S UNDER THE  SECURITIES
ACT.

                           Any  stock  certificate  representing   Common  Stock
issued upon conversion of such Note shall also bear a legend in substantially the form indicated above, unless otherwise agreed by the Company (with written notice thereof to the Trustee).

                           (g)   Neither  the  Company  nor  the  Trustee  shall
have any responsibility for any actions taken or not taken by the Depositary, Euroclear or Cedel.

         Section 2.9.         Mutilated, Destroyed, Lost or Stolen Notes.

         In case any Note shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute and upon receipt of an Officer's Certificate for the authentication and delivery of Notes, the Trustee, or an authenticating agent appointed by the Trustee, shall authenticate and deliver a new Note, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

         The Trustee or such authenticating agent may authenticate any such substituted Note and deliver the same upon the receipt of such security or indemnity as the Trustee, the Company and, if applicable, such authenticating agent may require. Upon the issuance of any substituted Note, the Company or the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Note which has matured or is about to mature or has been called for redemption or is about to be converted into Common Stock shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Note, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Note), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, any Paying Agent or Conversion Agent of the destruction, loss or theft of such Note and of the ownership thereof.

         Every substitute Note issued pursuant to the provisions of this Section
2.9 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionally with any and all other Notes duly issued hereunder. To the extent permitted by law, all Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment or conversion of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment or conversion of negotiable instruments or other securities without their surrender.

         Section 2.10.        Treasury Notes.

         In determining whether the Holders of the required principal amount of Notes have concurred in any notice, direction, waiver or consent, Notes owned by the Company or any other obligor on the Notes or by any Affiliate of the Company or of such other obligor on the Notes shall be disregarded, except that, for purposes of determining whether the Trustee shall be protected in relying on any such notice, direction, waiver or consent, only Notes which a Trust Officer knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith shall not be disregarded if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to the Notes and that the pledgee is not the Company or any other obligor on the Notes or any Affiliate of the Company or of such other obligor.

         Section 2.11.        Temporary Notes.

         Until definitive Notes are ready for delivery, the Company may prepare and execute, and, upon the order of the Company, the Trustee, upon receipt of an Officer's Certificate for the authentication and delivery of Notes, shall authenticate and deliver temporary Notes. Temporary Notes shall be substantially in the form of definitive Notes but may have variations that the Company, with the consent of the Trustee, considers appropriate for temporary Notes (as conclusively evidenced by its execution of such Notes). Without unreasonable delay, the Company shall prepare and execute and the Trustee, upon receipt of an Officer's Certificate for the authentication and delivery of Notes, shall authenticate and deliver definitive Notes in exchange for temporary Notes. Until so exchanged, the Temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

         Section 2.12.        Cancellation.

         All Notes surrendered for the purpose of payment, redemption, repurchase, conversion, exchange or registration of transfer, shall, if surrendered to the Company or any Paying Agent or any Registrar or any Conversion Agent, be surrendered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee, shall be promptly canceled by it, and no Notes shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture provided that any Note or portion thereof surrendered for repurchase shall only be canceled at such time as such Note or portion thereof has been repurchased pursuant to Article XVI hereof. The Trustee shall destroy canceled Notes (unless the Company directs it in writing to do otherwise) and, after such destruction, shall, if requested by the Company, deliver a certificate of such destruction to the Company. If the Company shall acquire any of the Notes, such acquisitions shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are delivered to the Trustee for cancellation.

         Section 2.13.        Deposit of Funds.

         Prior to 10:00 a.m. New York City time on each Interest Payment Date and the maturity date, the Company shall deposit with the Paying Agent in immediately available funds sufficient to make cash payments, if any, due on such Interest Payment Date or maturity date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such Interest Payment Date or maturity date, as the case may be.

                                   ARTICLE III
                               REDEMPTION OF NOTES

         Section 3.1.         Right to Redeem; Notice to Trustee.

         The Notes shall not be redeemable at the option of the Company prior to October 1, 2000. At any time after October 1, 2000, and prior to maturity, the Notes may be redeemed at the option of the Company from time to time, as a whole or in part, at the Redemption Prices specified in paragraph nine of the form of Note (reverse side) attached hereto as Exhibit A, together with accrued interest up to but not including the Redemption Date.

         If the Company elects to redeem Notes pursuant to this Section 3.1 and paragraph eight of the Notes, it shall notify the Trustee in writing at least 45 days prior to the Redemption Date as fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee) of the Redemption Date and the principal amount of Notes to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Notes to be redeemed. If fewer than all of the Notes are to be redeemed, the record date relating to such redemption shall be selected by the Company and given to the Trustee in writing, which record date shall not be less than ten days after the date of written notice to the Trustee.
         Section 3.2.         Selection of Notes to Be Redeemed.

         If less than all of the Notes are to be redeemed, the Trustee shall, not more than 60 days prior to the Redemption Date, select the Notes to be redeemed by lot or by a method the Trustee considers fair and appropriate; provided, however, that such method is not prohibited by any stock exchange or automated quotations system on which the Notes are then listed or traded. The Trustee shall make the selection from the Notes outstanding and not previously called for redemption. The Trustee shall select for redemption portions of the principal of Notes that have denominations larger than $1,000. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

         Section 3.3.         Notice of Redemption.

         At least 15 days but not more than 60 days before a Redemption Date, the Company shall mail or cause to be mailed a notice of redemption by first-class mail to the Trustee and to each Holder of Notes to be redeemed at such Holder's address as it appears on the Note register.

         The notice shall identify the Notes to be redeemed and shall state:

         (1)      the Redemption Date;

         (2)      the Redemption Price;

         (3)      the then current Conversion Price;

         (4)      the name and address of  the Paying  Agent and the  Conversion
 Agent;

         (5) that Notes called for redemption must be presented and surrendered to the Paying Agent to collect the Redemption Price;

         (6) that the Notes called for redemption may be converted at any time before the close of business on the fifth Business Day immediately preceding the Redemption Date;

         (7)that Holders who wish to convert Notes must satisfy the requirements in paragraph 11 of the Notes;

         (8) that, unless the Company defaults in making the redemption payment, the only remaining right of the Holder shall be to receive payment of the Redemption Price upon presentation and surrender to the Paying Agent of the Notes;

         (9) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the Redemption Date, upon presentation and surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion thereof will be issued; and

         (10) that interest on Notes called for redemption ceases to accrue on and after the Redemption Date.

         At the Company's written request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

         Section 3.4.         Effect of Notice of Redemption.

         Once notice of redemption is mailed by the Company, or by the Trustee at the written request of the Company, Notes called for redemption become due and payable on the Redemption Date and at the Redemption Price stated in the notice, except for Notes that are converted in accordance with the provisions of
Section 15.1. Upon presentation and surrender to the Paying Agent, Notes called for redemption shall be paid at the Redemption Price, plus accrued interest up to but not including the Redemption Date.

         Section 3.5.         Deposit of Redemption Price.

         On or before 10:00 a.m. New York City time on any Redemption Date, the Company shall deposit with the Paying Agent money sufficient to pay the Redemption Price of and accrued interest on all Notes to be redeemed on that date, other than Notes or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation or have been converted. The Paying Agent shall promptly return to the Company any money not required for that purpose because of the conversion of Notes pursuant to
Article XV or otherwise. If such money is instead held by the Company or an Affiliate of the Company in trust and is not required for such purpose, it shall be discharged from the trust.

         Section 3.6.         Notes Redeemed in Part.

         Upon presentation and surrender of a Note that is redeemed in part, the Company shall execute and the Trustee shall, upon receipt of an Officer's Certificate for the authentication and delivery of Notes, authenticate for and deliver to the Holder a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

         Notwithstanding the foregoing, the Trustee shall not pay the Redemption Price of any Notes or mail any notice of redemption during the continuance of a default in payment of interest on the Notes or of any Event of Default of which a Trust Officer has knowledge. If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate borne by the Note and such Note shall remain convertible into Common Stock until the principal and premium, if any, shall have been paid or duly provided for.

         Section 3.7.         Conversion Arrangement on Call for Redemption.

         In connection with any redemption of Notes, the Company may arrange for the purchase and conversion of any Notes by an agreement with one or more investment bankers or other purchasers to purchase such Notes by paying to the Trustee in trust for the Holders, on or before the date fixed for redemption, an amount not less than the applicable Redemption Price, together with interest accrued to (but excluding) that date fixed for redemption, of such Notes. Notwithstanding anything to the contrary contained in this Article III, the obligation of the Company to pay the Redemption Price of such Notes, together with interest accrued to (but excluding) the date fixed for redemption, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into (a copy of which shall be filed with the Trustee prior to the date fixed for redemption), any Notes not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and surrendered by such purchasers for conversions, all as of immediately prior to the close of business on the date fixed for redemption (and the right to convert any such Notes shall be extended through such time), subject to payment of the above amount as aforesaid. At the written direction of the Company, the Trustee shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Company for the redemption of Notes. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Notes shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Notes between the Company and such purchasers to which the Trustee has not consented in writing, including the costs and expenses, including reasonable legal fees, incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

                                  ARTICLE IV
                             SUBORDINATION OF NOTES

         Section 4.1.         Notes Subordinated to Senior Indebtedness.

         The Company covenants and agrees, and each Holder of Notes issued hereunder by his or her acceptance thereof likewise covenants and agrees, that all Notes shall be issued subject to the provisions of this Article IV; and each Person holding any Note, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

         The payment of the principal of and interest on all Notes issued hereunder (including, without limitation, in connection with any redemption of Notes) shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter created, incurred, assumed or guaranteed.

         Section 4.2.         Payments to Holders.

         No payment shall be made with respect to the principal of, or premium, if any, or interest on the Notes (including, but not limited to, the Redemption Price with respect to the Notes to be called for redemption in accordance with
Section 3.2 or submitted for repurchase in accordance with Section 16.2, as the case may be, as provided in the Indenture), except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 4.5, if:

         (a) a default in the payment of principal, premium, interest, rent or other obligations due on any Senior Indebtedness occurs and is continuing (or, in the case of Senior Indebtedness for which there is a period of grace, in the event of such a default that continues beyond the period of grace, if any, specified in the instrument or lease evidencing such Senior Indebtedness), unless and until such default shall have been cured or waived or shall have ceased to exist, or

         (b) a default, other than a payment default, on any Designated Senior Indebtedness occurs and is continuing that then permits holders of such Designated Senior Indebtedness to accelerate its maturity and the Trustee receives a written notice of the default (a "Payment Blockage Notice") from a Representative or the Company.

         If the Trustee  receives any Payment Blockage Notice pursuant to clause
(b) above, no subsequent Payment Blockage Notice shall be effective for purposes of this Section unless and until (A) at least 365 days shall have elapsed since the initial effectiveness of the immediately prior Payment Blockage Notice, and
(B) all scheduled payments of principal, premium, if any, and interest on the Notes that have come due have been paid in full in cash. No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice.

         The Company, after providing written notice to the Trustee, shall resume payments on and distributions in respect of the Notes upon the earlier of:

         (a) the date upon which the default is cured or waived or ceases to exist, or

         (b) in the case of a default referred to in clause (b) above, 179 days pass after notice is received if the maturity of such Designated Senior Indebtedness has not been accelerated;

unless this Article IV otherwise prohibits the payment or distribution at the time of such payment or distribution.

         Upon any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full in cash or other payment satisfactory to the holders of such Senior Indebtedness, or payment thereof in accordance with its terms provided for in cash or other payment satisfactory to the holders of such Senior Indebtedness, before any payment is made on account of the principal of, premium, if any, or interest on the Notes (except payments made pursuant to Article XIII from monies deposited with the Trustee pursuant thereto prior to commencement of proceedings for such dissolution, winding up, liquidation or reorganization) and upon any such dissolution or winding up or liquidation or reorganization of the Company or bankruptcy, insolvency, receivership or other proceeding, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the holders of the Notes or the Trustee would be entitled, except for the provision of this Article IV, shall (except as aforesaid) be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the holders of the Notes or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, or as otherwise required by law or a court order) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full, in cash or other payment satisfactory to the holders of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution or provision therefor is made to the holders of the Notes or to the Trustee.

         For purposes of this Article IV, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article IV with respect to the Notes to the payment of all Senior Indebtedness which may at the time be outstanding provided that (i) the Senior Indebtedness is assumed by the new corporation, if any, resulting from any reorganization or readjustment, and (ii) the rights of the holders of Senior Indebtedness (other than leases which are not assumed by the Company or the new corporation, as the case may be) are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article XII shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this Section 4.2 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article XII.

         In the event of the acceleration of the Notes because of an Event of Default, no payment or distribution shall be made to the Trustee or any holder of Notes in respect of the principal of, premium, if any, or interest on the Notes (including, but not limited to, the Redemption Price with respect to the Notes, called for redemption in accordance with Section 3.2 or submitted for repurchase in accordance with Section 16.2, as the case may be, as provided in the Indenture), except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 4.5, until all Senior Indebtedness has been paid in full in cash or other payment satisfactory to the holders of Senior Indebtedness or such acceleration is rescinded in accordance with the terms of this Indenture. If payment of the Notes is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Indebtedness of the acceleration.

         In the event that, notwithstanding the foregoing provisions, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (including, without limitation, by way of setoff or otherwise), prohibited by the foregoing, shall be received by the Trustee or the Holders before all Senior Indebtedness is paid in full in cash or other payment satisfactory to the holders of such Senior Indebtedness, or provision is made for such payment thereof in accordance with its terms in cash or other payment satisfactory to the holders of such Senior Indebtedness, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash or other payment satisfactory to the holders of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

         Nothing in this Section 4.2 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 8.6. This Section 4.2 shall be subject to the further provisions of Section 4.5, and the right to rescind and annul acceleration of the notice pursuant to Section 7.1

         Section 4.3. Notes to Be Subrogated to Rights of Holders of Senior Indebtedness.

         Subject to the prior payment in full of all Senior Indebtedness then due, the Holders shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until the principal of and interest on the Notes shall be paid in full, and, for purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of assets, whether in cash, property or securities, distributable to the holders of Senior Indebtedness under the provisions hereof to which the Holders would be entitled except for the provisions of this Article IV, and no payment pursuant to the provisions of this Article IV to the holders of Senior Indebtedness by the Holders shall, as among the Company, its creditors other than the holders of Senior Indebtedness, and the Holders, be deemed to be a payment by the Company to or on account of Senior Indebtedness, it being understood that the provisions of this Article IV are, and are intended, solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Indebtedness, on the other hand.

         Section 4.4.         Obligations of the Company Unconditional.

         Nothing contained in this Article IV or elsewhere in this Indenture or in any Note is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness, and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of and interest on the Notes, as the same shall become due and payable in accordance with the terms of the Notes, or to affect the relative rights of the Holders and other creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon the happening of an Event of Default under this Indenture, subject to the provisions of Article VIII, and the rights, if any, under this Article IV of the holders of Senior Indebtedness in respect of assets, whether in cash, property or securities, of the Company received upon the exercise of any such remedy.

         Section 4.5.         Notice to Trustee.

         The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Notes. Notwithstanding the provisions of this Article IV or any other provision of this Indenture, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee, unless and until a Trust Officer shall have received written notice thereof from the Company or from the holder or holders of Senior Indebtedness or from their Representative or Representatives; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Sections 8.1 and 8.2, shall be entitled to assume conclusively that such facts do not exist.

         The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or herself to be a holder of Senior Indebtedness (or a Representative of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a Representative of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article IV, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent of which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of each Person under this Article IV, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         Section 4.6.        Application by Trustee of Monies Deposited With It.

         Money or U.S. Government Obligations deposited with the Trustee or any Paying Agent (whether or not in trust) for the payment of the principal of or interest on any Notes shall be subject to the provisions of Sections 4.1, 4.2,
4.3 and 4.4; except that, if two (2) Business Days prior to the date on which by the terms of this Indenture any such monies or U.S. Government Obligations may become payable for any purpose (including, without limitation, the payment of either the principal of or interest on any Note) the Trustee shall not have received with respect to such monies or U.S. Government Obligations the notice provided for in Section 4.5, then the Trustee or any Paying Agent shall have full power and authority to receive such monies and to apply such monies to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date. This Section 4.6 shall be construed solely for the benefit of the Trustee and the Paying Agent and shall not otherwise affect the rights that holders of Senior Indebtedness may have to recover any such payments from the Holders in accordance with the provisions of this Article IV.

         Section 4.7. Subordination Rights Not Impaired by Acts or Omissions of Company or holders of Senior Indebtedness.

         No right of any present or future holders of any Senior Indebtedness to enforce subordination, as herein provided, shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of any Senior Indebtedness may extend, renew, modify or amend the terms of such Senior Indebtedness or any security therefor and release, sell or exchange such security and otherwise deal freely with the Company, all without affecting the liabilities and obligations of the parties to this Indenture or the Holders. No provision in any supplemental indenture which affects the superior position of the holders of the Senior Indebtedness shall be effective against the holders of the Senior Indebtedness unless the holders of such Senior Indebtedness (required pursuant to the terms of such Senior Indebtedness to give such consent) have consented thereto.

         Section 4.8.         Trustee to Effectuate Subordination.

         Each Holder of a Note by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article IV and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

         Section 4.9.         Right of Trustee to Hold Senior Indebtedness.

         The Trustee, in its individual capacity, shall be entitled to all of the rights set forth in this Article IV in respect of any Senior Indebtedness at any time held by it to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

         Section 4.10.        Article IV Not to Prevent Events of Default.

         The failure to make a payment on account of the principal of or interest on the Notes by reason of any provision in this Article IV shall not be construed as preventing the occurrence of an Event of Default under Section 7.1.

         Section 4.11. No Fiduciary Duty Created to Holders of Senior Indebtedness.

         Notwithstanding any other provision in this Article IV, the Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness by virtue of the provisions of this Article IV.

         Section 4.12.        Article Applicable to Paying Agent.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article IV shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article IV in addition to or in place of the Trustee.

                                    ARTICLE V
                                    COVENANTS

         Section 5.1.         Payment of Notes.

         The Company shall promptly make all payments in respect of the Notes on the dates and in the manner provided in the Notes and this Indenture. An installment of principal or interest shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the Company or an Affiliate of the Company) holds on that date money deposited by the Company or an Affiliate thereof sufficient to pay the installment. The Company shall pay interest on overdue principal at the rate borne by the Notes per annum; it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

         Section 5.2.         SEC Reports.

         The Company shall file all reports and other information and documents which it is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, and within 15 days after it files them with the SEC, the Company shall file copies of all such reports, information and other documents with the Trustee. The Company will cause any quarterly and annual reports which it mails to its stockholders to be mailed to the Holders.

         During the period beginning on the latest date of the original issuance of the Notes and ending on the date that is two (2) years from such date, the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to any Holder or beneficial Holder of Notes or any Common Stock issued upon conversion thereof which continue to be Restricted Securities in connection with any sale thereof and any prospective purchaser of Notes or such Common Stock from such Holder or beneficial Holder, the information required pursuant to Rule 144A(d)(4) under the Securities Act upon the request of any Holder or beneficial Holder of such Notes or such Common Stock and it will take such further action as any Holder or beneficial Holder of such Notes or such Common Stock may reasonably request, all to the extent required from time to time to enable such Holder or beneficial Holder to sell its Notes or Common Stock without registration under the Securities Act within the limitation of the exemption provided by Rule 144A, as such Rule may be amended from time to time. Upon the request of any Holder or any beneficial Holder of the Notes or such Common Stock, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

         section 5.3.         Maintenance of Office or Agency.

         The Company will maintain in Atlanta, Georgia an office or agency (which may be the Corporate Trust Office) where the Notes may be surrendered for registration of transfer or exchange or for presentation for payment or for conversion or redemption and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office or the office or agency of the Trustee in Atlanta, Georgia.

         The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations provided that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in Atlanta, Georgia, for such purposes. The Company will give prompt written notice to the holders of any such designation or rescission and of any change in the location of any such other office or agency.

         The Company hereby initially designates each of the Corporate Trust Office of the Trustee and the office or agency of the Trustee in Atlanta, Georgia as one such office or agency of the Company for each of the aforesaid purposes.

         Section 5.4.         Stay, Extension and Usury Laws.

         The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claims or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.
         Section 5.5.         Liquidation.

         Subject to the provisions of Article IV, so far as they may be applicable hereto, the Board of Directors or the stockholders of the Company may not adopt a plan of liquidation, which plan provides for, contemplates or the effectuation of which is preceded by (a) the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company otherwise than substantially as an entirety (any such sale, lease, conveyance or other disposition substantially as an entirety being governed by Article VII) and (b) the distribution of all or substantially all of the proceeds of such sale, lease, conveyance or other disposition and of the remaining assets of the Company to the holders of the capital stock of the Company, unless the Company shall in connection with the adoption of such plan make provision for, or agree that prior to making any liquidating distributions it will make provision for, the satisfaction of the Company's obligations hereunder and under the Notes as to the payment of the principal and interest thereof. The Company shall be deemed to make provision for such payments only if (1) the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations maturing as to principal and interest in such amounts and at such times as are sufficient, without consideration of any reinvestment of such interest, to pay the principal of and interest on the Notes then outstanding to maturity and to pay all other sums payable by it hereunder or (2) there is an express assumption of the due and punctual payment of the Company's obligations hereunder and under the Notes and the performance and observance of all covenants and conditions to be performed by the Company hereunder, by the execution and delivery of a supplemental indenture in form satisfactory to the Trustee by a Person who acquires, or will acquire (otherwise than pursuant to a lease), all or substantially all of the assets of the Company, and which Person will have assets (immediately after the acquisition) and aggregate earnings (for such Person's four full fiscal quarters immediately preceding such acquisition) at least equal to the assets of the Company (immediately preceding such acquisition) and the aggregate earnings of the Company (for its four (4) full fiscal quarters immediately preceding the acquisition), respectively, and which is a corporation organized under the laws of the United States, any State thereof or the District of Columbia; provided, however, that the Company shall not make any liquidating distribution until after the Company (x) has certified to the Trustee with an Officers' Certificate at least five (5) days prior to the making of any liquidating distribution that it has complied with the provisions of this Section 5.5 and (y) delivered to the Trustee an Opinion of Counsel that all conditions precedent to such liquidation have been complied with.

         Section 5.6.         Compliance Certificates.

         The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year of the Company, an Officers' Certificate as to the signer's knowledge of the Company's compliance with all conditions and covenants on its part contained in this Indenture and stating whether or not the signer knows of any default or Event of Default. If such signer knows of such a default or Event of Default, the Officers' Certificate shall describe the default or Event of Default and the efforts to remedy the same. For the purposes of this Section 5.6, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture. The Officers' Certificate need not comply with Section 17.5 hereof.

         Section 5.7.         Notice of Defaults.

         In the event (a) that Indebtedness of the Company in an aggregate amount in excess of $5,000,000 is declared due and payable before its maturity because of the occurrence of any default under such Indebtedness, or (b) of the occurrence of any event which, with the giving of notice or the passage of time, or both, would entitle the holder or holders of such Indebtedness to declare such Indebtedness due and payable before its maturity, the Company will promptly give written notice to the Trustee of such declaration.

         Section 5.8.         Payment of Taxes and Other Claims.

         The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all material taxes, assessments and governmental charges levied or imposed upon the Company, directly or by reason of its ownership of any Subsidiary or upon the income, profits or property of the Company and (b) all material lawful claims for labor, materials and supplies, which, if unpaid, might by law become a lien upon the property of the Company; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which adequate provision has been made.

         Section 5.9.         Corporate Existence.

         Subject to Article XII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and rights (charter and statutory); provided, however, that the Company shall not be required to preserve any right if the Board of Directors shall determine in good faith that the preservation is no longer desirable in the conduct of the Company's business and that the loss thereof is not, and will not be, adverse in any material respect to the Holders.

         Section 5.10.        Maintenance of Properties.

         Subject to Section 5.5, the Company and its Subsidiaries will cause all material properties (real and personal) owned, leased or licensed in the conduct of their business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof and thereto, all as in the reasonable judgment of the Board of Directors may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times while any Notes are outstanding, provided, however, that nothing in this Section 5.10 shall prevent the Company and its Subsidiaries from discontinuing the maintenance of any such properties if, in the reasonable judgment of the Board of Directors, such discontinuance is desirable in the conduct of the Company's business and is not, and will not be, adverse in any material respect to the Holders.

         Section 5.11.        Further Instruments and Acts.

         Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.



                                  ARTICLE VI

                         NOTEHOLDERS' LISTS AND REPORTS
                                BY THE TRUSTEE

         Section 6.1.         Holders' Lists.

         The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, semiannually, not more than 15 days after each March 15 and September 15 in each year beginning with 1998, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of Notes as of a date not more than 15 days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished so long as the Trustee is acting as Registrar.

         Section 6.2.         Preservation and Disclosure of Lists.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of Notes contained in the most recent list furnished to it as provided in Section
6.1 or maintained by the Trustee in its capacity as Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 6.1 upon receipt of a new list so furnished.

         (b) The rights of Holders to communicate with other Holders of Notes with respect to their rights under this Indenture or under the Notes, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

         (c) Every Noteholder, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders of Notes made pursuant to the Trust Indenture Act.

         Section 6.3.         Reports by Trustee.

         (a) Within 60 days after December 31 of each year commencing with the year 1997, the Trustee shall transmit to Holders of Notes such reports dated as of December 31 of the year in which such reports are made concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

         (b) A copy of such report shall, at the time of such transmission to Holders of Notes, be filed by the Trustee with each stock exchange or automated quotation system upon which the Notes may be listed or traded with the Company. The Company will notify the Trustee in writing within a reasonable time if the Notes are listed on any stock exchange or automated quotation system.


                                   ARTICLE VII

                     REMEDIES OF THE TRUSTEE AND NOTEHOLDERS
                             ON AN EVENT OF DEFAULT

         Section 7.1.         Events of Default.

         In case one or more of the following Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

         (a) default in the payment of any installment of interest upon any of the Notes as and when the same shall become due and payable, and continuance of such default for a period of 30 days, whether or not such payment is permitted under Article IV hereof; or

         (b) default in the payment of the principal of or premium, if any, on any of the Notes as and when the same shall become due and payable either at maturity or in connection with any redemption pursuant to Article III or repurchase pursuant to Article XVI, by acceleration or otherwise, whether or not such payment is permitted under Article IV hereof; or

         (c) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in the Notes or in this Indenture (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section 7.1 specifically dealt with) continued for a period of 60 days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the Company and a Trust Officer of the Trustee by the Holders of at least 25% in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 9.4; or

         (d) failure on the part of the Company or any Subsidiary with respect to its obligation to pay principal of or interest on Indebtedness for borrowed money which default shall have resulted in Indebtedness in an amount in excess of $5,000,000; or

         (e) default by the Company with respect to any Indebtedness for borrowed money of the Company, which default results in acceleration of any such Indebtedness which is in an amount of in excess of $5,000,000 without such Indebtedness having been discharged, or such acceleration having been rescinded or annulled within the applicable grace period; or

         (f) the Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

         (g) an involuntary case or other proceeding shall be commenced against the Company seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 consecutive days; or

         (h) the entry by a court having jurisdiction in the premises of a final judgment, decree or order against the Company or any Subsidiary which shall require the payment by the Company or any Subsidiary of an amount (to the extent not covered by insurance) in excess of $5,000,000 and the continuance of any such judgment, decree or order unstayed or unsatisfied and in effect for a period of 60 consecutive days which is not being contested in good faith by appropriate judicial proceedings;

then, and in each and every such case (other than an Event of Default specified in Section 7.1(f) or (g)), unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding hereunder determined in accordance with Section 9.4, by notice in writing to the Company (and to the Trustee if given by Holders), may declare the principal of all the Notes and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Notes contained to the contrary notwithstanding. If an Event of Default specified in Section 7.1(f) or (g) occurs, the principal of all the Notes and the interest accrued thereon shall be immediately and automatically due and payable without necessity of further action. This provision, however, is subject to the condition that if, at any time after the decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all Notes and the principal of and premium, if any, on any and all Notes which shall have become due otherwise than by acceleration (with interest on overdue installments of interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal and premium, if any, at the rate borne by the Notes, to the date of such payment or deposit) and amounts due to the Trustee pursuant to Section 8.6, and if any and all defaults under this Indenture, other than the nonpayment of principal of and premium, if any, and accrued interest on Notes which shall have become due by acceleration, shall have been cured or waived pursuant to Section 7.7, then and in every such case the Holders of a majority in aggregate principal amount of the Notes then outstanding determined in accordance with Section 9.4, by written notice to the Company and to the Trustee, may waive all defaults or Events of Default and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or Event of Default, or shall impair any right consequent thereon. The Company shall notify a Trust Officer in writing, promptly upon becoming aware thereof, of any default or Event of Default.

         In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Holders of Notes, and the Trustee shall be restored respectively to their several positions and rights hereunder and all rights, remedies and powers of the Company, the Holders of Notes, and the Trustee shall continue as though no such proceeding had been taken.

         Section 7.2.         Payment of Notes on Default; Suit Therefor.

         The Company covenants that (a) in case default shall be made in the payment of any installment of interest upon any of the Notes as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of the principal of or premium, if any, on any of the Notes as and when the same shall have become due and payable, whether at maturity of the Notes or in connection with any redemption or repurchase, under this Indenture, by declaration or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the Holders, the whole amount that then shall have become due and payable on all such Notes for principal and premium, if any, or interest, or both, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate borne by the Notes and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder. Until such demand by the Trustee, the Company may pay the principal of and premium, if any, and interest on the Notes to the Holders, whether or not the Notes are overdue.

         In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as Trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Notes and collect in the manner provided by law out of the property of the Company or any other obligor on the Notes wherever situated the monies adjudged or decreed to be payable.

         In the case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under Title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the case of any other judicial proceedings relative to the Company or such other obligor upon the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 7.2, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Holders allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due the Trustee under Section 8.6, and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Holders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including counsel fees incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property which the Holders may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.



         All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders.

         In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders, and it shall not be necessary to make any Holders parties to any such proceedings.

         Section 7.3.         Application of Monies Collected by Trustee.

         Any monies collected by the Trustee pursuant to this Article VII shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

         First: to the payment of all amounts due the Trustee under Section 8.6;

         Second: subject to the provisions of Article IV, in case the principal of the outstanding Notes shall not have become due and be unpaid, to the payment of interest on the Notes in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by the Notes, such payments to be made ratably to the Persons entitled thereto;

         Third: subject to the provisions of Article IV, in case the principal of the outstanding Notes shall have become due, by acceleration or otherwise, and be unpaid, to the payment of the whole amount then owing and unpaid upon the Notes for principal and premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue payments of interest at the rate borne by the Notes, and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Notes, then to the payment of such principal and premium, if any, and interest without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest; and

         Fourth: subject to the provisions of Article IV, to the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

         Section 7.4.         Proceedings by Holders.

         No Holder shall have any right by virtue of or by availing itself of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding determined in accordance with Section 9.4 shall have made written request upon the Trustee to institute such action, suit or proceedings in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 7.7, it being understood and intended, and being expressly covenanted by the taker and Holder of every Note with every other taker and Holder and the Trustee, that no one or more Holders shall have any right in any manner whatever by virtue of or by availing itself of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Notes, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders (except as otherwise provided herein). For the protection and enforcement of this Section 7.4, each and every Noteholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Notwithstanding any other provision of this Indenture and any provision of any Note, the right of any Holder of any Note to receive payment of the principal of and premium, if any, and interest on such Note, on or after the respective due dates therefor, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company shall not be impaired or affected without the consent of such Holder.

         Anything in this Indenture or the Notes to the contrary notwithstanding, the Holder of any Note, without the consent of either the Trustee or the Holder of any other Note, in his own behalf and for his own benefit, may enforce, and may institute and maintain any proceeding suitable to enforce, his rights of conversion as provided herein.

         Section 7.5.         Proceedings by Trustee.

         In case of an Event of Default, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

         Section 7.6.         Remedies Cumulative and Continuing.

         Except as provided in the last paragraph of Section 2.9, all powers and remedies given by this Article VII to the Trustee or to the Holders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder of any of the Notes to exercise any right or power accruing upon any default or Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or any acquiescence therein and, subject to the provisions of Section 7.4, every power and remedy given by this Article VII or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders.

         Section 7.7. Direction of Proceedings and Waiver of Defaults by Majority of Holders.

         The Holders of a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 9.4 shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided, however, that (a) such direction shall not be in conflict with any rule of law or with this Indenture, and (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. The Holders of a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 9.4 may on behalf of the Holders of all of the Notes waive any past default or Event of Default hereunder and its consequences except (i) a default in the payment of interest or premium, if any, on, or the principal of, the Notes, (ii) a failure by the Company to convert any Notes into Common Stock, (iii) a default in the payment of the Redemption Price pursuant to Article III or repurchase price pursuant to
Article XVI or (iv) a default in respect of a covenant or provisions hereof which under Article XI cannot be modified or amended without the consent of the Holders of all Notes then outstanding. Upon any such waiver, the Company, the Trustee and the Holders shall be restored to their former positions and rights hereunder, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 7.7, said default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

         Section 7.8.         Notice of Defaults.

         The Trustee shall, within 90 days after a Trust Officer has knowledge of the occurrence of a default, mail to all Holders, as the names and addresses of such Holders appear upon the Note register, notice of all defaults known to a Trust Officer, unless such defaults shall have been cured or waived before the giving of such notice and provided that, except in the case of default in the payment of the principal of, or premium, if any, or interest on any of the Notes, the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors and/or officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

         Section 7.9.         Undertaking to Pay Costs.

         All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, provided that the provisions of this Section 7.9 (to the extent permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Holders, holding in the aggregate more than ten percent in principal amount of the Notes at the time outstanding determined in accordance with Section 9.4, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or premium, if any, or interest on any Note on or after the due date therefor or to any suit for the enforcement of the right to convert any Note in accordance with the provisions of Article XV or to require the Company to repurchase any Note in accordance with Article XVI.

                                 ARTICLE VIII
                            CONCERNING THE TRUSTEE

         Section 8.1.         Duties and Responsibilities of Trustee.

         The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

         (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred:

         (1) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture and the Trust Indenture Act, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture or the Trust Indenture Act against the Trustee; and

         (2) in the absence of bad faith and willful misconduct on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture but, in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

         (b) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer or Officers, unless the Trustee was negligent in ascertaining the pertinent facts;

         (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Notes at the time outstanding determined as provided in Section 9.4 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

         (d) whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee as Trustee, Paying Agent, Registrar, Custodian or Conversion Agent shall be subject to the provisions of this Section.

         None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers.

         Section 8.2.         Reliance on Documents, Opinions, Etc.

         Except as otherwise provided in Section 8.1,

         (a) the Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, coupon or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed) and any resolution of the Board of Directors may be evidence to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

         (c) the Trustee may consult with counsel, and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it thereunder in good faith and in accordance with such advice or Opinion of Counsel;

         (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

         (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, Note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by Agent or attorney, provided, however, that if the payments within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liability as a condition to so proceeding and the reasonable expenses of every such examination shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Company upon demand;

         (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any Agent or attorney appointed by it with due care hereunder; and

         (g) the Trustee shall not be deemed to have notice of an Event of Default or of any event or conditions which, with the giving of notice, the passage of time, or both, might constitute an Event of Default unless (i) the Trustee has received written notice thereof from the Company or any Noteholder or (ii) a Trust Officer shall have actual knowledge thereof.

         Section 8.3.         No Responsibility for Recitals, Etc.

         The recitals contained herein and in the Notes (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

         Section 8.4.         Trustee,  Paying   Agents,  Conversion  Agents  or
                              Registrar May Own Notes.

         The Trustee, any Paying Agent, any Conversion Agent or Registrar, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not Trustee, Paying Agent, Conversion Agent or Registrar.

         Section 8.5.         Monies to Be Held in Trust.

         Subject to the provisions of Section 13.4, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money held by the Trustee in trust thereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as may be agreed from time to time by the Company and the Trustee.

         Section 8.6.         Compensation and Expenses of Trustee.

         The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a Trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ), except any such expense, disbursement or advance as may arise from the Trustee's negligence, willful misconduct, recklessness or bad faith. The Company also covenants to indemnify the Trustee in any capacity under this Indenture and its agents and any authenticating agent for, and to hold them harmless against, any loss, liability or expense incurred without negligence, willful misconduct, recklessness, or bad faith on the part of the Trustee or such Agent or authenticating agent, as the case may be, and arising out of or in connection with the acceptance or administration of this trust or in any other capacity hereunder, including the costs and expenses of defending themselves against any claim of liability in the premises. All indemnifications and releases from liability granted hereunder to the Trustee shall extend to its Officers, directors, employees, agents, successors and assigns. The obligations of the Company under this Section 8.6 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured by a lien prior to that of the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Notes. The obligation of the Company under this
Section 8.6 shall survive the satisfaction and discharge of this Indenture.

         When the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Section 7.1(f) or (g) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws.

         Section 8.7.         Officers' Certificate as Evidence.

         Except as otherwise provided in Section 8.1, wherever in the administration of the provisions of this Indenture, the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence, willful misconduct, recklessness, or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee.

         Section 8.8.         Conflicting Interests of Trustee.

         If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

         Section 8.9.         Eligibility of Trustee.

         There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and which shall have (or, in the case of a corporation included in a bank holding company system, the related bank holding company shall have) a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section 8.9, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.9, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VIII.

         Section 8.10.        Resignation or Removal of Trustee.

                  (a) The Trustee may at any time resign by giving written notice of such resignation to the Company and to the Holders of Notes. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 60 days after the mailing of such notice of resignation to the Holders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee, or any Noteholder who has been a bona fide Holder of a Note or Notes for at least six months may, subject to the provisions of Section 7.9, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

                  (b) In case at any time any of the following shall occur:

                             (1)    the  Trustee  shall  fail  to  comply   with
Section 8.8 after written request therefor by the Company or by any Noteholder who has been a bona fide Holder of a Note or Notes for at least six (6) months; or

                             (2) the  Trustee  shall  cease  to be  eligible  in
accordance with the provisions of
Section 8.9 and shall fail to resign after written request therefor by the Company or by any such Noteholder; or

                             (3) the Trustee  shall become  incapable of acting,
or shall be adjudged a bankrupt
or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

                  then, in any such case, the Company may remove the Trustee and appoint a successor Trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee, or, subject to the provisions of Section 7.9, any Noteholder who has been a bona fide Holder of a Note or Notes for at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor Trustee.

                    (c) The Holders of a majority in aggregate principal amount of the Notes at the time outstanding may at any time remove the Trustee and nominate a successor Trustee which shall be deemed appointed as successor Trustee unless within ten (10) days after notice to the Company of such nomination, the Company objects thereto, in which case the Trustee so removed or any Noteholder, upon the terms and conditions and otherwise as in Section 8.10(a) provided, may petition any court of competent jurisdiction for an appointment of a successor Trustee.

                    (d) Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this
Section 8.10 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 8.11.

         Section 8.11.        Acceptance by Successor Trustee.

         Any successor Trustee appointed as provided in Section 8.10 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein but, nevertheless, on the written request of the Company or of its successor Trustee, the Trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 8.6, execute and deliver an instrument transferring to such successor Trustee all the rights and powers of the Trustee so ceasing to act. Upon request of any such successor Trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a lien upon all property and funds held or collected by such Trustee as such, except for funds held in trust for the benefit of Holders of particular Notes, to secure any amounts then due it pursuant to the provisions of Section 8.6.

         No  successor  Trustee  shall  accept  appointment  as provided in this
Section 8.11 unless at the time of such acceptance, such successor Trustee shall be qualified under the provisions of Section 8.8 and be eligible under the provisions of Section 8.9.

         Upon acceptance of appointment by a successor Trustee as provided in this Section 8.11, the Company (or the former Trustee, at the written direction of the Company) shall mail or cause to be mailed notice of the succession of such Trustee hereunder the Holders of Notes at their addresses as they shall appear on the Note register. If the Company fails to mail such notice within ten
(10) days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company.

         Section 8.12.        Succession by Merger, Etc.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee (including any trust created by this Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that in the case of any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, such corporation shall be qualified under the provisions of Section 8.8 and eligible under the provisions of Section 8.9.

         In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee or authenticating agent appointed by such predecessor Trustee, and deliver such Notes so authenticated and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee or an authenticating agent appointed by such successor Trustee may authenticate such Notes either in the name of any predecessor Trustee hereunder or in the name of the successor Trustee and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

         Section 8.13.        Limitation on Rights of Trustee as Creditor.

         If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of the claims against the Company (or any such other obligor).

                                  ARTICLE IX
                          CONCERNING THE NOTEHOLDERS

         Section 9.1.         Action by Holders.

         When in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Notes may take any action
(including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Holders in Person or by Agent or proxy appointed in writing, or (b) by the record of the Holders of Notes voting in favor thereof at any meeting of Holders duly called and held in accordance with the provisions of
Article X, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders. Whenever the Company or the Trustee solicits the taking of any action by the Holders, the Company or the Trustee may fix in advance of such solicitation, a date as the record date for determining Holders entitled to take such action. The record date shall be not more than 15 days prior to the date of commencement of solicitation of such action.

         Section 9.2.         Proof of Execution by Holders.

         Subject to the provisions of Sections 8.1, 8.2 and 10.5, proof of the execution of any instrument by a Noteholder or his Agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Notes shall be provided by the registry of such Notes or by a certificate of the Registrar.

         The record of any Holders' meeting shall be proved in the manner provided in Section 10.6.

         Section 9.3.         Who are Deemed Absolute Owners.

         The Company, any other obligor on the Notes, the Trustee, any authenticating agent, any Paying Agent, any Conversion Agent and any Registrar may deem the Person in whose name such Note shall be registered upon the Note register to be, and may treat him as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest on such Note, for conversion of such Note and for all other purposes and neither the Company nor any authenticating agent nor any Registrar shall be affected by any notice to the contrary. All such payments so made to any Holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon such Note.

         Section 9.4.         Company-Owned Notes Disregarded.

         In determining whether the Holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent, waiver or other action under this Indenture, Notes which are owned by the Company or any other obligor on the Notes or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Notes shall be disregarded and deemed not to be outstanding for the purpose of any such determination, provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action, only Notes which a Trust Officer knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as outstanding for the purpose of this
Section 9.4 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Notes and that the pledgee is not the Company, any other obligor on the Notes or a Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company of any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Notes, if any, known by the Company to be owned or held by or for the account of any of the above-described Persons and, subject to Section 8.1, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are outstanding for the purpose of any such determination.

         Section 9.5.         Revocation of Consents;  Future Holders Bound.

         At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 9.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action, any Holder of a Note which is shown by the evidence to be included in the Notes the Holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 9.2, revoke such action so far as it concerns such Note. Except as aforesaid, any such action taken by the Holder of any Note shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Note and of any Notes issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor.

                                    ARTICLE X
                              NOTEHOLDERS' MEETINGS

         Section 10.1.        Purpose of Meetings.

         A meeting of Holders may be called at any time and from time to time pursuant to the provisions of this Article X for any of the following purposes:

                  (a) to give any notice to the  Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article VII;

                  (b) to remove the Trustee and nominate a successor Trustee pursuant to the provisions of Article VIII;

                  (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.2; or

                  (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Notes under any other provision of this Indenture or under applicable law.

         Section 10.2.        Call of Meetings by Trustee.

         The Trustee may at any time call a meeting of Holders to take any action specified in Section 10.1, to be held at such time and at such place at a location within ten (10) miles of the Corporate Trust Office or in New York, New York, as the Trustee shall determine. Notice of every meeting of the Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 9.1, shall be mailed to Holders of Notes at their addresses as they shall appear on the Note register. Such notice shall also be mailed to the Company. Such notices shall be mailed not less than 20 nor more than 90 days prior to the date fixed for the meeting.

         Any meeting of Holders shall be valid without notice if the Holders of all Notes then outstanding are present in Person or by proxy or if notice is waived before or after the meeting by the Holders of all Notes outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

         Section 10.3.        Call of Meetings by Company or Holders.

         In case at any time the Company, pursuant to a resolution of its Board of Directors, or the Holders of at least ten percent in aggregate principal amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Holders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Holders may determine the time and the place at any location within 10 miles of the Corporate Trust Office or New York, New York for such meeting and may call such meeting to take any action authorized in Section 10.1, by mailing notice thereof as provided in Section 10.2.

         Section 10.4.        Qualifications for Voting.

         To be entitled to vote at any meeting of Holders a Person shall (a) be a Holder of one or more Notes on the record date pertaining to such meeting or
(b) be a Person appointed by an instrument in writing as proxy by a Holder of one or more Notes. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

         Section 10.5.        Regulations.

         Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 10.3, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Notes represented at the meeting and entitled to vote at the meeting.

         Subject to the provisions of Section 9.4, at any meeting each Noteholder or proxy Holder shall be entitled to one vote for each $1,000 principal amount of Notes then outstanding and held or represented by him, provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by him or instruments in writing as aforesaid duly designating him as the proxy vote on behalf of other Holders. Any meeting of Holders duly called pursuant to the provisions of
Section 10.2 or 10.3 may be adjourned from time to time by the Holders of a majority of the aggregate principal amount of Notes represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

         Section 10.6.        Voting.

         The vote upon any resolution submitted to any meeting of Holders shall be by written ballot on which shall be subscribed the signatures of the Holders of Notes or of their representative by proxy and the principal amount of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 10.2. The record shall show the principal amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

         Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         Section 10.7.        No Delay of Rights by Meeting.

         Nothing in this Article X shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Notes.

                                   ARTICLE XI
                             SUPPLEMENTAL INDENTURES

         Section 11.1.       Supplemental Indentures Without Consent of Holders.

         The Company, when authorized by resolutions of the Board of Directors certified by its Secretary or an Assistant Secretary, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

                  (a) to make provisions with respect to the conversion rights of the Holders of Notes pursuant to the requirements of Section 15.6 or the repurchase obligations of the Company pursuant to the requirements of Section 16.5;

                  (b) subject to Article IV, to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Notes, any property or assets;
                  (c) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article XII;

                  (d) to add to the covenants of the Company such further covenants, restrictions or conditions as the Board of Directors and the Trustee shall consider to be for the benefit of the Holders of Notes, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth provided, however, that in respect of any such additional covenant, restriction or conditions such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

                  (e) to provide for the issuance under this Indenture of Notes in coupon form (including Notes registrable as to principal only) and to provide for exchangeability of such Notes with the Notes issued hereunder in fully registered form and to make all appropriate changes for such purpose;

                  (f) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provisions contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not materially adversely affect the interests of the Holders;

                  (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes; or

                  (h) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act, or under any similar federal statue hereafter enacted.

         The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any supplemental indenture authorized by the provisions of this Section
11.1 may be executed by the Company and the Trustee without the consent of the Holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 11.2.

         Section 11.2.        Supplemental Indentures with Consent of Holders.

         With the consent (evidenced as provided in Article IX) of the Holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 9.4, the Company, when authorized by the resolutions of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the Holders, provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption thereof, or impair the right of any Noteholder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Notes, or modify the provisions of this Indenture with respect to the subordination of the Notes in a manner adverse to the Holders in any material respect, or change the obligation of the Company to repurchase any Note upon the occurrence of a Change in Control in a manner adverse to the Holder of Notes, or impair the right to convert the Notes into Common Stock in any material respect, without the consent of the Holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indentures, without the consent of the Holders of all Notes then outstanding.

         Upon the request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or an Assistant Secretary authorizing the execution of any such supplemental indentures, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid the Trustee shall join with the Company in the execution of such supplemental indentures unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         It shall not be  necessary  for the consent of the  Holders  under this
Section 11.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Section 11.3.        Effect of Supplemental Indenture.

         Any supplemental  indenture executed pursuant to the provisions of this
Article XI shall comply with the Trust Indenture Act, as then in effect, provided that this Section 11.3 shall not require such supplemental indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to such supplemental indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this
Article XI, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         Section 11.4.        Notation on Notes.

         Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article XI may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may, at the Company's expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 17.11) and delivered in exchange for the Notes then outstanding, upon surrender of such Notes then outstanding.

         Section 11.5. Evidence of Compliance of Supplemental Indenture to Be Furnished Trustee.

         The Trustee, subject to the provisions of Sections 8.1 and 8.2, may require an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article XI.

                                   ARTICLE XII
                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

         Section 12.1.        Company May Consolidate Etc. on Certain Terms.

         Subject to the provisions of Sections 12.2 and 16.1, nothing contained in this Indenture or in any of the Notes shall prevent any consolidation or merger of the Company with or into any other corporation or corporations (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance or lease (or successive sales, conveyances or leases) of the property of the Company, substantially as an entirety, to any other corporation (whether or not affiliated with the Company), authorized to acquire and operate the same and which, in each case, shall be organized under the laws of the United States of America, any state thereof or the District of Columbia, provided, that upon any such consolidation, merger, sale, conveyance or lease, if the Company is not the surviving entity, the due and punctual payment of the principal of and premium, if any, and interest on all of the Notes, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee by the corporation (if other than the Company) formed by such consolidation, or into which the Company shall have been merged, or by the corporation which shall have acquired or leased such property, and such supplemental indenture shall provide for the applicable conversion rights set forth in Section 15.6.

         Section 12.2.        Successor Corporation to Be Substituted.

         In case of any such consolidation, merger, sale, conveyance or lease referenced in Section 12.1 and upon the assumption by any successor corporation, by supplemental indenture required by Section 12.1, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by Company, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as such. Such successor corporation thereupon may cause to be signed and may issue either in its own name or in the name of World Access, Inc. any or all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Notes which previously shall have been signed and delivered by the Officers of the Company to the Trustee for authentication, and any Notes which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale or conveyance (but not in the event of any such lease), the Person named as the "Company" in the first paragraph of this Indenture or any successor which shall thereafter have become such in the manner prescribed in this Article XII shall be released from its liabilities as obligor and maker of the Notes and from its obligations under this Indenture.

         In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

         Section 12.3.        Opinion of Counsel to Be Given Trustee.

         The Trustee, subject to Sections 8.1 and 8.2, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance or lease and any such assumption complies with the provisions of this Article XII.


                                  ARTICLE XIII

                     SATISFACTION AND DISCHARGE OF INDENTURE

         Section 13.1.        Discharge of Indenture.

         When (a) the Company shall deliver to the Trustee for cancellation all Notes theretofore authenticated (other than any Notes which have been destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) and not theretofore canceled, or (b) all the Notes not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be canceled for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee, in trust, monies sufficient to pay at maturity or upon redemption of all of the Notes (other than any Notes which shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) not theretofore canceled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest due or to become due to such date of maturity or Redemption Date, as the case may be, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) remaining rights of registration of transfer, substitution and exchange and conversion of Notes, (ii) rights hereunder of Holders to receive payments of principal of and premium, if any, and interest on, the Notes and the other rights, duties and obligations of Holders, as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee and (iii) the rights, obligations and immunities of the Trustee hereunder), and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel as required by Section 17.5 and at the cost and use of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture the Company, however, hereby agreeing to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Notes.

         Section 13.2.        Deposited Monies to Be Held in Trust by Trustee.

         Subject to Section 13.4, all monies deposited with the Trustee pursuant to Section 13.1 and not in violation of Article IV shall be held in trust for the sole benefit of the Holders and not to be subject to the subordination provisions of Article IV, and such monies shall be applied by the Trustee to the payment, either directly or through any Paying Agent (including the Company if acting as its own Paying Agent), to the Holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest and premium, if any.

         Section 13.3.        Paying Agent to Repay Monies Held.

         Upon the satisfaction and discharge of this Indenture, all monies then held by any Paying Agent for the Notes (other than the Trustee) shall, upon written request of the Company, be repaid to the Company or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

         Section 13.4.        Return of Unclaimed Monies.

         Subject to the requirement of applicable law, any monies deposited with or paid to the Trustee for payment of the principal of, premium, if any, or interest on Notes and not applied but remaining unclaimed by the Holders of Notes for two years after the date upon which the principal of, premium, if any, or interest on such Notes, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on demand and all liability of the Trustee shall thereupon cease with respect to such monies, and the Holder of any of the Notes shall thereafter look only to the Company for any payment which such Holder may be entitled to collect except if an applicable abandoned property law does not so permit.

         Section 13.5.        Reinstatement.

         If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 13.2 by reason of any order or judgment of any court of governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section
13.1 until such time as the Trustee or the Paying Agent is permitted to apply all such money in accordance with Section 13.2, provided, however, that if the Company makes any payment of interest or premium, if any, on or principal of any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.



                                  ARTICLE XIV

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

         Section 14.1.        Indenture and Notes Solely Corporate Obligations.

         No recourse for the payment of the principal of or premium, if any, or interest on any Note, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Note, or because of the creation of any Indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, Officer, or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.

                                   ARTICLE XV
                               CONVERSION OF NOTES

         Section 15.1.        Right to Convert.

         Subject to and upon compliance with the provisions of this Indenture, the Holder of any Note shall have the right, at his option, at any time prior to the close of business on October 1, 2002 (except that, with respect to any Note or portion of a Note which shall be called for redemption, such right shall terminate, except as provided in Section 15.2 or Section 3.4, at the close of business on the fifth Business Day preceding the date fixed for redemption of such Note or portion of a Note, unless the Company shall default in payment due upon redemption thereof) to convert the principal amount of any such Note, or any portion of such principal amount which is $1,000 or an integral multiple thereof, into that number of fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) obtained by dividing the principal amount of the Note or portion thereof surrendered for conversion by the Conversion Price in effect at such time, by surrender of the Note so to be converted in whole or in part in the manner provided, together with any required funds, in Section 15.2. A Holder of Notes is not entitled to any rights of a Holder of Common Stock until such Holder has converted his Notes to Common Stock, and only to the extent such Notes are deemed to have been converted to Common Stock under this Article XV.

         Section 15.2. Exercise of Conversion Privilege; Issuance of Common Stock on Conversion; No Adjustment for Interest or Dividends.

         In order to exercise the conversion privilege with respect to any Note in certificated form, the Holder of any such Note to be converted in whole or in part shall surrender such Note, duly endorsed, at an office or agency maintained by the Company pursuant to Section 5.3, accompanied by the funds, if any, required by the penultimate paragraph of this Section 15.2, and shall give written notice of conversion in the form provided on the Notes (or such other notice which is acceptable to the Company) to such office or agency that the Holder elects to convert such Note or the portion thereof specified in said notice. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued, and shall be accompanied by transfer taxes, if required pursuant to Section 15.7. Each such Note surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such Note, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the Holder or his duly authorized attorney.

         In order to exercise the conversion privilege with respect to any interest in a Note in global form, the beneficial Holder must complete the appropriate instruction form for conversion pursuant to the Depositary's book-entry conversion program, deliver by book-entry delivery an interest in such Note in global form, furnish appropriate endorsements and transfer documents if required by the Company or the Trustee or Conversion Agent, and pay the funds, if any, required by this Section 15.2 and any transfer taxes if required pursuant to Section 15.7.

         As promptly as practicable after satisfaction of the requirements for conversion set forth above, subject to compliance with any restrictions on transfer if shares issuable on conversion are to be issued in a name other than that of the Noteholder (as if such transfer were a transfer of the Note or Notes (or portion thereof) so converted), the Company shall issue and shall deliver to such Holder at the office or agency maintained by the Company for such purpose pursuant to Section 5.3, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Note or portion thereof in accordance with the provisions of this Article and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, as provided in Section 15.3. In case any Note of a denomination greater than $1,000 shall be surrendered for partial conversion, and subject to Section 2.3, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of the Note so surrendered, without charge to him, a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Note.

         Each conversion shall be deemed to have been effected as to any such Note (or portion thereof) on the date on which the requirements set forth above in this Section 15.2 have been satisfied as to such Note (or portion thereof), and the Person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the Holder of record of the shares represented thereby, provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the Person in whose name the certificates are to be issued as the record Holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Note shall be surrendered.

         Any Note or portion thereof surrendered for conversion during the period from the close of business on the record date for any interest payment date to the close of business on the Business Day next preceding the following interest payment date shall (unless such Note or portion thereof being converted shall have been called for redemption during the period from the close of business on such record date to the close of business on the Business Day next preceding the following interest payment date) be accompanied by payment, in New York Clearing House funds or other funds acceptable to the Company, of an amount equal to the interest payable on such interest payment date on the principal amount being converted provided, however, that no such payment need be made if there shall exist at the time of conversion a default in the payment of interest on the Notes. In the event a Note or portion thereof is called for redemption on or after October 1, 2000 and before April 1, 2001 and the Holder elects to convert such Note after it has been called for redemption, the Holder will be entitled to receive interest on such Note for the period from April 1, 2000 through October 1, 2000. Except as provided above in this Section 15.2, no adjustment shall be made for interest accrued on any Note converted or for dividends on any shares issued upon the conversion of such Note as provided in this Article.

         Upon the conversion of an interest in a Note in global form, the Trustee, or the Custodian at the direction of the Trustee, shall make a notation on such Note in global form as to the reduction in the principal amount represented thereby as a result of such conversion.

         Section 15.3.        Cash Payments in Lieu of Fractional Shares.

         No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of Notes. If more than one Note shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted hereby) so surrendered. If any fractional share of stock would be issuable upon the conversion of any Note or Notes, the Company shall make an adjustment and payment therefor in cash at the current market value thereof to the Holder of Notes. The current market value of a share of Common Stock shall be the Closing Price on the first Trading Day immediately preceding the day on which the Notes (or specified portions thereof) are deemed to have been converted.

         Section 15.4.        Conversion Price.

         The conversion price shall be as specified in the form of Note (herein called the "Conversion Price") attached as Exhibit A hereto, subject to adjustment as provided in this Article XV.

         Section 15.5.        Adjustment of Conversion Price.

         The Conversion Price shall be adjusted from time to time by the Company as follows:

         (a) In case the Company shall hereafter pay a dividend or make a distribution to all Holders of the outstanding Common Stock in shares of Common Stock, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company. If any dividend or distribution of the type described in this Section 15.5(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

         (b) In case the Company shall issue rights or warrants to all Holders of its outstanding shares of Common Stock entitling them (for a period expiring within 45 days after the date fixed for determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as defined below) on the date fixed for determination of stockholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date fixed for determination of stockholders entitled to receive such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for determination of stockholders entitled to receive such rights and warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price, and of which the denominator shall be the number of shares of Common Stock outstanding on the date fixed for determination of stockholders entitled to receive such rights and warrants plus the total number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be successively made whenever any such rights and warrants are issued, and shall become effective immediately after the opening of business on the day following the date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the Holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

         (c) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

         (d) In case the Company shall, by dividend or otherwise, distribute to all Holders of its Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 15.5(a) applies) or evidences of its Indebtedness or assets (including securities, but excluding any rights or warrants referred to in Section 15.5(b), and excluding any dividend or distribution paid exclusively in cash (any of the foregoing hereinafter in this Section 15.5(d) called the "Securities")), then, in each such case (unless the Company elects to reserve such Securities for distribution to the Holders upon the conversion of the Notes so that any such Holder converting Notes will receive upon such conversion, in addition to the shares of Common Stock to which such Holder is entitled, the amount and kind of such Securities which such Holder would have received if such Holder had converted its Notes into Common Stock immediately prior to the Record Date (as defined in Section 15.5(h) for such distribution of the Securities)), the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect on the Record Date (as defined below) with respect to such distribution by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock on such Record Date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) on the Record Date of the portion of the Securities so distributed applicable to one share of Common Stock and the denominator shall be the Current Market Price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following such Record Date provided, however, that in the event the then fair market value (as so determined) of the portion of the Securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Noteholder shall have the right to receive upon conversion the amount of Securities such Holder would have received had such Holder converted each Note on the Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this
Section 15.5(d) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price of the Common Stock.

         In the event the Company implements a stockholder rights plan, such rights plan shall provide that upon conversion of the Notes the Holders will receive, in addition to the Common Stock issuable upon such conversion, the rights issued under such rights plan (notwithstanding the occurrence of an event causing such rights to separate from the Common Stock at or prior to the time of conversion).

         Rights or warrants distributed by the Company to all Holders of Common Stock entitling the Holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"): (i) are deemed to be transferred with such shares of Common Stock (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 15.5 (and no adjustment to the Conversion Price under this Section 15.5 will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Price shall be made under this Section 15.5(d). If any such right or warrant, including any such existing rights or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of Indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the Holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Price under this Section 15.5 was made, (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any Holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a Holder or Holders of Common Stock with respect to such rights or warrants (assuming such Holder had retained such rights or warrants), made to all Holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants which shall have expired or been terminated without exercise by any Holders thereof, the Conversion Price shall be readjusted as if such rights and warrants had not been issued.

         For purposes of this Section 15.5(d) and Sections 15.5(a) and (b), any dividend or distribution to which this Section 15.5(d) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of Indebtedness, assets or shares of capital stock other than such shares of Common Stock or rights or warrants (and any further Conversion Price reduction required by this Section 15.5(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Price reduction required by Sections 15.5(a) and (b) with respect to such dividend or distribution shall then be made), except (A) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution" and "the date fixed for such determination" within the meaning of Sections 15.5(a) and (b), and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 15.5(a).

         (e) In case the Company shall, by dividend or otherwise, distribute to all Holders of its Common Stock cash (excluding any cash that is distributed upon a merger or consolidation to which Section 15.6 applies or as part of a distribution referred to in Section 15.5(d)) in an aggregate amount that, combined together with (1) the aggregate amount of any other such distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this Section 15.5(e) has been made, and (2) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) of consideration payable in respect of any tender offer by the Company for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to Section 15.5(f) has been made, exceeds 10% of the product of the Current Market Price (determined as provided in Section 15.5(h)) on the Record Date with respect to such distribution times the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such Record Date by a fraction (i) the numerator of which shall be equal to the Current Market Price on the Record Date less an amount equal to the quotient of
(x) the excess of such combined amount over such 10% and (y) the number of shares of Common Stock outstanding on the Record Date and (ii) the denominator of which shall be equal to the Current Market Price on such Record Date provided, however, that, if the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Noteholder shall have the right to receive upon conversion the amount of cash such Holder would have received had such Holder converted such Note immediately prior to such Record Date. If such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

         (f) In case a tender offer made by the Company or any of its subsidiaries for all or any portion of the Common Stock expires and such tender offer (as amended upon the expiration thereof) requires the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) that, combined together with (1) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors), as of the expiration of such tender offer, of consideration payable in respect of any other tender offers, by the Company or any of its subsidiaries for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this Section 15.5(f) has been made and (2) the aggregate amount of any distributions to all Holders of the Common Stock made exclusively in cash within 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to Section 15.5(e) has been made, exceeds 10% of the product of the Current Market Price (determined as provided in Section 15.5(h)) as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date of the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction (if any) to become effective immediately prior to the opening of business on the day following the Expiration Time. If the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender offer had not been made. If the application of this Section 15.5(f) to any tender offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer under this Section 15.5(f).

         (g) In case of a tender or exchange offer made by a Person other than the Company or any subsidiary of the Company for an amount which increases the offeror's ownership of Common Stock to more than 25% of the Common Stock outstanding and shall involve the payment by such Person of consideration per share of Common Stock having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) at the Expiration Time that exceeds the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, and in which, as of the Expiration Time the Board of Directors is not recommending rejection of the offer, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the Expiration Time multiplied by the current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective as of immediately prior to the opening of business on the day following the Expiration Time. In the event that such Person is obligated to purchase shares pursuant to any such tender or exchange offer, but such Person is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender or exchange offer had not been made. Notwithstanding the foregoing, the adjustment described in this Section 15.5(g) shall not be made if, as of the Expiration Time, the offering documents with respect to such offer disclose a plan or intention to cause the Company to engage in any transaction described in
Article XII.

         (h) For purposes of this Section 15.5, the following terms shall have the meaning indicated:

         (1) "Closing Price" with respect to any securities on any day shall mean the closing sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the New York Stock Exchange, or, if such security is not listed or admitted to trading on such Exchange, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors or, to the extent permitted by applicable law, a duly authorized committee thereof, whose determination shall be conclusive.

         (2) "Current Market Price" shall mean the average of the daily Closing Prices per share of Common Stock for the ten consecutive Trading Days immediately prior to the date in question provided, however, that (1) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 15.5(a), (b), (c), (d), (e), (f) or (g) occurs during such ten consecutive Trading Days, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event, (2) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to
Section 15.5(a), (b), (c), (d), (e), (f) or (g) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event, and (3) if the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause
(1) or (2) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Board of Directors or, to the extent permitted by applicable law, a duly authorized committee thereof in a manner consistent with any determination of such value for purposes of Section 15.5(d),
(f) or (g), whose determination shall be conclusive and described in a resolution of the Board of Directors or such duly authorized committee thereof, as the case may be) of the evidences of Indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For purposes of any computation under Section 15.5(f) or (g), the Current Market Price of the Common Stock on any date shall be deemed to be the average of the daily Closing Prices per share of Common Stock for such day and the next two succeeding Trading Days provided, however, that if the "ex" date for any event (other than the tender or exchange offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 15.5(a), (b), (c), (d), (e), (f) or (g) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (3) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time of such offer.

         (3) "fair market value" shall mean the amount which a willing buyer would pay a willing seller in an arm's length transaction.

         (4) "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the Holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

         (5) "Trading Day" shall mean (x) if the applicable security is listed or admitted for trading on the New York Stock Exchange, the Nasdaq Stock Market (National Market) or another national security exchange, a day on which the New York Stock Exchange, the Nasdaq Stock Market (National Market) or another national security exchange is open for business or (y) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made thereon or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

         (i) The Company may make such reductions in the Conversion Price, in addition to those required by Sections 15.5(a), (b), (c), (d), (e), (f) and (g), as the Board of Directors considers to be advisable to avoid or diminish any income tax to Holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

         To the extent permitted by applicable law, the Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days, the reduction is irrevocable during the period and the Board of Directors shall have made a determination that such reduction would be in the best interests of the Company, which determination shall be conclusive. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to Holders of record of the Notes a notice of the reduction at lease 15 days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect.

         (j) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1.00% in such price provided, however, that any adjustments which by reason of this Section 15.5(j) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article XV shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

         (k) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly file with the Trustee and any Conversion Agent other than the Trustee an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective and shall mail notice of such adjustment of the Conversion Price to the Holder of each Note at his last address appearing on the Note register provided for in Section 2.5 of this Indenture, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

         (l) In any case in which this Section 15.5 provides that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the Holder of any Note converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above such conversion by reason of the adjustment required by such event and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such Holder any amount in cash in lieu of any fraction pursuant to Section 15.5.

         (m) For purposes of this Section 15.5, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

         Section 15.6. Effect of Reclassification, Consolidation, Merger or Sale.

         If any of the following events occur, namely (i) any reclassification or change of the outstanding shares of Common Stock (other than a subdivision or combination to which Section 15.5(c) applies), (ii) any consolidation, merger or combination of the Company with another corporation as a result of which Holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other corporation as a result of which Holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) providing that such Notes shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a Holder of a number of shares of Common Stock issuable upon conversion of such Notes (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available to convert all such Notes) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such Holder of Common Stock did not exercise his rights of election, if any, as to the kind or amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance (provided that, if the kind or amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("nonelecting share"), then for the purposes of this Section 15.6 the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article.

         The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder of Notes, at his address appearing on the Note register provided for in Section 2.5 of this Indenture, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

         The  above   provisions  of  this  Section  shall  similarly  apply  to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

         If this Section 15.6 applies to any event or occurrence, Section 15.5 shall not apply.

         Section 15.7.        Taxes on Shares Issued.

         The issue of stock certificates on conversions of Notes shall be made without charge to the converting Noteholder for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the Holder of any Note converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         Section 15.8. Reservation of Shares to Be Fully Paid; Compliance with Governmental Requirements; Listing of Common Stock.

         The Company shall reserve, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares of Common Stock to provide for the conversion of the Notes from time to time as such Notes are presented for conversion.

         Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Notes, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Price.

         The Company covenants that all shares of Common Stock which may be issued upon conversion of Notes will upon issue be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

         The Company covenants that if any shares of Common Stock to be provided for the purpose of conversion of Notes hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

         The Company further covenants that if at any time the Common Stock shall be listed on the New York Stock Exchange, the Nasdaq Stock Market (National Market), or any other national securities exchange the Company will, if permitted by the rules of such exchange, list and keep listed so long as the Common Stock shall be so listed on such exchange, all Common Stock issuable upon conversion of the Notes.

         Section 15.9.        Responsibility of Trustee.

         The Trustee and any other Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Notes to either calculate the Conversion Price or determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Note and the Trustee and any other Conversion Agent make no representations with respect thereto. Subject to the provisions of Section 8.1, neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Note for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article. Without limiting the generality of the foregoing, neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 15.6 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Holders upon the conversion of their Notes after any event referred to in such Section 15.6 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 8.1, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

         Section 15.10.       Notice to Holders Prior to Certain Actions.

         In case:

         (a) the Company shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Conversion Price pursuant to Section 15.5; or

         (b) the Company shall authorize the granting to all or substantially all the Holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

         (c) of any reclassification or reorganization of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

         (d) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company shall cause to be filed with the Trustee and to be mailed to each Holder of Notes at his address appearing on the Note register provided for in
Section 2.5 of this Indenture, as promptly as possible but in any event at least 15 days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, or rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that Holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliver-able upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up.



                                   ARTICLE XVI

                   REPURCHASE OF NOTES AT OPTION OF THE HOLDER
                             UPON CHANGE IN CONTROL

         Section 16.1.        Right to Require Repurchase.

         In the event that a Change in Control (as hereinafter defined) shall occur, then each Holder shall have the right, at the Holder's option, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such Holder's Notes, or any portion of the principal amount thereof that is an integral multiple of $1,000 (provided that no single Note may be repurchased in part unless the portion of the principal amount of such Note to be outstanding after such repurchase is equal to $1,000 or an integral multiple of $1,000), on the date (the "Repurchase Date") that is 30 days after the date of the Company Notice (as defined in Section 16.2) for cash at a purchase price equal to 100% of the principal amount (the "Repurchase Price") plus interest accrued and unpaid to, but excluding, the Repurchase Date. If the Repurchase Date is between a record date for an interest payment date and such interest payment date, then the interest payable on such interest payment date shall be paid to the Holder of Record on the Note on such interest payment date. Whenever in this Indenture there is a reference, in any context, to the principal of any Note as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Note to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Indenture shall not be construed as excluding the Repurchase Price in those provisions of this Indenture when such express mention is not made.

         Section 16.2.        Notices; Method of Exercising Purchase Right, Etc.

         (a) Unless the Company shall have theretofore called for redemption all of the outstanding Notes pursuant to Article III, on or before the 15th day after the occurrence of a Change in Control, the Company or, at the written request of the Company on or before the tenth (10th) day after receipt of such request, the Trustee, shall give to all Holders of Notes notice (the "Company Notice") of the occurrence of the Change in Control and of the repurchase right set forth herein arising as a result thereof. The Company shall also deliver a copy of such notice of a repurchase right to the Trustee.

         Each Company Notice shall state:

         (1)      the Repurchase Date,

         (2)      the date by which the repurchase right must exercised,

         (3)      the Repurchase Price,

         (4) a description of the procedure which a Holder must follow to exercise a repurchase right,

         (5) that on the Repurchase Date the Repurchase Price will become due and payable upon each such Note designated by the Holder to be repurchased, and that interest thereon shall cease to accrue on and after said date,

         (6) the Conversion Price, the date on which the right to convert the Notes to be repurchased will terminate and the places where such Notes may be surrendered for conversion, and

         (7) the place or places where such Notes are to be surrendered for payment of the Repurchase Price and accrued interest, if any.

         No failure of the Company to give the foregoing notices or defect therein shall limit any Holder's right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Notes.

         If any of the foregoing provisions or other provisions of this Article are inconsistent with applicable law, such law shall govern.

         (b) To exercise a repurchase right, a Holder shall deliver to the Trustee or any Paying Agent on or before the 30th day after the date of the Company Notice (i) written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Notes to be repurchased (and, if any Note is to be repurchased in part, the serial number thereof, the portion of the principal amount thereof to be repurchased and the name of the Person in which the portion thereof to remain outstanding after such repurchase is to be registered) and a statement that an election to exercise the repurchase right is being made thereby, and (ii) the Notes with respect to which the repurchase right is being exercised.

         (c) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the Trustee or the Paying Agent the Repurchase Price in cash, for payment to the Holder on the Repurchase Date, together with accrued and unpaid interest to, but excluding, the Repurchase Date payable with respect to the Notes as to which the repurchase right has been exercised.

         (d) If any Note (or portion thereof) surrendered for repurchase shall not be so paid on the Repurchase Date, the principal amount of such Note (or portion thereof, as the case may be) shall, until paid, bear interest from the Repurchase Date at the rate of 4.5% per annum, and each Note shall remain convertible into Common Stock until the principal of such Note (or portion thereof, as the case may be) shall have been paid or duly provided for.

         (e) Any Note which is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the portion of the principal of the Note so surrendered that was not repurchased.

         (f) Any Holder that has delivered to the Trustee its written notice exercising its right to require the Company to repurchase its Notes upon a Change in Control shall have the right to withdraw such notice at any time prior to the close of business on the Repurchase Date by delivery of a written notice of withdrawal to the Trustee prior to the close of business on such date. A Note in respect of which a Holder is exercising its option to require repurchase upon a Change in Control may be converted into Common Stock in accordance with
Article XV only if such Holder withdraws its notice in accordance with the preceding sentence.

         Section 16.3.        Certain Definitions.

         For purposes of this Article XVI,

         (a) the term "beneficial owner" shall be determined in accordance with Rule 13d-3 promulgated by the Commission pursuant to the Exchange Act; and

         (b) the term "Person" shall include any syndicate or group which would be deemed to be a "Person" under Section 13(d)(3) of the Exchange Act.

         Section 16.4.        Change in Control.

         A "Change in Control" shall be deemed to have occurred at such time after the original issuance of the Notes as:

         (a) any Person, other than the Company, any subsidiary of the Company or any entity Controlled (as defined below) by the foregoing, or any employee benefit plan of the Company or any such subsidiary, is or becomes the beneficial owner, directly or indirectly, through a purchase or other acquisition transaction or series of transactions (other than a merger or consolidation involving the Company), of shares of capital stock of the Company entitling such Person to exercise in excess of 50% of the total voting power of all shares of capital stock of the Company entitled to vote generally in the election of directors;

         (b) there occurs any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company, or any sale or transfer of the assets of the Company as, or substantially as, an entirety to another Person (other than (i) any such transaction pursuant to which the Holders of the Common Stock immediately prior to such transaction have, directly or indirectly, shares of capital stock of the continuing or surviving corporation immediately after such transaction which entitle such Holders to exercise in excess of 50% of the total voting power of all shares of capital stock of the continuing or surviving corporation entitled to vote generally in the election of directors and (ii) any merger (1) which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock or (2) which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock and separate series of Common Stock carrying substantially the same relative rights as the Common Stock); or

         (c) a change in the Board of Directors of the Company in which the individuals who constituted the Board of Directors of the Company at the beginning of the one-year period immediately preceding such change (together with any other director whose election by the Board of Directors of the Company or whose nomination for election by the stockholders of the Company was approved by a vote of at least a majority of the directors then in office either who were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; provided, however, that a Change in Control shall not be deemed to have occurred if either (a) the Closing Price per share of the Common Stock for any ten (10) Trading Days within the period of 20 consecutive Trading Days ending immediately before the Change in Control shall equal or exceed 105% of the Conversion Price in effect on each such Trading Day, or (b) (i) at least 90% of the consideration (excluding cash payments for fractional shares) in the transaction or transactions constituting the Change in Control consists of shares of Common Stock with full voting rights traded on a national securities exchange or quoted on the Nasdaq National Market (or which will be so traded or quoted when issued or exchanged in connection with such Change in Control) (such securities being referred to as "Publicly Traded Securities") and as a result of such transaction or transactions such Notes become convertible solely into such Publicly Traded Securities and (ii) the consideration in the transaction or transactions constituting the Change of Control consists of cash, Publicly Traded Securities or a combination of cash and Publicly Traded Securities with an aggregate fair market value (which, in the case of Publicly Traded Securities, shall be equal to the average Closing Price of such Publicly Traded Securities during the ten (10) consecutive Trading Days, commencing with the sixth Trading Day, following consummation of the transaction or transactions constituting the Change in Control) is at least 105% of the Conversion Price in effect on the date immediately preceding the date of consummation of such Change in Control. The term "Controlled" shall mean ownership or control of more than 50% of the voting power of such entity.

         Section 16.5.        Consolidation, Merger, Etc.

         In the case of any reclassification, change, consolidation, merger, combination, sale or conveyance to which Section 15.6 applies, in which the Common Stock of the Company is changed or exchanged as a result into the right to receive shares of stock and other securities or property or assets (including cash) which includes shares of Common Stock of the Company or Common Stock of another Person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and such shares constitute at the time such change or exchange becomes effective in excess of 50% of the aggregate fair market value of such shares of stock and other securities, property and assets (including cash) (as determined by the Company, which determination shall be conclusive and binding), then the Person formed by such consolidation or resulting from such merger or combination or which acquires the properties or assets (including cash) of the Company, as the case may be, shall execute and deliver to the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) modifying the provisions of this Indenture relating to the right of Holders to cause the Company to repurchase the Notes following a Change in Control, including without limitation the applicable provisions of this Article XVI and the definitions of the Common Stock and Change in Control, as appropriate, and such other related definitions set forth herein as determined in good faith by the Company (which determination shall be conclusive and binding), to make such provisions apply to the Common Stock and the issuer thereof if different from the Company and Common Stock of the Company (in lieu of the Company and the Common Stock of the Company).

                                  ARTICLE XVII
                            MISCELLANEOUS PROVISIONS

         Section 17.1.        Provisions Binding on Company's Successors.

         All the covenants, stipulations, promises and agreements by the Company contained in this Indenture shall bind its successors and assigns whether so expressed or not.

         Section 17.2.        Official Acts by Successor Corporation.

         Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or Officer of the Company shall and may be done and performed with like force and effect by the like board, committee or Officer of any corporation that shall at the time be the lawful sole successor of the Company.

         Section 17.3.        Addresses for Notices, Etc.

         Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Notes on the Company shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to World Access, Inc., 945 East Paces Ferry Road, Suite 2240, Atlanta, Georgia 30326. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed to the Corporate Trust Office, which office is, at the date as of which this Indenture is dated, located at 999 Peachtree Street, Suite 1100, Atlanta, Georgia 30309, Attention: First Union National Bank Corporate Trust Department.

         The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication mailed to a Noteholder shall be mailed to him by first class mail, postage prepaid, at his address as it appears on the Note register and shall be sufficiently given to him if so mailed within the time prescribed.

         Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

         Section 17.4.        Governing Law.

         This Indenture and each Note shall be deemed to be a contract made under the laws of the State of Georgia and for all purposes shall be construed in accordance with the laws of the State of Georgia.

         Section 17.5. Evidence of Compliance with Conditions Precedent Certificates to Trustee.

         Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the Person making such certificate or opinion has read such covenant or condition (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

         Section 17.6.        Legal Holidays.

         In any case where the date of maturity of interest on or principal of the Notes or the date fixed for redemption or repurchase of any Note will not be a Business Day, then payment of such interest on or principal of the Notes need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption or repurchase, and no interest shall accrue for the period from and after such date.

         Section 17.7.        Trust Indenture Act.

         This Indenture is hereby made subject to, and shall be governed by, the provisions of the Trust Indenture Act required to be part of and to govern indentures qualified under the Trust Indenture Act; provided, however, that, unless otherwise required by law, notwithstanding the foregoing, this Indenture and the Notes issued hereunder shall not be subject to the provisions of subsections (a)(1), (a)(2), and (a)(3) of Section 314 of the Trust Indenture Act as now in effect or as hereafter amended or modified; provided, further, that this Section 17.7 shall not require this Indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to such supplemental indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in an indenture qualified under the Trust Indenture Act, such required provision shall control.

         Section 17.8.        No Security Interest Created.

         Nothing in this Indenture or in the Notes, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction where property of the Company or its subsidiaries is located.

         Section 17.9.        Benefits of Indenture.

         Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any authenticating agent, any Custodian, any Conversion Agent, any Registrar and their successors hereunder, the Holders of Notes and the Holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 17.10.       Table of Contents, Headings, Etc.

         The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

         Section 17.11.       Authenticating Agent.

         The Trustee may appoint an authenticating agent which shall be authorized to act on its behalf and subject to its direction in the authentication and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Sections 2.4, 2.5, 2.6, 2.7, 3.3, 15.2 and 16.2, as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes "by the Trustee" and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee's certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as Trustee hereunder pursuant to Section 8.9.

         Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation is otherwise eligible under this
Section 17.11, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation.

         Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee shall either promptly appoint a successor authenticating agent or itself assume the duties and obligations of the former authenticating agent under this Indenture, and upon such appointment of a successor authenticating agent, if made, shall give written notice of such appointment of a successor authenticating agent to the Company and shall mail notice of such appointment of a successor authenticating agent to all Holders of Notes as the names and addresses of such Holders appear on the Note register.

         The Trustee agrees to pay to the authenticating agent from time to time reasonable compensation for its services (to the extent pre-approved by the Company in writing), and the Trustee shall be entitled to be reimbursed for such pre-approved payments, subject to Section 8.6.

         The   provisions  of  Sections  8.2,  8.3,  8.4,  9.3 and this  Section
17.11 shall be  applicable  to any authenticating agent.

         Section 17.12.       Execution in Counterparts.

         This Indenture may be executed in any number of counterparts, each of which shall be an original, but such countervails shall together constitute but one and the same instrument.

         First Union National Bank hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly signed, all as of the date first written above.

Attest:                                      World Access, Inc.



                                             By:     /s/ Steven A. Odom
                                                     -----------------------
                                             Title:  Steven A. Odom
                                                     Chairman and Chief
                                                     Executive Officer


                                             Attest: First Union National Bank,
                                                     as Trustee





                                             By:    /s/ R Douglas Milner
                                                    ------------------------
                                             Name:  R. Douglas Milner
                                             Title: Trustee

                                    EXHIBIT A

[For Global Note only:]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE "DEPOSITARY," WHICH TERM INCLUDES ANY SUCCESSOR DEPOSITARY FOR THE CERTIFICATES) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT HEREIN IS MADE TO CEDE & CO. (OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[For all Notes:]

         THE NOTE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH BELOW.

         BY ITS ACQUISITION HEREOF, THE HOLDER: (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) or (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE NOTE EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION; (2) AGREES THAT IT WILL NOT PRIOR TO THE DATE THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY AND THE LAST DATE ON WHICH WORLD ACCESS, INC. (THE "COMPANY") OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY WAS THE OWNER OF THE NOTE (THE "RESTRICTION TERMINATION DATE") RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO FIRST UNION NATIONAL BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTE EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR A SUCCESSOR TRUSTEE, AS APPLICABLE), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

         IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY BEFORE THE RESTRICTION TERMINATION DATE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS NOTE TO FIRST UNION NATIONAL BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE (C), (D) OR (E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO FIRST UNION NATIONAL BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

         THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                               WORLD ACCESS, INC.
                  4.5% CONVERTIBLE SUBORDINATED NOTE DUE 2002

                           No. _______ CUSIP [_____]



         World Access, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware (herein called the "Company"), which term includes any successor corporation under the indenture referred to on the reverse hereof, for value received hereby promises to pay to _____________ [for global Note, insert: CEDE & CO.] or registered assigns, the principal sum of [___________ ($____________)] [for Global Note only (as increased or decreased from time to time in accordance with the procedures of DTC)] on October 1, 2002, at the office or agency of the Company maintained for that purpose in __________, _____________, or, at the option of the Holder of this Note, at the Corporate Trust Office, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on April 1 and October 1 of each year, commencing April 1, 1998, on said principal sum at said office or agency, in like coin or currency, at the rate per annum of 4.5%, from the date of this Note. The interest payable on this Note pursuant to the Indenture on any April 1 or October 1 will be paid to the person in whose name this Note (or one or more predecessor Notes is registered at the close of business on the record date, which shall be the March 15 or September 15 (whether or not a Business
Day) next preceding such April 1 or October 1, as provided in the Indenture provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. Interest may, at the option of the Company, be paid by check mailed to the registered address of such person provided that with respect to any Holder with an aggregate principal amount equal to or in excess of $5,000,000 interest may be paid by wire transfer as more fully specified in the Indenture.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions subordinating the payment of principal of and premium, if any, and interest on the Notes to the prior payment in fully of all Senior Indebtedness, as defined in the Indenture, and provisions giving the Holder of this Note the right to convert this Note into Common Stock of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Note shall be deemed to be a contract made under the laws of the State of Georgia, and for all purposes shall be construed in accordance with and governed by the laws of said State.

         This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

         IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal.


DATED:  October 1, 1997

Attest: World Access, Inc.




By:     Steven A. Odom
Title:  Chairman and Chief Executive Officer

[SEAL]


TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes described in the within-named Indenture.

FIRST UNION NATIONAL BANK, as Trustee



By:
       Name:
       Title:

                            [FORM OF REVERSE OF NOTE]

                                WORLD ACCESS, INC.

                   4.5% CONVERTIBLE SUBORDINATED NOTE DUE 2004


         1. This Note is one of a duly authorized issue of Notes of the Company, designated as its 4.5% Convertible Subordinated Notes due 2002 (herein called the "Notes"), limited to aggregate principal amount of $100,000,000 ($115,000,000 if the over-allotment option is exercised in full) issued or to be issued under and pursuant to an indenture dated as of October 1, 1997 (herein called the "Indenture"), between the Company and First Union National Bank, as trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders.

         2. In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of and accrued interest on all Notes may be declared, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         3. The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes as the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption thereof, or impair the right of any Noteholder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Note, or modify the provisions of the Indenture with respect to the subordination of the Notes in a manner adverse to the Holders in any material respect, or change the obligation of the Company to repurchase any Note upon the occurrence of a Change in Control in a manner adverse to the Holder of the Notes, or impair the right to convert the Notes into Common Stock in any material respect, without the consent of the Holder of each Note so affected or (ii) reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of all Notes then outstanding. It is also provided in the Indenture that the Holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the Holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except (i) a default in the payment of interest or any premium, if any, on, or the principal of, the Notes, (ii) a failure by the Company to convert any Notes into Common Stock, (iii) a default in the payment of the Redemption Price pursuant to Article III or repurchase price pursuant to Article XVI or (iv) a default in respect of a covenant or provisions which under Article XI cannot be modified or amended without the consent of the Holders of all Notes then outstanding. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitute hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

         4. The indebtedness evidenced by the Notes is, to the extent and in the manner provided in the Indenture, expressly subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, as defined in the Indenture, whether outstanding at the date of the Indenture or thereafter incurred, and this Note is issued subject to the provisions of the Indenture with respect to such subordination. Each Holder of this Note by accepting the same, agrees to and shall be bound by such provisions and authorizes the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee his attorney-in-fact for such purpose.

         5. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

         6. Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

         7. The Notes are issuable in registered form without coupons in minimum denominations of $1,000 ($100,000 in the case of Notes issued pursuant to Regulation D under the Securities Act) and any integral multiple of $1,000. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

         8. The Notes will not be redeemable at the option of the Company prior to October 1, 2000. At any time after October 1, 2000, and prior to maturity, the Notes may be redeemed at the option of the Company from time to time, as a whole or in part, upon mailing a notice of such redemption not less than 15 nor more than 60 days before the date fixed for redemption to the Holders of Notes at their registered addresses, all as provided in the Indenture, at the following optional Redemption Prices (expressed as percentages of the principal amount), together in each case with accrued interest to, but excluding, the date fixed for redemption.

         9. If redeemed during the 12-month period beginning October 1:

                                  Year                               Percentage
                                  2000..................................101.8%
                                  2001..................................100.9%

and 100% at October 1, 2002 provided that if the date fixed for redemption is on April 1 or October 1, then the interest payable on such date shall be paid to the Holder of record of the Note on the next preceding March 15 or September 15, respectively.

         10.......The Notes are not subject to redemption through  the operation of any sinking fund.

         11.......Subject to the provisions of the Indenture,  the Holder hereof has the right, at its option, at any time prior to the close of business on the maturity date, subject to prior redemption or repurchase, or, as to all or any portion hereof called for redemption, prior to the close of business on the fifth Business day preceding the date fixed for redemption (unless the Company shall default in payment due upon redemption thereof), to convert the principal hereof or any portion of such principal which is $1,000 or an integral multiple thereof, into that number of shares of the Company's Common Stock, said shares shall be constituted at the date of conversion, obtained by dividing the principal amount of this Note or portion thereof to be converted by the Conversion Price of $37.03125 or such Conversion Price is adjusted from time to time as provided in the Indenture, upon surrender of this Note, together with a conversion notice as provided in the Indenture, to the Company at the office or agency of the Company maintained for that purpose in Atlanta, Georgia, or at the option of such Holder, the Corporate Trust Office, and, unless the shares issuable on conversion are to be issued in the same name as this Note, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the Holder or by his duly authorized attorney. No adjustment in respect of interest or dividends will be made upon any conversion; provided, however, that if this Note shall be surrendered for conversion during the period from the close of business on any record date for the payment of interest to the close of business on the Business Day preceding the interest payment date, this Note (unless it or the portion being converted shall have been called for redemption during the period from the close of business on any record date for the payment of interest to the close of business on the Business Day preceding the interest payment date) must be accompanied by an amount, in New York Clearing house finds or other funds acceptable to the Company, equal to the interest payable on such interest payment date on the principal amount being converted, provided further however, that in the event this Note or a portion thereof is called for redemption on or after October 1, 2000 and before April 1, 2001 and the Holder elects to convert such Note, the Holder will be entitled to receive interest on such Note for the period from April 1, 2000 through October 1, 2000 (provided however, that no such payment need be made if there shall exist at the time of conversion a default in the payment of interest on the Notes.) No fractional shares will be issued upon any conversion, but an adjustment in cash will be made, as provided in the Indenture, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Note or Notes for conversion.

         12.......Any  Notes  called  for  redemption,  unless  surrendered  for conversion on or before the close of business on the date fixed for redemption, may be deemed to be purchased from the Holder of such Notes at an amount equal to the applicable Redemption Price, together with accrued interest to the date fixed for redemption, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Notes from the Holders thereof and convert them into Common Stock of the Company and to make payment for such Notes as aforesaid to the Trustee in trust for such Holders.

         13.......Upon due presentment for registration of transfer of this Note at the office or agency of the Company in Atlanta, Georgia or at the option of the Holder of this Note, at the Corporate Trust Office, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

         14.......The  Company,  the Trustee,  any  authenticating  agency,  any paying agent, any conversion agent and any Registrar may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or Note this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor any other conversion agent nor any Registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered Holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Note.

         15.......No recourse for the payment of the principal or any premium or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporation, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration of the issue hereof, expressly waived and released.

         16.......Terms  used in this Note and defined in the Indenture are used herein as therein defined.



                                  ABBREVIATIONS


         The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-          as tenants in common        UNIF GIFT MIN ACT  Custodian
                                                                (Cust)
                                                                (Minor)

TEN ENT-          as tenants by the
                  entireties

JT TEN-           as joint tenants with      under Uniform Gifts to Minors Act
                  right to survivor-ship
                  and not as tenants in
                  common                       ___________________________
                                                         (State)


                    Additional abbreviations may also be used
                          though not in the above list.

                                CONVERSION NOTICE
                             To: WORLD ACCESS, INC.


         The undersigned registered owner of this Note hereby irrevocably exercises the option to convert this Note, or the portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock of World Access, Inc. in accordance with the terms of the Indenture referred to in this Note, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been indicated below. If shares or any portion of this Note not converted are to be issued in the name of a Person other than the undersigned, the undersigned will check the appropriate box below and pay all transfer taxes payable with respect thereto. Any amount required to be paid to the undersigned on account of interest accompanies this Note.

Dated:  ______________________





                                           Signature(s)

                                           Signature(s)  must  be
                                           guaranteed    by    an
                                           eligible     Guarantor
                                           Institution    (banks,
                                           stock brokers, savings
                                           and loan  associations
                                           and   credit   unions)
                                           with  membership in an
                                           approved     signature
                                           guarantee    medallion
                                           program   pursuant  to
                                           Securities         and
                                           Exchange    Commission
                                           Rule 17Ad-15 if shares
                                           of Common Stock are to
                                           be issued, or Notes to
                                           be  delivered,   other
                                           than  to  and  in  the
                                           name of the registered
                                           Holder.


                                         ---------------------------------------
                                         Signature Guarantee

Fill in for registration of shares of Common Stock if to be issued, and Notes it to be delivered, other than to and in the name of the registered Holder:

-------------------------
(Name)

-------------------------
(Street Address)

-------------------------
(City, State and Zip Code)

Please print name and address

Principal amount to be
converted (if less than all):

$-----------



-------------------------------------------------------
Social Security or Other Taxpayer Identification Number

                                 ASSIGNMENT

For value received ___________________ hereby sell(s), assign(s) and transfer(s) unto

------------------------------------------------------------------------
(Please insert name, social security or other Taxpayer Identification Number of assignee)

the within Note, and hereby irrevocably constitutes and appoints


------------------------------------------------------------------------------
attorney to transfer the said Note on the Books of the Company, with power of substitution in the premises.

         In connection with any transfer of the within Note within two years of the date of original issuance of such Note, the undersigned confirms that such
Note is being transferred:

         |_|  To World Access, Inc. or a subsidiary thereof; or

         |_| Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

         |_|  To  an  Institutional   Accredited   Investor   pursuant to and in
              compliance with the Securities Act of 1933, as amended; or

         |_| Pursuant to and in compliance with Regulation S under the Securities Act of 1933, as amended; or

         |_| Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended;

and unless the box below is checked, the undersigned confirms that such Note is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate").

         |_|  The transferee is an Affiliate of the Company;

Dated:  ______________________



                                             -----------------------------------
                                             Signature(s)

                                             Signature(s)  must  be
                                             guaranteed    by    an
                                             eligible     Guarantor
                                             Institution    (banks,
                                             stock brokers, savings
                                             and loan  associations
                                             and   credit   unions)
                                             with  membership in an
                                             approved     signature
                                             guarantee    medallion
                                             program   pursuant  to
                                             Securities         and
                                             Exchange    Commission
                                             Rule 17Ad-15 if shares
                                             of Common Stock are to
                                             be issued, or Notes to
                                             be  delivered,   other
                                             than  to  and  in  the
                                             name of the registered
                                             Holder.


                                             -----------------------------------
                                             Signature Guarantee

                                OPTION TO ELECT REPURCHASE
                                 UPON A CHANGE IN CONTROL

To:      WORLD ACCESS, INC.

         The undersigned registered owner of this Note hereby irrevocably acknowledges receipt of a notice from World Access, Inc. (the Company") as to the occurrence of a Change in Control with respect to the Company and requests and instructs the Company to repay the entire principal amount of this Note, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Note at the repurchase price, together with accrued interest to, but excluding, such date, to the registered Holder hereof.

Dated:  ______________________



                                        ----------------------------------------


                                        ----------------------------------------
                                        Signature(s)

                                        NOTICE:    The   above
                                        signatures    of   the
                                        Holder(s)  hereof must
                                        correspond   with  the
                                        name as  written  upon
                                        the  face of the  Note
                                        in  every   particular
                                        without    alteration,
                                        enlargement   or   any
                                        change whatever.


Principal amount to be
repurchased (if less than all):

$--------------


-----------------------------------
Social Security or Other Taxpayer
Identification Number

Exhibit 10.1



                                  $100,000,000
                  4.5% CONVERTIBLE SUBORDINATED NOTES DUE 2002

                               WORLD ACCESS, INC.


                               PURCHASE AGREEMENT



                               September 26, 1997


BT Alex. Brown Incorporated
Prudential Securities Incorporated
c/o BT Alex. Brown Incorporated
One South Street
Baltimore, Maryland  21202

Ladies and Gentlemen:

         World Access, Inc., a Delaware corporation (the "Company"), confirms its agreement with BT Alex. Brown Incorporated and Prudential Securities Incorporated (the "Initial Purchasers") with respect to the sale by the Company and the purchase by the Initial Purchasers, acting severally and not jointly, of the respective amounts set forth in Schedule A of $100,000,000 aggregate principal amount of the Company's 4.5% Convertible Subordinated Notes due 2002 (the "Notes") to be issued pursuant to the provisions of an indenture to be dated as of October 1, 1997 (the "Indenture") between the Company and First
Union National Bank, as trustee (the "Trustee"). Such $100,000,000 aggregate principal amount of Notes are hereafter referred to as the "Firm Notes". Upon the request of the Initial Purchasers, as provided in Section 2(b) of this Agreement, the Company shall also issue and sell to the Initial Purchasers up to an additional $15,000,000 aggregate principal amount of Notes for the purpose of covering over-allotments, if any. Such $15,000,000 aggregate principal amount of Notes are hereinafter referred to as the "Option Notes." The Firm Notes and Option Notes collectively constitute all of the Notes.

         The Notes are convertible into shares of the Company's common stock, par value $.01 per share (the "Common Stock"), at any time following the latest date of the original issuance thereof and before the close of business on the maturity date of the Notes, unless previously redeemed or repurchased. The Common Stock issuable upon conversion of the Notes is sometimes hereinafter referred to as the "Underlying Stock." Notes issued in book-entry form will be issued to Cede & Co. as nominee of The Depository Trust Company ("DTC") pursuant to a letter agreement, to be dated as of the Closing Date (as defined in Section
3) among the Company, the Trustee and DTC.

         The Company understands that the Initial Purchasers propose to make an offering of the Notes on the terms and in the manner set forth herein and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Notes to purchasers ("Subsequent Purchasers") at any time after the date of this Agreement. The Notes will be offered and sold through the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon an exemption therefrom. Pursuant to the terms of the Notes and the Indenture, investors that acquire Notes may only resell or otherwise transfer such Notes if such Notes are hereafter registered under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemption afforded by Rule 144A ("Rule 144A") or Regulation S ("Regulation S") of the rules and regulations promulgated under the Securities Act by the Securities and Exchange Commission (the "Commission")).

         The Company has prepared and delivered to the Initial Purchasers copies of a preliminary offering memorandum dated September 15, 1997 (the "Preliminary Offering Memorandum"), and has prepared and will deliver to the Initial Purchasers, on the date hereof, copies of a final offering memorandum dated September 26, 1997 (the "Offering Memorandum"), setting forth information regarding the Company, the Notes and the Underlying Stock. Each of the Preliminary Offering Memorandum and the Offering Memorandum is to be used by the Initial Purchasers in connection with their solicitation of purchases of, or offering of, the Notes. "Offering Memorandum," unless stated to the contrary, means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement to such documents), including exhibits thereto and any documents incorporated therein by reference, which has been prepared and delivered by the Company to the Initial Purchasers in connection with their solicitation of purchases of, or offering of, the Notes. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and sale of the Notes.

         Holders (including subsequent transferees) of the Notes will have the registration rights set forth in the Registration Rights Agreement (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company has agreed to file with the Commission a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement") to cover public resales of the Notes and the Underlying Stock by the Holders thereof.

         Capitalized terms used herein without definition have the respective meanings specified therefor in the Offering Memorandum. For purposes hereof, "Rules and Regulations" means the rules and regulations adopted by the Commission under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), as applicable.

         All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "stated," or described" in the Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Offering Memorandum; and all references in this Agreement to amendments or supplements to the Offering Memorandum shall be deemed to mean and include the filing of any document under the Exchange Act which is incorporated by reference in the Offering Memorandum.

         Section 1. Representations and Warranties. The Company represents and warrants to, and agrees with, each of the Initial Purchasers as of the date hereof, and as of the Closing Date and each Option Closing Date (as defined in Section 2(b) hereof), if any, as follows:

                  (a) The Offering Memorandum, as of its date, together with each amendment or supplement thereto, as of its date, contains all the information that, if requested by a prospective purchaser, would be required to be provided pursuant to Rule 144A(d)(4) under the Securities Act. The Offering Memorandum does not, and at the Closing Date and any Option Closing Date will not, and any amendment or supplement thereto, if any, as of its date, will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The immediately preceding sentence does not apply to information contained in or omitted from the Preliminary Offering Memorandum or the Offering Memorandum (or any supplement or amendment thereto) in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Initial Purchaser specifically for use therein (the "Initial Purchaser's Information"). The parties acknowledge and agree that the Initial Purchaser's Information consists solely of the last paragraph at the bottom of the front cover page concerning the terms of the offering by the Initial Purchasers and the text under the caption "Plan of Distribution" in the Offering Memorandum. The Company is subject to Sections 13 or 15(d) of the Exchange Act.

                  (b) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and corporate authority to own or lease its properties and conduct its business as described in the Offering Memorandum. Restor-AIT, Inc., Westec Communications, Inc., Sunrise Sierra, Inc. Cellular Infrastructure Supply, Inc., and Galaxy Personal Communications Services, Inc. (the "Subsidiaries") constitute all of the Company's corporate subsidiaries. Each of the Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the state of its incorporation, with corporate power and corporate authority to own or lease its properties and conduct its business as described in the Offering Memorandum. Each of the Company and the Subsidiaries is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing, except where the failure to be so qualified or licensed would not have a material adverse effect on the condition, financial or otherwise, results of operations or business of the Company and the Subsidiaries, taken as a whole (a "Material Adverse Effect"). The outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, are owned by the Company free and clear of all liens, charges, claims, encumbrances, pledges, security interests defects or other restrictions or equities of any kind whatsoever, and were not issued in violation of any preemptive rights or applicable securities laws; and no options, warrants or other rights to convert any obligations into shares of capital stock or ownership interests in any of the Subsidiaries are outstanding.

                  (c) The information set forth under the caption "Capitalization" in the Offering Memorandum is true and correct. Neither the Company nor any Subsidiaries is a party to or bound by any instrument, agreement or other arrangement, including, but not limited to, any voting trust agreement, stockholders' agreement or other agreement or instrument, affecting the securities or rights or obligations of securityholders of the Company or of the Subsidiaries or providing for any of them to issue, sell, transfer or acquire any capital stock, rights, warrants, options or other securities of the Company or the Subsidiaries, except for this Agreement and the Indenture and as set forth in the Offering Memorandum. The Notes and the Company's capital stock conform in all material respects to all statements with respect thereto contained in the Offering Memorandum.

                  (d) All issued and outstanding shares of capital stock or other securities evidencing equity ownership of each of the Company or the Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, as applicable; the holders thereof have no rights of rescission with respect thereto and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any securityholder of the Company or any of the Subsidiaries or similar contractual rights granted by the Company or any of the Subsidiaries. The Notes will be issued pursuant to the terms and conditions of the Indenture, and each of the Indenture and the Registration Rights Agreement conforms, or will conform, to the description thereof contained in the Offering Memorandum. The Notes have been duly authorized and, when validly authenticated, issued, delivered and paid for in the manner contemplated by the Indenture, will be duly authorized, validly issued and outstanding obligations of the Company entitled to the benefits of the Indenture. The shares of Common Stock issuable upon conversion of the Notes will, upon such issuance, be duly authorized, validly issued, fully paid and non-assessable, and the Company has duly authorized and reserved for issuance upon conversion of the Notes the shares of Common Stock issuable upon such conversion. The Notes and the Underlying Stock are not and will not be subject to any preemptive or other similar rights of any securityholder of the Company or the Subsidiaries; all corporate action required to be taken for the authorization, issue and sale of the Notes and the Underlying Stock has been duly and validly taken; and the certificates representing the Notes and the Underlying Stock will be in due and proper form. Upon the issuance and delivery pursuant to the terms of this Agreement and the Indenture of the Notes to be sold by the Company hereunder and thereunder, the Initial Purchasers will acquire good and marketable title thereto free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever.

                  (e) The consolidated historical financial statements of the Company and the Subsidiaries, together with the related notes thereto included in the Preliminary Offering Memorandum and the Offering Memorandum, fairly present the financial position, income, changes in stockholders' equity, cash flow and results of operations of the Company and the Subsidiaries at the respective dates and for the respective periods to which they apply, and such historical financial statements have been prepared in conformity with generally accepted accounting principles and the Rules and Regulations, consistently applied throughout the periods involved. Except as described in the Offering Memorandum, there has been no material adverse change or development involving a material prospective change in the condition, financial or otherwise, results of operations or business of the Company and the Subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, since the date of the financial statements included in the Offering Memorandum and the outstanding debt, the property, both tangible and intangible, and the businesses of each of the Company and the Subsidiaries conform in all material respects to the descriptions thereof contained in the Offering Memorandum. Financial information set forth in the Offering Memorandum under the headings "Summary Consolidated Financial and Operating Data," "Capitalization" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" fairly present, on the basis stated in the Offering Memorandum, the information set forth therein and have been derived from or compiled on a basis consistent with that of the audited financial statements included in the Offering Memorandum.

                  (f) Since the respective dates as of which information is given in the Offering Memorandum, except as otherwise stated or contemplated therein, (i) there has been no material adverse change in the condition, financial or otherwise, results of operations or business of the Company and the Subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Company or any of the Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and the Subsidiaries, taken as a whole, and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (g) Each of the Company and the Subsidiaries has filed all tax returns required to be filed by it in any jurisdiction, other than those filings being contested in good faith, and has paid all federal, state, local and foreign taxes shown to be due on such returns or claimed to be due from such entities, other than those (i) currently payable without penalty or interest or
(ii) being contested in good faith, in either case, for which the Company is liable, and has established adequate reserves in the Company's financial statements (in accordance with generally accepted accounting principles) for such taxes which are not due and payable.

                  (h) No holders of securities of the Company or the Subsidiaries have any rights to require the Company to register such securities except as described in (i) the Registration Rights Agreement, dated March 27, 1997, by and among the Company and Thomas R. Canham, Brian A. Schuchman and John
T. Simon, and (ii) the Registration Rights Agreement, dated August 25, 1997, by and among the Company and Largo Holdings, Ltd., Joseph W. Forbes, Jr., James E. Bennett, Moore Family Holdings, Ltd., Paul G. Blaser, Drew H. Davis, Lewis L. Roberts, Jr. and Robert E. Schwartz.

                  (i) There is no action, suit, proceeding, litigation or governmental proceeding pending or, to the knowledge of the Company, threatened against, or involving the properties or businesses of, the Company or the Subsidiaries which (i) questions the validity of the capital stock of the Company or any of its Subsidiaries, this Agreement, the Indenture, the Registration Rights Agreement or of any action taken or to be taken by the Company or its Subsidiaries pursuant to or in connection with this Agreement, the Indenture or the Registration Rights Agreement or (ii) would have a Material Adverse Effect, except as set forth in the Offering Memorandum.

                  (j) The Company has full legal right, power and authority to authorize, issue, deliver and sell the Notes and the Underlying Stock upon conversion of the Notes, to enter into this Agreement, the Indenture and the Registration Rights Agreement and to consummate the transactions provided for in such agreements; and this Agreement has been duly and properly authorized, executed and delivered by the Company, and when the Company has duly executed and delivered the Registration Rights Agreement and the Indenture, this Agreement, the Registration Rights Agreement and the Indenture (assuming the due execution and delivery thereof by the Initial Purchasers) will constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and except to the extent that rights to indemnification and contribution contained in this Agreement may be limited by federal or state securities laws on public policy relating thereto.

                  (k) None of the Company's issue and sale of the Notes and the Underlying Stock upon the conversion of the Notes, the execution or delivery of this Agreement, the Indenture and the Registration Rights Agreement, its performance hereunder and thereunder, its consummation of the transactions contemplated herein and therein or the conduct by it and the Subsidiaries of their businesses as described in the Offering Memorandum or any amendments or supplements thereto conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or results or will result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon any property or assets of the Company or the Subsidiaries pursuant to the terms of, (i) the Certificate of Incorporation or by-laws of the Company or of the Subsidiaries,
(ii) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders' agreement, note, loan or credit agreement or other agreement or instrument to which the Company or its Subsidiaries is a party or by which it is or may be bound or to which its properties or assets is or may be subject, or any indebtedness, or (iii) any statute, judgment, decree, order, rule or regulation applicable to the Company or any of the Subsidiaries of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their respective activities or properties except, in the case of clauses (ii) and (iii), such defaults, impositions and violations that would not have a Material Adverse Effect.

                  (l) No consent, approval, authorization or order of, and no filing with, any court, arbitrator, regulatory body, government agency or other body, domestic or foreign, is required for the execution, delivery or performance of this Agreement, the Indenture, the Registration Rights Agreement or the transactions contemplated hereby or thereby, except such as may be required under state securities or Blue Sky laws.

                  (m)  The  Company  and  its  Subsidiaries   have  no  material
contingent obligations which are not disclosed in the Company's financial statements which are included in the Offering Memorandum.

                  (n) Except as disclosed in the Offering Memorandum, neither the Company nor its Subsidiaries is or with the giving of notice or lapse of time or both, will be, in violation of or in default under its Certificate of Incorporation or by-laws or under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and which default would have a Material Adverse Effect.

                  (o) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the Commission, or such additional steps as may be necessary to qualify the Securities for sale by the Initial Purchasers under state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

                  (p) The Company and its Subsidiaries hold all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of their businesses. The Company and the Subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, licenses, trade secrets and other similar rights reasonably necessary to conduct their respective businesses; and the Company has no knowledge that either the Company or its Subsidiaries has infringed any patents, patent rights, trade names, trademarks or copyrights, which infringement is material to the business of the Company and its Subsidiaries taken as a whole. The Company knows of no material infringement by others of patents, patent rights, trade names, trademarks or copyrights owned by or licensed to the Company.

                  (q) Neither the Company nor any of its Subsidiaries is an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

                  (r) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (s) The Company and its Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar industries.

                  (t) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                  (u) Each of the  Company and its  Subsidiaries  is in material compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours. There are no pending investigations involving the Company or its Subsidiaries by the U.S. Department of Labor or any other governmental agency responsible for the enforcement of such federal, state, local or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company or its Subsidiaries pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company or its Subsidiaries. No representation question exists respecting the employees of the Company or its Subsidiaries, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company or its Subsidiaries. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company or its Subsidiaries. Except as disclosed in the Offering Memorandum, no material labor dispute with the employees of the Company or its Subsidiaries exists or, to the knowledge of the Company, is imminent.

                  (v) Neither the Company or any of its Subsidiaries, nor any of its affiliates has taken or will take, directly or indirectly, any action designed to or which has constituted or which might be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes or otherwise.

                  (w) Each of the Company and the Subsidiaries has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property that are material to its business, in each case, except as disclosed in the Offering Memorandum, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects and other restrictions that would have a Material Adverse Effect.

                  (x) Price Waterhouse LLP, who have certified certain of the financial statements included as part of the Offering Memorandum, are independent certified public accountants of the Company as required by the Securities Act and the Rules and Regulations.

                  (y) The Notes satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act, and the Notes are eligible for trading in the Private Offerings, Resale and Trading through Automated Linkages ("Portal") market. The Company's Common Stock is included for trading in the Nasdaq Stock Market (National Market).

                  (z) Other than payments required or allowed by applicable law of the United States, neither the Company nor its Subsidiaries has, nor, to the knowledge of the Company, has any officer, director or employee of the Company or its Subsidiaries or any other person acting on behalf of the Company or its Subsidiaries, for the benefit of the Company or such Subsidiaries at any time during the last five years, (i) made any unlawful gift or contribution to any candidate for federal, state, local or foreign political office, or failed to disclose fully any such gift or contribution in violation of law, or (ii) made any payment to any federal, state, local or foreign governmental officer or official, which would be reasonably likely to subject the Company or its Subsidiaries to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign). Each of the Company's and the Subsidiaries' internal accounting controls are sufficient to cause the Company and its Subsidiaries to comply with the Foreign Corrupt Practices Act of 1977, as amended.

                  (aa) The minute books of each of the Company and the Subsidiaries have been made available to the Initial Purchasers, contain a complete summary of all meetings and actions of the directors and stockholders of each of the Company and the Subsidiaries since the time of their respective incorporation and reflect all transactions referred to in such minutes accurately in all respects.

                  (bb) Neither the Company nor its Subsidiaries has been notified or is otherwise aware that it is potentially liable, under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or any similar law ("Environmental Laws"). The Company and the
Subsidiaries are in substantial compliance with all applicable existing Environmental Laws, except for such instances of non-compliance which would not have a Material Adverse Effect. The term "Hazardous Material" means (i) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl and (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulation under or within the meaning of any other Environmental Law. To the best of the Company's knowledge, no disposal, release or discharge of "Hazardous Material" has occurred on, in, at or about any of the facilities or properties of the Company or its Subsidiaries.

                  (cc) Neither the Company nor any affiliate (as such term is defined in Rule 501(b) under the Securities Act) of the Company has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Securities Act), which is or could reasonably be expected to be integrated with the sale of the Notes in a manner that would require the registration of the Notes under the Securities Act. The Company and the Subsidiaries have not incurred any liability for a fee, commission, or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement other than as contemplated hereby.

                  (dd) None of the Company, any affiliate (as such term is defined in Rule 501 (b) under the Securities Act) of the Company or any other person acting on its or their behalf has engaged, in connection with the offering of the Notes, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

                  (ee) None of the Company, its affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) has engaged or will engage in any directed selling efforts, and each of the Company, its affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) has complied and will comply with the offering restrictions requirements of Regulation S. Terms used in this paragraph have the meanings given to them in Regulation S.

         Section 2.        Sale to the Initial Purchasers.

                  (a) On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Company agrees to issue and sell to each Initial Purchaser, severally and not jointly, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Company, the Firm Notes at a purchase price and the aggregate principal amount as set forth in Schedule A opposite the name of such Initial Purchaser.

                  (b) In addition, on the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Company hereby grants an option to the Initial Purchasers to purchase any or all of the Option Notes at a price equal to 97% of the principal amount thereof plus accrued interest from the Closing Date to the applicable Option Closing Date. Such option will expire thirty days after the date hereof, and may be exercised in whole or in part from time to time only for the purpose of covering overallotments which may be made in connection with the offering and distribution of the Firm Notes upon notice by the Initial Purchasers to the Company setting forth the aggregate principal amount of Option Notes as to which the Initial Purchasers are then exercising the option and the time and date of delivery and payment therefor. Any such time and date of delivery and payment (an "Option Closing Date") shall be determined by the Initial Purchasers, but shall not be later than five full business days after the exercise of such option unless otherwise agreed by the Company and the Initial Purchasers. If the option is exercised as to all or a portion of the Option Notes, the Initial Purchasers, acting severally and not jointly, shall purchase that proportion of the total principal amount of Firm Notes set forth in Schedule A opposite the name of such Initial Purchaser bears to the total principal amount of Firm Notes.

                  (c) The Initial Purchasers have advised the Company that it is their intention, as promptly as they deem appropriate after the Company shall have furnished the Initial Purchasers with copies of the Offering Memorandum, to resell the Notes pursuant to the procedures and upon the terms set forth in the Offering Memorandum, including not to solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act. Each of the Initial Purchasers warrant and agree with the Company that it has solicited and will solicit offers (the "Exempt Resales") for Notes only from, and will offer Notes only to, (i) persons that it reasonably believes to be "Qualified Institutional Buyers" or "QIBs" in transactions that meet the requirements for an exemption from the registration requirements of the Securities Act under Rule 144A, (ii) persons who are "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that execute and deliver a letter containing certain representations and agreements in the form attached as Annex A of the Offering Memorandum, and (iii) persons who are not U.S. Persons within the meaning of Regulation S under the Securities Act. Such persons are referred to herein as "Eligible Purchasers." Each of the Initial Purchasers represents and warrants, severally and not jointly, that it is an Institutional Accredited Investor with such knowledge and experience in financial and business matters as are necessary to evaluate the merits and risks of an investment in the Notes, and is acquiring its interest in the Notes not with a view to the distribution or resale thereof, except resales in compliance with the registration requirements or exemption provisions of the Securities Act and that neither it, nor anyone acting on its behalf, will offer the Notes so as to bring the issuance and sale of the Notes within the provisions of Section 5 of the Securities Act. Each of the Initial Purchasers further represents and warrants, severally and not jointly, that it is not a pension or welfare plan (as defined in Section 3 of ERISA) and is not acquiring the Notes on behalf of a pension or welfare plan. The Company acknowledges and agrees that the Initial Purchasers may sell Notes to any affiliate of the Initial Purchasers and any such affiliate may sell Notes purchased by it to the Initial Purchasers. The Initial Purchasers agree that, prior to or simultaneously with the confirmation of sale by it to any Subsequent Purchaser of any of the Notes purchased from the Company pursuant hereto, the Initial Purchasers shall furnish to that Subsequent Purchaser a copy of the Offering Memorandum (and any amendment thereof or supplement thereto that the Company shall have furnished to the Initial Purchasers prior to the date of such confirmation of sale). In addition to the foregoing, the Initial Purchasers agree and understand that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 5(b) and (c) hereof, counsel to the Company and to the Initial Purchasers, respectively, may rely upon the accuracy and truth of the foregoing representations, warranties and covenants in this Section 2(c) and in Section 2(d) hereof, and the Initial Purchasers hereby consent to such reliance.

                  (d) Each Initial Purchaser, severally and not jointly, hereby represents and warrants to, and agrees with, the Company that (i) no form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) has been or will be used by the Initial Purchasers or any of their representatives in connection with the offer and sale of any of the Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising except pursuant to a registered public offering as provided in the Registration Rights Agreement; and
(ii) it will otherwise act in accordance with the terms and conditions set forth in this Agreement in connection with the placement of the Notes contemplated hereby.

         Section 3. Delivery of and Payment for the Notes. Delivery of, and payment for, the Firm Notes shall be made at 9:00 a.m., Baltimore, Maryland time, on October 1, 1997, or at such other date or time, not later than ten full business days thereafter, as shall be agreed by the Initial Purchasers and the Company (such date and time being referred to herein as the "Closing Date"). Delivery of, and payment for, the Firm Notes and the Option Notes shall be made at the offices of BT Alex. Brown Incorporated, Baltimore, Maryland, or any such other place as shall be agreed by the Initial Purchasers and the Company. In addition, in the event that any or all of the Option Notes are purchased by the Initial Purchasers, delivery of such Option Notes and payment of the purchase price for such Option Notes shall be made at the above-mentioned offices of BT Alex. Brown Incorporated, or any such other place as shall be agreed by the Initial Purchasers and the Company, on each date of delivery as specified in the notice from the Initial Purchasers to the Company. Payment shall be made to the Company by wire transfer of same day funds payable to the order of the Company, against delivery to the Initial Purchasers of certificates for the Notes to be purchased by them. On the Closing Date, payment will be made against (i) to the extent Notes are to be resold outside the United States pursuant to Regulation S, delivery of a global Note, to a common depository for Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System, or Cedel Bank, societe anonyme, for credit to the respective accounts of the Initial Purchasers or to such other accounts as the Initial Purchasers may direct, and (ii) to the extent Notes are to be resold in the United States pursuant to Rule 144A under the Securities Act, delivery of a single global Note in registered form to be deposited with, or on behalf of, DTC and registered in the name of Cede & Co., as nominee of DTC, in such denominations and registered in such names, or otherwise, as the Initial Purchasers shall have requested. The Company shall make the certificates for the Notes available for examination and packaging by the Initial Purchasers not later than 10:00 a.m. (New York time) on the last business day prior to the Closing Date, or Option Closing Date, as the case may be, at the offices of the Trustee or its agent in New York City.

         Section 4. Covenants and Agreements of the Company. The Company covenants and agrees with the Initial Purchasers as follows:

                  (a)  The  Company  will   furnish   promptly  to  the  Initial
Purchasers and counsel for the Initial Purchasers, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum (and of any amendments or supplements thereto) as may be reasonably requested; will furnish to the Initial Purchasers on the date hereof a copy of the independent accountants' report included in the Offering Memorandum signed by the accountants rendering such report; and the Company hereby consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto, in connection with Exempt Resales of the Notes.

                  (b) The Company will notify BT Alex. Brown Incorporated promptly, and confirm such advice in writing, of (x) any filing made by the Company of information relating to the offering of the Notes with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (y) prior to the completion of the placement of the Notes by the Initial Purchasers as evidenced by a notice in writing from the Initial Purchasers to the Company, any material adverse changes or developments involving any material prospective change in the condition, financial or otherwise, results of operations or business of the Company or its Subsidiaries, taken as a whole, that (i) make any statement of a material fact made in the Offering Memorandum false or misleading in any material respect or (ii) if not disclosed in the Offering Memorandum, would constitute a material omission therefrom. In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of the Company, its counsel, the Initial Purchasers or counsel for the Initial Purchasers, to amend or supplement the Offering Memorandum in order that the Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Company will forthwith amend or supplement the Offering Memorandum by preparing and furnishing to each Initial Purchaser an amendment or amendments of, or a supplement or supplements to, the Offering Memorandum (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchasers) so that, as so amended or supplemented, the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading.

                  (c) The Company agrees that if the delivery of the Offering Memorandum is required at any time in connection with the sale of the Notes and if at such time any events shall have occurred as a result of which the Offering Memorandum as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when the Offering Memorandum is delivered, not misleading, or if for any other reason it shall be necessary at such time to amend or supplement the Offering Memorandum in order to comply with any law, the Company will notify BT Alex. Brown Incorporated immediately thereof, and to promptly prepare and furnish to the Initial Purchasers an amended Offering Memorandum or a supplement to the Offering Memorandum so that statements in the Offering Memorandum, as so amended or supplemented, will not, in light of the circumstances under which they were made when it is so delivered, be misleading, or so that the Offering Memorandum will comply with applicable law. The Initial Purchasers' delivery of any such amendment or supplement shall not constitute a waiver of any of the conditions set forth in Section 5 hereof.

                  (d) The Company agrees to not amend or supplement the Offering Memorandum without the consent of the Initial Purchasers, which consent shall not be unreasonably withheld, and to promptly advise the Initial Purchasers when any document filed under the Exchange Act which is incorporated into the Offering Memorandum shall have been filed with the Commission.

                  (e) The Company agrees, during the five-year period following the Closing Date, to furnish to the Initial Purchasers all reports and other communications furnished to stockholders and copies of all reports, documents, information and financial statements filed with the Commission or any national securities exchange on which any class of securities of the Company shall be listed.

                  (f) The Company will use the proceeds from the sale of the Notes in the manner described in the Offering Memorandum.

                  (g) The Company will, in connection with the offering of the Notes, make its officers, employees, independent accountants and legal counsel reasonably available upon request by the Initial Purchasers.

                  (h) The Company will use its reasonable best efforts to do and perform all things required to be done and performed under this Agreement by it that are within its control prior to or after the Closing Date and to use reasonable efforts to satisfy all conditions precedent on its part to the delivery of the Notes.

                  (i) None of the Company, its affiliates (as defined in Rule 501(b) under the 1933 Act) or any person (other than the Initial Purchasers and their respective affiliates, as to whom the Company makes no representation) acting on its behalf will engage, in connection with the offering of the Notes, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act, nor will any person acting on its or their behalf, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Notes under the Securities Act. The Company will not permit any of its affiliates to resell any Notes that have been acquired by any of them.

                  (j) None of the Company, its affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) will engage in any directed selling efforts, and each of the Company and its affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) will comply with the offering restrictions requirements of Regulation S. Terms used in this paragraph have the meanings given them by Regulation S.

                  (k)  The   Company   will  not,  so  long  as  the  Notes  are
outstanding, be or become, or be or become owned by, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, and will not be or become, or be or become owned by, a closed-end investment company required to be registered, but not registered thereunder.

                  (l) The Company will cooperate with the Initial Purchasers and counsel for the Initial Purchasers to qualify the Notes and the shares of Common Stock issuable upon conversion of the Notes for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Initial Purchasers may reasonably designate, and to maintain such qualifications in effect for as long as is required to complete the sale of the Notes and the sale of the shares of Common Stock issuable upon conversion of the Notes; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process or to subject it to taxation in any jurisdiction where it is not so qualified or so subject. In each jurisdiction in which the Notes or such shares of Common Stock issuable upon conversion of the Notes have been so qualified, the Company will file such statements and reports as may be required in connection with the distribution of the Notes.

                  (m) The Company agrees that no future offer and sale of debt securities of the Company of any class will be made if, as a result of the doctrine of "integration" referred to in Rule 502 under the Securities Act, such offer and sale would render invalid (for the purpose of (i) the sale of the Notes by the Company to the Initial Purchasers, (ii) the resale of the Notes by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Notes by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof or by Rule 144A.

                  (n) So long as any of the Notes or Common Stock issued upon the conversion of the Notes are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company will, during any period in which it is not subject to and in compliance with Sections 13 or 15(d) of the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act. This covenant is intended to be for the benefit of the holders (and prospective purchasers designated by such holders) from time to time of such restricted securities.

                  (o) The Company will use its reasonable best efforts to comply with the Registration Rights Agreement and all agreements set forth in any representation letters of the Company to DTC relating to the approval of the Notes for "book- entry" transfers;

                  (p) The Company will not take any action prior to the execution and delivery of the Indenture which, if taken after such execution and delivery, would have violated any of the covenants contained in the Indenture.

                  (q) The Company will not take any action prior to the Closing Date which in the Company's reasonable judgment would require the Offering Memorandum to be amended or supplemented pursuant to Section 4(c) hereof.

                  (r) The Company will maintain a transfer agent and, if necessary under the laws of the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for the Common Stock.

                  (s) The Company will use its reasonable efforts to permit the Notes to be designated as PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to the PORTAL market.

                  (t) The Company will cooperate with the Initial Purchasers and use its reasonable efforts to permit the Shares to be eligible for clearance and settlement through DTC.

         Section 5.        Payment of Expenses.

                  The Company hereby agrees to pay all of the expenses and fees incident to the performance of its obligations under this Agreement, the Indenture and the Registration Rights Agreement, including, regardless of whether any sale of the Notes to the Initial Purchasers is consummated: (i) the fees and expenses of accountants and counsel for the Company; (ii) all costs and expenses incurred in connection with the preparation, duplication, printing (including mailing and handling charges), and delivery to the Initial Purchasers of each Preliminary Offering Memorandum and the Offering Memorandum and any amendments and supplements thereto; (iii) all costs and expenses incurred in connection with the reproduction of this Agreement, the Registration Rights Agreement, the Indenture and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Notes; (iv) the printing, issuance and delivery of the Notes; (v) costs and expenses of travel, food and lodging of Company personnel in connection with the "road show," information meetings and presentations; (vi) fees and expenses of the transfer agent and registrar; (vii) fees and expenses of the Trustee, including the Trustee's counsel, in connection with the Indenture and the Notes; (viii) the qualification of the Notes and the shares of Common Stock issuable upon conversion of the Notes under state securities laws in accordance with the provisions of Section 4(l), including filing fees and the fees and disbursements of counsel for the Initial Purchasers; (ix) any fees incurred in connection with the designation of the Notes as PORTAL securities in connection with the PORTAL market and designation of the Underlying Stock for quotation on the Nasdaq Stock Market (National Market); and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not specifically otherwise provided for in this Section. The Underwriters shall pay their own costs and expenses, including costs and expenses of their counsel, any transfer taxes on Notes which they may sell and expenses incident to their sale of Notes.

         Section 6. Conditions of the Initial Purchasers' Obligations. The obligations of the Initial Purchasers hereunder are subject to the continuing accuracy of the representations and warranties of the Company herein as of the date hereof and as of the Closing Date and each Option Closing Date, if any, as if they had been made on and as of the Closing Date or each Option Closing Date, as the case may be; and the performance by the Company on and as of the Closing Date and each Option Closing Date, if any, of its covenants and obligations hereunder and to the following further conditions:

                  (a) The Initial Purchasers shall not have advised the Company that the Offering Memorandum, or any supplement or amendment thereto, contains an untrue statement of fact which is material, or omits to state a fact which is material and is required to be stated therein or is necessary to make the statements, in light of the circumstances under which they were made, not misleading. No order suspending the sale of the Notes in any jurisdiction shall have been issued on either the Closing Date or the relevant Option Closing Date, if any, and no proceedings for that purpose shall have been instituted or shall be contemplated.

                  (b) At Closing Date, and the Option Closing Date, if any, the Initial Purchasers shall have received the favorable opinion of Rogers & Hardin LLP, counsel to the Company, dated the Closing Date, addressed to the Initial Purchasers and in form and substance reasonably satisfactory to Morris, Manning & Martin, L.L.P., counsel to the Initial Purchasers, to the effect that:

                           (i)   The Company is a corporation  validly  existing
and in good standing under the laws of the State of Delaware. Each Subsidiary is a corporation duly organized validly existing and in good standing under the laws of the state of its incorporation.

                           (ii)  Each of the  Company  and the  Subsidiaries has
the full corporate power and corporate authority to own, lease and operate its business as described in the Offering Memorandum; and each of the Company and the Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in the United States in which it is required to be qualified and in which the failure so to qualify taken in the aggregate would have a material adverse effect on the business, operations or financial condition of the Company.

                           (iii) The outstanding  shares of capital stock of the
Company and the Subsidiaries
have been duly and validly authorized and issued and are fully paid and non-assessable and free of preemptive rights.

                           (iv)  The  shares  of  Common  Stock   issuable  upon
conversion of the Notes (i) have been
duly authorized and validly reserved for issuance upon such conversion, and such shares, when issued and delivered upon such conversion in the manner provided for by the Notes and in the Indenture, will be validly issued, fully paid and non-assessable; and (ii) will conform to the description thereof contained in the Offering Memorandum.

                           (v)      The  issuance  of the  Notes  and the shares
of Common Stock issuable upon conversion of the Notes are not subject to preemptive or other similar rights that have not been waived.

                           (vi)     There is no  restriction  upon the voting or
transfer of any securities of the Company pursuant to the Company's Certificate of Incorporation or by-laws, in each case as amended, or in any agreement or other instrument of which such counsel has knowledge except as described in the Offering Memorandum; and, to the best of such counsel's knowledge, no holders of securities of the Company have rights to the registration thereof except as described in (i) the Registration Rights Agreement, dated March 27, 1997, by and among the Company and Thomas R. Canham, Brian A. Schuchman and John T. Simon, and (ii) the Registration Rights Agreement, dated August 25, 1997, by and among the Company and Largo Holdings, Ltd., Joseph W. Forbes, Jr., James E. Bennett, Moore Family Holdings, Ltd., Paul G. Blaser, Drew H. Davis, Lewis L. Roberts, Jr. and Robert E. Schwartz.

                           (vii)  This   Agreement,   the   Indenture   and  the
Registration Rights Agreement have been
duly authorized by all necessary corporate action on the part of the Company, and have been duly executed and delivered by the Company.

                           (viii)   Assuming  the  accuracy  of  the   Company's
representations and warranties set
forth in subparagraph (y) of Section 1, the accuracy of the Initial Purchasers' representations and warranties set forth in subparagraph (d) of Section 2, and compliance with the procedures set forth in Section 7 hereof, and in reliance upon the acknowledgments, representations and agreements made, or deemed to be made, by each purchaser of Notes as set forth in the Offering Memorandum, it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchasers or the initial offer, resale and delivery of the Notes by the Initial Purchasers, in each case in the manner contemplated by this Agreement and the Offering Memorandum, to register the Notes under the Securities Act or to qualify the Indenture under the 1939 Act, it being understood that no opinion is expressed as to any subsequent resale of any such Note.

                           (ix) The Notes,  the Common Stock  issuable  upon the
conversion of the Notes, the
Registration Rights Agreement and the Indenture conform in all material respects to the description thereof contained in the Offering Memorandum, and the form of certificate used to evidence the Common Stock is in due and proper form under Delaware law.

                           (x)      To the best of such counsel's knowledge, and
except as disclosed in the Offering Memorandum, there is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending or threatened against or affecting the Company which would require disclosure in the Offering Memorandum.

                           (xi) The statements in the Offering  Memorandum under
the captions "Certain Federal
Income Tax Considerations," "Risk Factors-Subordination," "Risk Factors-Absence of Public Market for the Notes; Restrictions on Transferability," and "Risk Factors-Limitations on Repurchase of Notes Upon Change in Control" to the extent that they constitute a summary of the legal matters, documents, or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings. To the best of such counsel's knowledge, there are no statutes or regulations that are required to be described in the Offering Memorandum that are not described as required.

                           (xii) To the best of such counsel's knowledge,  there
are no material franchises,
contracts, indentures, mortgages, loan or credit agreements, notes, leases or other instruments required to be described or referred to in the Offering Memorandum, other than those described or referred to therein.

                           (xiii) To the best of such  counsel's  knowledge,  no
authorization, consent, approval
of or qualification with, any governmental authority is required for the performance by the Company of its obligations under this Agreement, the Notes, the Indenture or the Registration Rights Agreement, except such as may be required under state or other blue sky laws in connection with the purchase and distribution of the Notes (on which such counsel need not express an opinion) by the Initial Purchasers.

                           (xiv) The Notes are in the form  contemplated  by the
Indenture, have been duly
authorized by the Company and, assuming that the Notes have been duly executed and authenticated by the Trustee in the manner described in its certificate delivered to you today (which fact such counsel need not determine by an inspection of the Notes), the Notes will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principals of equity (regardless of whether enforcement is considered in a proceeding in equity or at laws), and will be entitled to the benefits of the Indenture.

                           (xv)     Assuming the  due  authorization,  execution
and delivery thereof by the Initial Purchasers, this Agreement is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (a) as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganizations, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at laws) and (b) rights to indemnity and contribution thereunder may be limited by federal or state securities laws or the policies underlying such laws.

                           (xvi) Assuming the due  authorization,  execution and
delivery thereof by the Initial
Purchasers, the Registration Rights Agreement is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (a) as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganizations, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at laws) and (b) rights to indemnity and contribution thereunder may be limited by federal or state securities laws or the policies underlying such laws.

                           (xvii) Assuming the due authorization,  execution and
delivery thereof by the Trustee,
the Indenture is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganizations, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at laws) and (b) rights to indemnity and contribution thereunder may be limited by federal or state securities laws or the policies underlying such laws.

                           (xviii) The Company is not and will not become,  as a
result of the consummation of the
transactions contemplated by this Agreement, and application of the net proceeds therefrom as described in the Offering Memorandum, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

         In rendering such opinion, such counsel may rely (i) as to matters of law other than Georgia law, the Delaware General Corporation Law and federal law, upon the opinion or opinions of local counsel to the extent specified in such opinion and (ii) as to matters of fact, to the extent they reasonably deem proper, on certificates of public officials and of officers of the Company and its Subsidiaries as specified in such opinion.

                  (c) On or prior to the Closing Date, and the Option Closing Date, if any, the Initial Purchasers shall have received from Morris, Manning & Martin L.L.P., counsel for the Initial Purchasers, such opinion or opinions with respect to the validity of the Notes, the Underlying Stock, the Offering Memorandum and other related matters as the Initial Purchasers may request, and Morris, Manning & Martin L.L.P. shall have received such papers and information as they request to enable it to pass upon such matters.

                  (d) Rogers & Hardin LLP shall state in the opinion letter contemplated by Section 6(b) that such counsel has participated in conferences with officers and other representatives of each of the Company and its Subsidiaries and representatives of the independent public accountants for the Company and its Subsidiaries and the Initial Purchasers, at which conferences the contents of the Offering Memorandum and related matters were discussed, and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Memorandum and have made no independent check or verification thereof, on the basis of the foregoing, no facts have come to the attention of such counsel which has lead them to believe that the Offering Memorandum, as of its date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, except that such counsel need express no opinion or belief with respect to the financial statements and related notes, the pro forma financial information and other financial, statistical or accounting data included the Offering Memorandum or excluded therefrom.

                  (e) At the Closing Date and each Option Closing Date, if any, the Initial Purchasers shall have received a certificate of the Company signed by the principal executive officer and by the chief financial or chief accounting officer of the Company, in their capacities as such, dated the Closing Date, to the effect that each of such persons has carefully examined the Offering Memorandum, this Agreement and the Indenture, and that:

                           (i)      the  representations  and  warranties of the
Company in this Agreement, the Indenture and the Registration Rights Agreement are true and correct, as if made on and as of the Closing Date or such Option Closing Date, as the case may be, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement, the Indenture and the Registration Rights Agreement on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii)     no stop order suspending  the  qualification
or exemption from qualification of the Notes shall have been issued, and no proceedings for that purpose shall have been commenced or, to the knowledge of the Company, be contemplated;

                           (iii)  since  the date of the most  recent  financial
statements included in the
Offering Memorandum, there has been no material adverse change in the condition, financial or otherwise, results of operation or business of the Company and the Subsidiaries, taken as a whole, except as set forth in the Offering Memorandum;

                           (iv)     none of the Offering  Memorandum or any such
amendment or supplement includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                           (v)      subsequent   to the  respective  dates as of
which information is given in the Offering Memorandum: (a) neither the Company nor its Subsidiaries has incurred up to and including the Closing Date or the Option Closing Date, as the case may be, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent, except as disclosed in the Offering Memorandum; (b) neither the Company nor its Subsidiaries has paid or declared any dividends or other distributions on its capital stock; (c) neither the Company nor its Subsidiaries has entered into any material transactions not in the ordinary course of business, except as disclosed in the Offering Memorandum; (d) there has not been any material change in the capital stock; (e) neither the Company nor its Subsidiaries has sustained any material loss or damage to its property or assets, whether or not insured; and (f) there is no litigation which is pending or, to the best of the Company's knowledge, threatened against the Company, its Subsidiaries or any affiliated party of any of the foregoing which would have a Material Adverse Effect and which is required to be set forth in an amended or supplemented Offering Memorandum which has not been set forth.

                  (f) On or before the date hereof the Initial Purchasers shall have received a letter, dated such date, addressed to the Initial Purchasers and the Company in form and substance reasonably satisfactory in all respects to the Initial Purchasers and Morris, Manning & Martin L.L.P., from Price Waterhouse LLP containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Offering Memorandum, including the following:

                           (i)   confirming that they are independent  certified
public accountants with respect to the Company within the meaning of the Securities Act and the Exchange Act and the applicable Rules and Regulations;

                           (ii)  stating  that  it is  their  opinion  that  the
consolidated financial statements of
the Company and the Subsidiaries included in the Offering Memorandum or incorporated by reference therein comply as to form in all material respects with the applicable accounting requirements of the Securities Act; and

                           (iii) stating that they have compared specific dollar
amounts, numbers of shares,
percentages  of  revenues  and  earnings,   statements  and/or  other  financial
information pertaining to the Company and the Subsidiaries set forth in the Offering Memorandum, in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and/or the Subsidiaries and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures need not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement.

                  (g) At the Closing Date and each Option Closing Date, if any, the Initial Purchasers shall have received from Price Waterhouse LLP a letter, dated as of the Closing Date or such Option Closing Date, as the case may be, to the effect that they reaffirm that statements made in the letter furnished pursuant to subsection (f) of this Section 6, except that the specified date referred to shall be a date not more than five (5) days prior to the Closing Date or such Option Closing Date, as the case may be, to the further effect that they have carried out procedures as specified in clause (iii) of subsection (f) of this Section 6 with respect to certain amounts, percentages and financial information as specified by the Initial Purchasers and deemed to be a part of the Offering Memorandum and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (iii).

                  (h) At the Closing Date and each Option Closing Date, if any, Morris, Manning & Martin L.L.P. shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Notes as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Notes and with respect to the shares of Common Stock issuable upon conversion of the Notes as herein contemplated shall be reasonably satisfactory in form and substance to the Initial Purchasers and Morris, Manning & Martin L.L.P.

                  (i) The Notes shall have been approved by the National Association of Securities Dealers, Inc. for trading in the PORTAL market.

                  (j) Trading in the Common Stock shall not have been suspended by the Nasdaq Stock Market (National Market) at any time on or after the date of this Agreement.

                  (k) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the Nasdaq Stock Market (National Market) or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in securities of the Company on any exchange or in the over-the- counter market shall have been suspended; or (ii) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities; or
(iii) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Initial Purchasers, impracticable or inadvisable to proceed with the offering or the delivery of the Notes on the terms and in the manner contemplated in the Offering Memorandum.

                  (l) The Company and the Initial Purchasers shall have executed and delivered the Registration Rights Agreement on the Closing Date.

                  (m) The Indenture shall have been duly executed and delivered by the Company and the Trustee, and the Notes shall have been duly executed and delivered by the Company and duly authenticated by the Trustee.

                  (n) If any event shall have occurred that requires the Company under Section 4(b) hereof to prepare an amendment or supplement to the Offering Memorandum, such amendment or supplement shall have been prepared, the Initial Purchasers shall have been given a reasonable opportunity to comment thereon, and copies thereof delivered to the Initial Purchasers.

                  (o) There shall not have occurred any invalidation of Rule 144A under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the judgment of the Initial Purchasers would materially impair the ability of the Initial Purchasers to purchase, hold or effect resales of the Notes as contemplated hereby.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Initial Purchasers.

         If any condition to the Initial Purchasers' obligations hereunder to be fulfilled prior to or at the Closing Date or the relevant Option Closing Date, as the case may be, is not so fulfilled, the Initial Purchasers may terminate this Agreement upon notice to the Company, and such termination shall be without liability of any party to any other party or if the Initial Purchasers so elect, they may waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

         Section 7.        Subsequent Offers and Resales of the Notes.

                  (a) Each of the Initial Purchasers and the Company hereby establishes and agrees to observe the following procedures in connection with the offer and sale by the Initial Purchasers of the Notes.

                           (i)      Offers  have  been and will be, and sales of
the Notes will be, made by the Initial Purchasers only to (i) persons that it reasonably believes to be "Qualified Institutional Buyers" or "QIBs" in transactions that meet the requirements for an exemption from the registration requirements of the Securities Act under Rule 144A, (ii) persons who are "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that execute and deliver a letter containing certain representations and agreements in the form attached as Annex A of the Offering Memorandum, and (iii) persons who are not U.S. Persons within the meaning of Regulation S under the Securities Act.

                           (ii) The Notes  have been and will be  offered by the
Initial Purchasers only by
approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act will be used in connection with the offering of the Notes. Each of the Initial Purchasers agrees with respect to resales made in reliance upon Rule 144A, other than through the PORTAL Market of any of the Notes purchased from the Company hereunder, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Notes has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

                           (iii) In connection with the original distribution of
the Notes, the Company agrees
that, prior to any offer or resale of the Notes by the Initial Purchasers, the Initial Purchasers and their counsel shall have the right to make reasonable inquiries into the business of the Company and its Subsidiaries. The Company agrees to provide answers to each prospective Subsequent Purchaser of Notes who so requests information concerning the Company and its Subsidiaries (to the extent such information is available or can be acquired and made available to prospective Subsequent Purchasers without unreasonable effort or expense and to the extent the provision thereof is not prohibited by applicable law) and the terms and conditions of the offering of the Notes, as provided in the Offering Memorandum.

                  (b) With respect to offers and sales outside the United States in reliance on Regulation S, each Initial Purchaser understands that the Securities have not been and will not be registered under the Securities Act and have not and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act. Each Initial Purchaser represents and agrees that, except as permitted by this Section 7(b) as set forth below, it has offered and sold Notes and will offer and sell Notes (i) as part of their distribution at any time and (ii) otherwise until forty days after the later of the date upon which the offering of the Notes commences and the Closing Time, only in accordance with Rule 903 of Regulation S or Rule 144A under the Securities Act. Accordingly, neither the Initial Purchasers, their affiliates nor any persons acting on their behalf have engaged or will engage in any directed selling efforts with respect to the Notes, and the Initial Purchasers, their affiliates and any person acting on their behalf have complied and will comply with the offering restriction requirements of Regulation S. Each Initial Purchaser agrees that, at or prior to confirmation of a sale of Notes (other than a sale of Notes pursuant to Rule 144A), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Notes from it or through it during the restricted period a confirmation or notice to substantially the following effect:

                  "The securities covered hereby have not been registered under the United States Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to or for the account or benefit of U.S. persons (i) as part of their distribution at any time and (ii) otherwise until forty days after the later of the date upon which the offering of the securities commenced and the date of closing, except in either case in accordance with Regulation S or Rule 144A under the Securities Act. Terms used above have the meaning given to them by Regulation S."

Terms used in the above  paragraph have the meanings given to them by Regulation
S.

         Section 8.        Indemnification.

                  (a) The Company agrees to indemnify and hold harmless each Initial Purchaser (for purposes of this Section 8, "Initial Purchasers" shall include the officers, directors, partners, employees and agents, and each person, if any, who controls the Initial Purchaser ("controlling person") within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several (and actions, proceedings, suits and litigation in respect thereof), whatsoever, as the same are incurred, to which the Initial
Purchaser or any such controlling person may become subject, under the Securities Act, the Exchange Act or any other statute or at common law or otherwise insofar as such losses, claims, damages, expenses or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (as from time to time amended and supplemented) or (ii) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Memorandum or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or through the Initial Purchasers specifically for use in the preparation thereof; and provided, further, that the foregoing indemnity with respect to the Preliminary Offering Memorandum, the Offering Memorandum or any amendment or supplement thereto shall not inure to the benefit of any Initial Purchaser (or any controlling person thereof) from whom the person asserting any such loss, claim, damage or liability purchased Notes which are the subject thereof to the extent that any such loss, claim, damage or liability (i) results from the fact that such Initial Purchaser failed to send or give a copy of the Offering Memorandum (as amended or supplemented) to such person at or prior to the confirmation of the sale of such Notes to such person and (ii) arises out of or is based upon an untrue statement or omission of a material fact contained in the Offering Memorandum that was corrected in any amendment or supplement thereto. The parties acknowledge and agree that the Initial Purchaser's Information consists solely of the last paragraph at the bottom of the front cover page concerning the terms of the offering by the Initial Purchasers and the text under the caption "Plan of Distribution" in the Offering Memorandum. The indemnity agreement shall be in addition to any liability which the Initial Purchasers may have at common law or otherwise.

                  (b) Each  Initial  Purchaser  severally  and not jointly  will indemnify and hold harmless the Company, each of its directors, each of its executive officers, each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities to which the Company, or any such director, officer, or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Offering Memorandum, the Offering Memorandum or any amendment or supplement thereto, or
(ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company, or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Initial Purchaser will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Preliminary Offering Memorandum, the Offering Memorandum or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Initial Purchasers specifically for use in the preparation thereof; and provided, further, that the immediately preceding proviso shall not be applicable if the person asserting any such loss, claim, damage or liability purchased Notes from such Initial Purchaser and a copy of the Offering Memorandum (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Initial Purchaser to such person, at or prior to the written confirmation of the sale of the Notes to such person, and if the Offering Memorandum (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability. The parties acknowledge and agree that the Initial Purchaser's Information consists solely of the last paragraph at the bottom of the front cover page concerning the terms of the offering by the Initial Purchasers and the text under the caption "Plan of Distribution" in the Offering Memorandum. This indemnity agreement will be in addition to any liability which such Initial Purchaser may otherwise have.

                  (c)  In  case  any  proceeding   (including  any  governmental
investigation)  shall be  instituted  involving  any  person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 8(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to
Section 8(a) and by the Company in the case of parties  indemnified  pursuant to
Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

                  (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under
Section 8(a) or (b) in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Notes. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Initial Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total commissions received by the Initial Purchasers, in each case as set forth in the Plan of Distribution section of the Offering Memorandum. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Initial Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), (i) no Initial Purchaser shall be required to contribute any amount in excess of the commissions applicable to the Notes purchased by such Initial Purchaser, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations in this
Section 8(d) to contribute are several in proportion to their respective obligations as Initial Purchasers and not joint.

                  (e) In any proceeding relating to the Preliminary Offering Memorandum, the Offering Memorandum or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court already having jurisdiction over the Company.

                  (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Initial Purchaser or any person controlling any Initial Purchaser, the Company, its directors or executive officers or any persons controlling the Company, (ii) acceptance of any Notes and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Initial Purchaser, to the Company, its directors or executive officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

         Section 9. Representations and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant hereto shall be deemed to be representations, warranties and agreements at the Closing Date and each Option Closing Date, as the case may be, and the agreements of the Company and the provisions with respect to the payment of expenses contained in Sections 5 and 10 and the respective indemnity agreements contained in Section 8 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Initial Purchasers, the Company, its Subsidiaries or any controlling person, and shall survive termination of this Agreement or the issuance and delivery of the Notes to the Initial Purchasers.

         Section 10.       Termination.

                  (a) Subject to subsection (b) of this Section 10, the Initial Purchasers shall have the right to terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Date (i) if any domestic or international event or act or occurrence has disrupted, or in the Initial Purchasers' opinion will in the immediate future disrupt the financial markets;
(ii) if the United States shall have become involved in a war or major hostilities, or there shall have been an escalation in an existing war or major hostilities, or a national emergency shall have been declared in the United States; (iii) if the Company or its Subsidiaries shall have sustained a loss material or substantial to the Company or its Subsidiaries by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Initial Purchasers' opinion, make it inadvisable to proceed with the delivery of the Notes; or (iv) if there shall have been such a material adverse change in the general market, political or economic conditions in the United States or elsewhere, as in the Initial Purchasers' judgment, would make it inadvisable to proceed with the offering, sale and/or delivery of the Notes.

                  (b) If this Agreement is terminated by the Initial Purchasers in accordance with the provisions of Section 10(a), such termination shall be without liability of any party to any other party provided that Sections 1 and 8 hereof shall survive such termination and remain in full force and effect.

         Section 11. Default by the Company. If the Company shall fail at the Closing Date or any Option Closing Date, as applicable, to sell and deliver the number of Notes which it is obligated to sell hereunder on such date, then this Agreement shall terminate (or, if such default shall occur with respect to any Option Notes to be purchased on an Option Closing Date, the Initial Purchasers may, at their option, by notice from the Initial Purchasers to the Company, terminate the Initial Purchasers' obligation to purchase Option Notes from the Company on such date) without any liability on the part of any non-defaulting party other than pursuant to Section 5, Section 8 and Section 10 hereof. No action taken pursuant to this Section 11 shall relieve the Company from liability, if any, in respect of such default.

         Section 12. Default by Initial Purchasers. If one of the Initial Purchasers shall fail at the Closing Date to purchase the Notes which it is obligated to purchase under this Agreement (the "Defaulted Securities"), the non-defaulting Initial Purchaser shall have the right, but not the obligation, within 24 hours thereafter, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the non-defaulting Initial Purchaser shall not have completed such arrangements within such 24-hour period, then this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser.

         No action pursuant to this Section shall relieve any defaulting Initial Purchaser from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement, either the non-defaulting Initial Purchaser or the Company shall have the right to postpone the Closing Date for a period not exceeding seven (7) days in order to effect any required changes in the Offering
Memorandum or in any other documents or arrangements. As used herein, the term "Initial Purchaser" includes any person substituted for an Initial Purchaser under this Section 12.

         Section 13. Notices. All notices and communications hereunder, except as herein otherwise specifically provided, shall be given in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be directed to them c/o BT Alex. Brown Incorporated, 1 South Street, Baltimore, Maryland 21202, Attention: General Counsel, with a copy to Morris, Manning & Martin, L.L.P., Attention: Grant W. Collingsworth. Notices to the Company shall be directed to the Company at 945 East Paces Ferry Road, Suite 2240, Atlanta, Georgia 30326, Attention: Mr. Steven A. Odom, Chairman and Chief Executive Officer, with a copy to Rogers & Hardin LLP, Attention: Steven E. Fox, Esq.

         Section 14. Parties. This Agreement shall inure to the benefit of and shall be binding upon the Initial Purchasers and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors, heirs and legal representatives, and the controlling persons and officers and directors referred to in Sections 8 and 9 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof is intended to be for the sole and exclusive benefit of the Initial Purchasers and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes from the Initial Purchasers shall be deemed to be a successor by reason merely of such purchase.

         Section 15. Governing Law and Time. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME UNLESS OTHERWISE SPECIFIED.

         Section 16. Entire Agreement; Amendments. This Agreement constitutes the entire agreement of the parties hereto and supersedes all prior written or oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended except in a writing signed by the Initial Purchasers and the Company.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Initial Purchasers and the Company in accordance with its terms.

                                              Very truly yours,

                                              WORLD ACCESS, INC.


                                              By:     /s/ Steven A. Odom
                                                      -----------------------
                                              Name:   Steven A. Odom
                                              Title:  Chairman and Chief
                                                      Executive Officer

Confirmed and accepted as of the date first above written.

BT ALEX. BROWN INCORPORATED
PRUDENTIAL SECURITIES INCORPORATED

By:      BT ALEX. BROWN INCORPORATED


         By:      /s/ Alexander Daignault
                  Authorized Signatory

                                   SCHEDULE A

Initial Purchasers                       Purchase Price        Principal Amount

BT Alex. Brown Incorporated              $48,500,000.00         $ 50,000,000.00

Prudential Securities Incorporated       $48,500,000.00         $ 50,000,000.00
                                         --------------         ---------------
         Total                           $97,000,000.00         $100,000,000.00
                                         ==============         ===============

Exhibit 10.2


                          REGISTRATION RIGHTS AGREEMENT


         This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of October 1, 1997, by and among World Access, Inc., a Delaware corporation (the "Company"), BT Alex. Brown Incorporated and Prudential Securities Incorporated (collectively, the "Initial Purchasers") pursuant to the Purchase Agreement dated as of September 26, 1997 (the "Purchase Agreement"), between the Company and the Initial Purchasers. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

         The Company agrees with the Initial Purchasers, (i) for their benefit as Initial Purchasers and (ii) for the benefit of the holders from time to time of the Notes (including the Initial Purchasers) and the holders from time to time of the Common Stock issued upon conversion of the Notes (each of the foregoing a "Holder" and together the "Holders"), as follows:

         1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

                  Affiliate: With respect to any specified Person, (i) any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person or (ii) any officer or director of such other Person. For purposes of this definition, the term "control" of a Person means the possession, direct or indirect, of the power (whether or not exercised) to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise, and the terms "controlling," "controlled by," and "under direct or indirect common control with" have meanings correlative thereto.

                  Business Day: Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close.

                  Common Stock: The shares of common stock, $.01 par value, of the Company and any other shares of common stock as may constitute "Common Stock" for purposes of the Indenture, in each case, as issuable or issued upon conversion of the Notes.

                 Damages Accrual Period:  See Section 2(d) hereof.

                  Damages  Payment  Date:  Each  of  the  semi-annual   interest
payment dates provided in the Indenture, whether or not Liquidated Damages are payable on such date.

                  Effectiveness Period: The period commencing with the date hereof and ending on the earlier of the date that is two years after the latest date of original issuance of the Notes and the date that all Registrable Securities have ceased to be Registrable Securities.

                  Effectiveness Target Date:  See Section 2(a) hereof.

                  Event:  See Section 2(d) hereof.

                  Event Date:  See Section 2(d) hereof.

                  Exchange Act: The Securities Exchange Act of 1934,as amended, and the rules and regulations of the SEC promulgated thereunder.

                  Filing Date:  See Section 2(a) hereof.

                  Holder:  See the second paragraph of this Agreement.

                  Indemnified Party:  See Section 5(c) hereof.

                  Indemnifying Party:  See Section 5(c) hereof.

                  Indenture: The Indenture, dated as of October 1, 1997, between the Company and First Union National Bank, as trustee, pursuant to which the Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

                  Initial Purchasers: See the first paragraph of this Agreement.

                  Initial Shelf Registration:  See Section 2(a) hereof.

                  Liquidated Damages:  See Section 2(d) hereof.

                  Losses:  See Section 5(a) hereof.

                  Majority of Registrable Securities: A majority of the then outstanding aggregate principal amount of Registrable Securities. For purposes of this calculation, Registrable Securities which have been converted into shares of Common Stock shall be deemed to bear the principal amount at which such Registrable Securities were converted.

                  Managing Underwriters: The investment banking firm or firms that shall manage or co-manage an Underwritten Offering.

                  Notes: The 4.5% Convertible Subordinated Notes due 2002 of the Company being issued and sold pursuant to the Purchase Agreement and the Indenture.

                  Person: Any natural person, corporation, partnership, limited liability partnership, limited liability company, trust or other legal entity.

                  Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                 Purchase Agreement:  See the first paragraph of this Agreement.

                  Record Holder: (i) with respect to any Damages Payment Date relating to the Notes, each Person who is a registered holder of such Notes on the record date with respect to the interest payment date under the Indenture on which such Damages Payment Date shall occur and (ii) with respect to any Damages Payment Date relating to the Common Stock, each Person who is a registered holder of such Common Stock 15 days prior to such Damages Payment Date.

                  Registrable Securities: Each Note and each share of Common Stock into which the Notes are convertible or converted upon original issuance thereof, and at all times subsequent thereto, and any Common Stock issued with respect thereto upon any stock dividend, split or similar event, until, in the case of any such Note or share of Common Stock, (i) it is effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, (ii) it is salable by the holder thereof pursuant to Rule 144(k) or (iii) it is sold to the public pursuant to Rule 144, and, as a result of an event or circumstance described in any of the foregoing clauses (i) through (iii), the legends with respect to transfer restrictions required under the Indenture (other than any such legends required solely as the consequences of the fact that the Registrable Securities are owned by, or were previously owned by, the Company or an Affiliate of the Company) are removed or removable in accordance with the terms of the Indenture.

                  Registration Expenses:  See Section 5 hereof.

                 Registration  Statement:  Any  registration  statement  of  the
Company  which  covers  any  of  the  Registrable  Securities  pursuant  to  the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  Rule 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                  Rule 144A: Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                  SEC:  The Securities and Exchange Commission.

                  Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  Selling  Expenses:   All   underwriting    discounts,  selling
commissions  and stock transfer taxes applicable to the Registrable Securities.

                  Selling Holder:   A   Holder  offering  to  sell   Registrable
Securities.

                  Shelf Registration:  See Section 2(a) hereof.

                  Special Counsel: Morris, Manning & Martin, L.L.P., or such other successor counsel as shall be specified by the Holders of a Majority of Registrable Securities, the fees and expenses of which will be paid by the Company pursuant to Section 5 hereof.

                  Subsequent Shelf Registration:  See Section 2(b) hereof.

                  Suspension Period:  See Section 2(c).

                  TIA:  The Trust Indenture Act of 1939, as amended.

                  Trustee: The Trustee under the Indenture.

                  Underwritten   Registration   or   Underwritten   Offering:  A
registration in which the Registrable Securities are sold by Holders thereof to an underwriter for reoffering to the public.

         2.       Shelf Registration.

                  (a) The Company  shall  prepare and file with the SEC, as soon as practicable but in any event on or prior to the date 90 days following the latest date of original issuance of the Notes (the "Filing Date"), a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act (a "Shelf Registration") registering the resale from time to time by the Holders thereof of all of the Registrable Securities (the "Initial Shelf Registration"). The Initial Shelf Registration shall be on an appropriate SEC Registration Statement form permitting registration of such Registrable Securities for resale by such Holders in the manner or manners designated by them (including, without limitation, one or more Underwritten Offerings). The Company shall use its best efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act as soon as practicable but in any event on or prior to the date 120 days following the Filing Date (the "Effectiveness Target Date"), and shall use its reasonable efforts to keep the Initial Shelf Registration continuously effective under the Securities Act, subject to the provisions of Section 2(c), until the earlier of the expiration of the Effectiveness Period or the date a Subsequent Shelf Registration (as defined below) covering all of the Registrable Securities has been declared effective under the Securities Act. Subject to the right of the Company to have the Initial Shelf Registration not be effective, or not to be updated, amended or supplemented, for periods of time set forth in Section 2(c), the Company further agrees to use its best efforts to prevent the happening of any event that would cause the Initial Shelf Registration to contain a material misstatement or omission or to be not effective and usable for resale of the Registrable Securities during the Effective Period.

                  (b) If the Initial Shelf Registration or any subsequent Shelf Registration ceases to be effective for any reason as a result of the issuance of a stop order by the SEC at any time during the Effectiveness Period, the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend the Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration covering all of the Registrable Securities (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Company shall use its best efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Registration Statement continuously effective until the end of the Effectiveness Period.

                  (c) In the event (A) of the happening of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(c)(vi) hereof or (B) that, in the good faith-judgment of the Company, it is advisable to suspend the use of the Prospectus for a discrete period of time due to pending material corporate developments or similar material events that have not yet been publicly disclosed and as to which the Company believes public disclosure will be prejudicial to the Company, the Company shall deliver a certificate in writing, signed by an authorized executive officer of the Company, to the Special Counsel, the Initial Purchasers and the Managing Underwriters, if any, to the effect of the foregoing and thereafter the use of the Prospectus shall be suspended, and the Company, subject to the terms of this Section 2(c), shall thereafter not be required to maintain the effectiveness or update the Shelf Registration. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as soon as practicable, in the case of suspension under Section 2(c)(A), and, in the case of a pending development or event referred to in Section 2(c)(B) hereof, as soon as, in the good faith-judgment of the Company, public disclosure of such material corporate development or similar material event would not have a material adverse effect on the Company. Notwithstanding the foregoing, the Company shall not under any circumstances be entitled to exercise its right under this Section 2(c) to suspend the use of the Prospectus (whether as a result of events referred to in Section 2(c)(A) hereof or as a result of the pending development or event referred to in Section 2(c)(B) hereof) more than one (1) time in any three (3) month period, and the periods in which the use of the Prospectus is suspended shall not exceed 15 days in any three-month period (a "Suspension Period").

                  (d) The parties hereto agree that the Holders of Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if (i) the Initial Shelf Registration has not been filed on or prior to the Filing Date, (ii) the Initial Shelf Registration has not been declared effective by the Effectiveness Target Date,
(iii) prior to the end of the Effectiveness Period, the SEC shall have issued a stop order suspending the effectiveness of the Shelf Registration or proceedings have been initiated with respect to the Shelf Registration under Section 8(d) or 8(e) of the Securities Act, (iv) the aggregate number of days in any one Suspension Period exceeds the period permitted pursuant to Section 2(c) hereof or (v) the number of Suspension Periods exceeds the number permitted pursuant to
Section 2(c) hereof (each of the events of a type described in any of the foregoing clauses (i) through (v) are individually referred to herein as an "Event," and the Filing Date in the case of clause (i), the Effectiveness Target Date in the case of clause (ii), the date on which the effectiveness of the Shelf Registration has been suspended or proceedings with respect to the Shelf Registration under Section 8(d) or 8(e) of the Securities Act have been commenced in the case of clause (iii), the date on which the duration of a Suspension Period exceeds the period permitted by Section 2(c) hereof in the case of clause (iv), and the date of the commencement of a Suspension Period that causes the limit on the number of Suspension Periods under Section 2(c) hereof to be exceeded in the case of clause (v), being referred to herein as an "Event Date").

         Notwithstanding the foregoing, the parties hereto agree that an Event shall be deemed not to have occurred to the extent that the direct, proximate cause of said Event was the act or failure to act of one or more Holders, the Initial Purchasers or the Managing Underwriters. An Event shall be deemed to continue until the date of the termination of such Event, which shall be the following dates with respect to the respective types of Events: the date the Initial Registration Statement is filed in the case of an Event of the type described in clause (i), the date the Initial Shelf Registration is declared effective in the case of an Event of the described in clause (ii), the date that all stop orders suspending effectiveness of the Shelf Registration have been removed and the proceedings initiated with respect to the Shelf Registration under Section 8(d) or 8(e) of the Securities Act have terminated, as the case may be, in the case of Events of the types described in clause (iii), termination of the Suspension Period which caused the aggregate number of days in any one Suspension Period to exceed the number permitted by Section 2(c) to be exceeded in the case of Events of the types described in clause (iv), and termination of the Suspension Periods, the commencement of which caused the number of Suspension Periods permitted by Section 2(d) to be exceeded in the case of Events of the types described in clause (v).

         Accordingly, upon the occurrence of any Event and until such time as there are no Events which have occurred and are continuing (a "'Damages Accrual Period"), commencing on the Event Date on which such Damages Accrual Period began, the Company agrees to pay, as liquidated damages, and not as a penalty, an additional amount (the "Liquidated Damages"): (i) to each holder of Notes that are Registrable Securities, accruing at a rate equal to one-half of one percent per annum (50 basis points) on the aggregate principal amount of Notes that are Registrable Securities held by such Holder and (ii) to each holder of shares of Common Stock that are Registrable Securities, accruing at a rate equal to one-half of one percent per annum (50 basis points) calculated on an amount equal to the product of (x) the then-applicable Conversion Price (as defined in the Indenture), times (y) the number of shares of Common Stock that are Registrable Securities held by such holder. Notwithstanding the foregoing, no Liquidated Damages shall accrue as to any Registrable Securities from and after the earlier of (x) the date such securities are no longer Registrable Securities, and (y) the expiration of the Effectiveness Period. The rate of accrual of the Liquidated Damages with respect to any period shall not exceed the rate provided for in this paragraph notwithstanding the occurrence of multiple concurrent Events.

         The Company shall pay the Liquidated Damages due on any Notes or Common Stock by depositing with the Trustee under the Indenture, in trust, for the benefit of the holders of Notes or Common Stock, as the case may be, entitled thereto, at least one Business Day prior to the applicable Damages Payment Date, sums sufficient to pay the Liquidated Damages accrued or accruing since the last preceding Damages Payment Date through such Damages Payment Date. The Liquidated Damages shall be paid by the Company to the Record Holders on each Damages Payment Date by wire transfer of immediately available funds to the account specified by them, or if no such accounts have been specified on or before the Damage Payment Date by mailing checks to their registered addresses as they appear in the Note register (as defined in the Indenture), in the case of the Notes, and in the register of the Company for the Common Stock, in the case of the Common Stock; provided, however, that any Liquidated Damages accrued with respect to any Note or portion thereof called for redemption on a redemption date, or repurchased in connection with a Change in Control (as defined in the Indenture) on a repurchase date, or converted into Common Stock on a conversion date prior to the Damages Payment Date, shall, in any such event, be paid instead to the holder who submitted such Note or portion thereof for redemption, repurchase or conversion on the applicable redemption date, repurchase date or conversion date, as the case may be, on such date (or promptly following the conversion date, in the case of conversion of a Note). If a holder of a Note submits a Note for conversion during the period between a record date for the payment of Liquidated Damages and the related Damages Payment Date, Liquidated Damages for the period from the conversion date through the next succeeding Damages Payment Date shall accrue and be payable to the holder of Common Stock received on conversion on the next succeeding Damages Payment Date, notwithstanding that such holder was not a Record Holder with respect to such Damages Payment Date. The Trustee shall be entitled, on behalf of the Holders of Notes and Common Stock to seek any available remedy for the enforcement of this Agreement, including for the payment of such Liquidated Damages. Nothing shall preclude a Holder of Registrable Securities from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement.

         All of the Company's obligations set forth in this Section 2(d) which are outstanding with respect to any Registrable Securities at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such security have been satisfied in full (notwithstanding termination of the Agreement pursuant to Section 7(o)).

         The parties hereto agree that the Liquidated Damages provided for in this Section 2(d) constitute a reasonable estimate of the damages that may be incurred by holders of Registrable Securities (other than the Initial Purchasers) by reason of the failure of the Shelf Registration to be filed or declared effective or unavailable (absolutely or as a practical matter) for effecting resales of Registrable Securities, as the case may be, in accordance with the provisions hereof.

         1. Registration Procedures. In connection with the Company's registration obligations under Section 2 hereof, the Company shall effect such registrations to permit the sale of the Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

                  (a) Prepare and file with the SEC a Registration Statement or Registration Statements on any appropriate form under the Securities Act available for the sale of the Registrable Securities by the Holders thereof in accordance with the intended method or methods of distribution thereof and shall include all required financial statements, and use its best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided that before filing any such Registration Statement or Prospectus or any amendments or supplements thereto the Company shall furnish within a reasonable time period to each Selling Holder (if requested by such Selling Holder), the Initial Purchasers, the Special Counsel and the Managing Underwriters of such offering, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of each Selling Holder (if requested by such Selling Holder), the Initial Purchasers, the Special Counsel and such Managing Underwriters, and the Company shall not file any such Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which the Holders of a Majority of Registrable Securities covered by such Registration Statement, the Initial Purchasers or the Special Counsel shall reasonably object in writing within five Business Days after the receipt thereof. In addition, the Company shall use its best efforts to reflect in each such document referenced in this paragraph so filed with the SEC such comments as the Initial Purchasers, Special Counsel and the Managing Underwriters, if any, may propose.

                  (b) Subject to Section 2(c), prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 2; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods or disposition by the sellers thereof set forth in such Registration Statement as so amended or such Prospectus as so supplemented. The Company shall ensure that
(i) any Shelf Registration and any amendment thereto and any Prospectus forming a part thereof and any amendment or supplement thereto complies in all material respects with the Act and the rules and regulations thereunder, (ii) any Shelf Registration and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (iii) any Prospectus forming part of any Shelf Registration, and any amendment or supplement to such Prospectus, does not include an untrue statement or a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (c) Notify the Holders, the Initial Purchasers, the Special Counsel and the Managing Underwriters, if any, promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus, any Prospectus supplement, a Registration Statement or a post-effective amendment to a Registration Statement has been filed with the SEC, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose, (v) of the existence of any fact or happening of any event which makes any statement of a material fact in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which would require the making of any changes in the Registration Statement or Prospectus in order that the Registration Statement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) of the Company's determination that a post-effective amendment to a Registration Statement would be appropriate.

                  (d) Use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment.

                  (e) If requested by the Initial Purchasers or the Managing Underwriters, if any, or the Holders of a Majority of the Registrable Securities being sold, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Initial Purchaser, the Special Counsel, the Managing Underwriters, if any, or such Holders and the Company mutually agree should be included therein, and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters proposed to be incorporated in such Prospectus supplement or post-effective amendment.

                  (f) Furnish to each Selling Holder (if requested by such Selling Holder), the Special Counsel, the Initial Purchasers, and each Managing Underwriter, if any, without charge, at least one conformed copy of the Registration Statement or Statements and any amendment thereto, including financial statements but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

                  (g) Deliver to each Selling Holder, the Special Counsel, the Initial Purchasers and each Managing Underwriter, if any, in connection with any offering of Registrable Securities, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus or each amendment or supplement thereto by each of the Selling Holders of Registrable Securities and the Underwriters, if any, in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto.

                  (h) Prior to any public offering of Registrable Securities, to register or qualify or cooperate with the Selling Holders, the Managing Underwriters, if any, and the Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Selling Holder or Managing Underwriter reasonably requests in writing, keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement, provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.

                  (i) Cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies in addition to the SEC or authorities within the United States as may be necessary to enable the Selling Holder or Holders thereof or the Managing Underwriters, if any, to consummate the disposition of such Registrable Securities.

                  (j) During the Effectiveness Period (subject to the provisions of Section 2(c)), immediately upon the existence of any fact or the occurrence of any event as a result of which (i) a Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (ii) a Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, promptly prepare and file a post-effective amendment to each Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document (such as a Current Report on Form 8K) that would be incorporated by reference into the Registration Statement so that the Registration Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made, and so that the Prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder; and in the case of a post-effective amendment to a Registration Statement, use its best efforts to cause it to become effective as soon as practicable.

                  (k) Enter into such agreements (including, in the event of an Underwritten Offering, an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other actions in connection therewith (including, in the event of an the Underwritten Offering, those reasonably requested by the Managing Underwriters, if any, or the Holders of a Majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into, and if the registration is an Underwritten Registration, (i) make such representations and warranties to the Holders of such Registrable Securities and the underwriters with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) use its reasonable efforts to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any, Special Counsel and the Holders of a Majority of Registrable Securities being sold) addressed to each of the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Special Counsel and Managing Underwriters; (iii) use its reasonable efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other certified public accountants of any subsidiary of the Company or any business acquired or to be acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the Managing Underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with Underwritten Offerings, and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold, the Special Counsel and the Managing Underwriters, if any, to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement as and to the extent required thereunder.

                  (1) Make available for inspection by a representative of the Holders of Registrable Securities being sold, any Managing Underwriter participating in any disposition of Registrable Securities, and any attorney or accountant retained by such Selling Holders or underwriter, financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the executive officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such representative, Managing Underwriter, attorney or accountant in connection with such disposition; provided, however, that any information that is reasonable and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such Persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of any Registration Statement or the use of any prospectus referred to in this Agreement), (iii) such information becomes generally available to the public other than as a result of disclosure or failure to safeguard by any such Person or (iv) such information becomes available to any such Person from a source other than the Company and such source is not bound by a confidentiality agreement.

                  (m) Comply with all applicable rules and regulations of the SEC in all material respects and make generally available to its securityholders earnings statements (which need not be audited) satisfying the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

                  (n) Cooperate with the Selling Holders of Registrable Securities, the Initial Purchasers, the Special Counsel and the Managing Underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends, and enable such Registrable Securities to be in such denominations and registered in such names as the Holders may request.

                  (o) Not later than the effectiveness date of any Registration Statement hereunder, provide a CUSIP number for the Registrable Securities registered under such Registration Statement, and provide the Trustee under the Indenture and the transfer agent for the Common Stock with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company.

                  (p) Cause all shares of Common Stock covered by the Registration Statement to be listed on each securities exchange or quotation system on which the Company's Common Stock is then listed or quoted no later than the date the Registration Statement is declared effective, and, in connection therewith, to the extent applicable, to make such findings under the Exchange Act (e.g., the filing of a Registration Statement on Form 8-A) and to have such filings declared effective thereunder.

                  (q) Cooperate and assist in any filing required to be made with the National Association of Securities Dealers, Inc.

                  (r) Cause the Indenture to be qualified under the TIA, and, in connection therewith, cooperate with the Trustee and the Holders, the Initial Purchasers, the Special Counsel and the Managing Underwriters, if any, to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its best efforts to cause the Trustee to execute all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable such Indenture to be so qualified in a timely manner.

         The Company may require each Holder of securities to be sold pursuant to any Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such securities as the Company may from time to time reasonably require for inclusion in such Registration
Statement. Any Holder who fails to provide such information shall not be entitled to use the Prospectus.

         2. Registration Expenses. All fees and expenses (other than Selling Expenses) incident to the Company's obligations under this Agreement shall be borne by the Company whether or not any of the Registration Statements become effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses with respect to filings required to be made with the National Association of Securities Dealers, Inc.), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the Special Counsel, the Initial Purchasers, the Managing Underwriters or the holders of a Majority of Registrable Securities included in any Registration Statement),
(iii) reasonable fees and disbursements of counsel for the Company and the Special Counsel in connection with the Shelf Registration (provided that the Company shall not be liable for the fees and expenses of more than one separate firm for all parties (other than the Company) participating in any transaction hereunder), and (iv) fees and disbursements of all independent certified public accountants referred to in Section 3(k)(iii) hereof (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance). In addition, the Company shall pay the fees and expenses incurred in connection with the listing or quotation of the securities to be registered on any securities exchange or quotations system on which similar securities issued by the Company are then listed and the fees and expenses of any Person, including special experts, retained by the Company.

         3.       Indemnification.

                  (a) Indemnification by the Company. The Company shall indemnify and hold harmless each Holder, the directors, officers, employees and agents of each such Holder and each Person, if any, who controls any such Holder (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against all losses, liabilities, damages and expenses (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (collectively, "Losses"), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made, except insofar as such Losses arise out of or are based upon the information relating to any Holder furnished to the Company in writing by any Holder expressly for use therein; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if
(i) such holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities and (ii) the Prospectus would have corrected such untrue statement or omission; and provided further, that the Company shall not be liable in any such case to the extent that any such loss, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such holder thereafter fails to deliver such Prospectus, as so amended or supplemented, prior to or concurrently with the sale of a Registrable Security to the person asserting such loss, damage, liability or expense who purchased such Registrable Security which is the subject thereof from such holder. The Company shall also indemnify each underwriter, their officers and directors, and each Person who controls such Person (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent and with the same limitations as provided above with respect to the indemnification of the Holders of Registrable Securities.

                  (b) Indemnification by Holder of Registrable Securities. Each Holder, agrees severally and not jointly to indemnify and hold harmless the Company, its directors, its officers who sign a Registration Statement and each Person, if any, who controls the Company (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act), from and against all losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made, to the extent, but only to the extent, that such untrue statement or omission is contained in any information relating to such Holder so furnished in writing by such Holder to the Company expressly for use in such Registration Statement or Prospectus. In no event shall the liability of any Selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (c) Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Party") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party") in writing, but failure so to notify an Indemnifying Party shall not relieve such Indemnifying Party from any liability hereunder to the extent it is not materially prejudiced as a result thereof. The Indemnifying Party, upon request of the Indemnified Party, shall retain counsel satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention to such counsel (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, or (iii) the Indemnifying Party shall not have employed counsel satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action. It is understood that the Indemnifying Party shall not, in respect of the legal expenses of any Indemnified Party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties under Section 5(a) or 5(b) hereof who are parties to such proceeding or proceedings, and that all such fees and expenses shall be reimbursed as they are incurred. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse the Indemnified Party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, such Indemnifying Party agrees that it shall be liable for any settlements of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such Indemnifying Party of the aforesaid request and (ii) such Indemnifying Party shall not have reimbursed the Indemnified Party in accordance with such request prior to the date of such settlement. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

                  (d) Contribution.  If the indemnification provided for in this
Section 5 is unavailable to an Indemnified Party under Section 5(a) or 5(b) hereof in respect of any Losses or is insufficient to hold such Indemnified Party harmless, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party or Indemnifying Parties on the one hand and the Indemnified Party or Indemnified Parties an the other hand or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Party or Indemnified Parties on the one hand and of the Indemnified Party or Indemnifying Parties on the other hand in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the initial placement of the Notes pursuant to the Purchase Agreement. Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions received by them pursuant to the Purchase Agreement and benefits received by any other Holders shall be deemed to be equal to the value of receiving Notes registered under the Securities Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. The relative fault of the Holders on the one hand and the Company on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Holders or by the Company and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders' respective obligations to contribute pursuant to this paragraph are several in proportion to the respective number of Registrable Securities they have sold pursuant to a Registration Statement, and not joint.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method or allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding this Section 5(d), an Indemnifying Party that is a Selling Holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such Indemnifying Party and distributed to the public were offered to the public exceeds the amount of any damages which such Indemnifying Party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The indemnity, contribution and expense reimbursement obligations of the Company hereunder shall be in addition to any liability the Company may otherwise have hereunder, under the Purchase Agreement or otherwise.

         The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any Person controlling any Holder, or the Company, its officers or directors or any Person controlling the Company and (iii) the sale of any Registrable Securities by any Holder.

         4.       Information Requirements.

                  (a) The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act, and if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 and Rule 144A under the Securities Act.

                  The Company further covenants that it will cooperate with any Holder of Registrable Securities and take such further reasonable action as any Holder of Registrable Securities may reasonably request (including, without limitation, making such reasonable representations as any such Holder may reasonably request), all to the extent required from time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A under the Securities Act. Notwithstanding the foregoing, nothing in this Section 6 shall be deemed to require the Company to register any of its securities under any section of the Exchange Act.

                  (b) The Company shall file the reports required to be filed by it under the Exchange Act and shall comply with all other requirements set forth in the instructions to the appropriate SEC Registration Statement form permitting registration of the Registrable Securities for resale by the Holders thereof in the manner or manners designated by them.

         5.       Miscellaneous.

                  (a) Remedies. In the event of a breach by the Company of its obligations under this Agreement, each Holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason or a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                  (b) No Conflicting Agreements. The Company has not entered, as of the date hereof and shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities which conflicts with the rights granted to the Holders of Registrable Securities in this Agreement. The Company represents and warrants that the rights granted to the Holders of Registrable Securities hereunder do not in any way conflict with the rights granted to the holders of the Company's securities under any other agreements.

                  (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a Majority of Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders; provided, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

                  (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier or (iii) one business day after being deposited with a reputable next day courier, postage prepaid, to the parties as follows:

                           (x) if to a holder of Registrable Securities,  at the
most current address given by such holder to the Company in accordance with the provisions of Section 7(e):

                           (y)      if to the Company, to:

                                    World Access , Inc.
                                    Suite 2240
                                    945 East Paces Ferry Road
                                    Atlanta, Georgia 30326
                                    Attention:
                                    Telecopy No.: (404) 262-2598

                                    with a copy to:

                                    Rogers & Hardin LLP
                                    2700 International Tower
                                    229 Peachtree Street, NE
                                    Atlanta, Georgia 30303
                                    Attention:  Steven E. Fox, Esq.
                                    Telecopy No.: (404) 525-2224
                                    and

                           (z)      if to the Special Counsel to:

                                    Morris, Manning & Martin, L.L.P.
                                    3343 Peachtree Road, N.E.
                                    Suite 1600
                                    Atlanta, Georgia  30326
                                    Attention: Grant W. Collingsworth, Esq.
                                    Telecopy No.: (404) 365-9532

or to such other address as such Person may have furnished to the other Persons identified in this Section 7(d) in writing in accordance herewith.

         Copies of all notices, demands or other communications shall be concurrently delivered by the Person given the same to the Trustee under the Indenture at the address specified in the Indenture.

                  (e) Owner of Registrable Securities. The Company will maintain, or will cause its registrar and transfer agent to maintain, a register with respect to the Registrable Securities in which all transfers of Registrable Securities of which the Company has received notice will be recorded. The Company may deem and treat the Person in whose name Registrable Securities are registered in such register of the Company as the owner thereof for all purposes, including, without limitation, the giving of notices under this Agreement.

                  (f) Approval of Holders. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) (other than the Initial Purchasers or subsequent holders of Registrable Securities if such subsequent holders are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  (g) Successors and Assigns. Any Person who purchases any Registrable Securities from an Initial Purchaser shall be deemed, for purposes of this Agreement to be an assignee of such Initial Purchaser. The Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and shall inure to the benefit of and be binding upon each holder of any Registrable Securities.

                  (h) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

                  (i)  Headings.   The  headings  in  this   Agreement  are  for
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (j) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF GEORGIA WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                  (k)  Severability.   If  any  term,  provision,   covenant  or
restriction  of  this  Agreement  is  held  to  be  invalid,  illegal,  void  or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect, and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, illegal, void or unenforceable.

                  (l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. Except as provided in the Purchase Agreement and the Indenture, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement and the Indenture. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

                  (m) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

                  (n) Further Assurances. Each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things reasonably necessary, proper or advisable under applicable law, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and the other documents contemplated hereby and consummate the make effective the transactions contemplated hereby.

                  (o) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Sections 2(d), 4 or 5 hereof, each of which shall remain in effect in accordance with their terms.

                  (P) Third Party Beneficiaries. The Company and the Initial Purchasers agree that each Holder shall be a third party beneficiary of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                           WORLD ACCESS, INC.


                                           By:     /s/ Mark A. Gergel
                                                   ----------------------------
                                           Name:   Mark A. Gergel
                                           Title:  Executive Vice President and
                                                   Chief Financial Officer

Accepted as of the date first above written:

BT ALEX. BROWN INCORPORATED
PRUDENTIAL SECURITIES INCORPORATED


By:      BT Alex. Brown Incorporated


By:      /s/ Alexander Daignault
         Authorized Signatory

Exhibit 99.1




                                     SUMMARY: COMPANY ANNOUNCES THAT IT
                                              WILL SELL $100 MILLION OF
                                              CONVERTIBLE SUBORDINATED NOTES

                                     CONTACT: Steven A. Odom   Chairman & CEO
                                              Hensley E. West  President  & COO
                                              Mark A. Gergel   Exec. VP  & CFO
                                             (404) 231-2025


FOR IMMEDIATE RELEASE

ATLANTA, GEORGIA -September 26, 1997 - WORLD ACCESS, INC. (NASDAQ: WAXS), announced today that it will sell $100 million aggregate principal amount of convertible subordinated notes under Rule 144A of the Securities Act of 1933 (plus up to an additional $15 million to cover over-allotments, if any). The transaction is expected to close on October 1, 1997.

The net proceeds from the sale of the notes are expected to be used primarily for potential acquisitions of businesses and technology licenses and other strategic initiatives related to the growth and development of the Company's telecommunications products business. The net proceeds will also be used for general corporate purposes, including new product development, the expansion of domestic and international sales and marketing efforts and working capital.

The notes bear interest at the rate of 4.5% per annum, are convertible into common stock of the Company at an initial common price of $37.03125 per share and will be due on October 1, 2002. The Company may not call the notes prior to October 1, 2000. The notes will not be registered under the United States
Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The issuance of the notes will be structured to allow secondary market trading under Rule 144A of the Securities Act of 1933.

World Access, Inc. develops, manufactures and markets wireline and wireless switching, transport and access products primarily for the United States, Caribbean Basin and Latin American telecommunications markets. The Company offers digital switches, cellular base stations, fixed wireless local loop systems, intelligent multiplexers, digital loop carriers, microwave and millimeterwave radio equipment and other wireless communications products. To support and complement its product sales, the Company also provides its customers with a broad range of design, engineering, manufacturing, testing, installation, repair and other value-added services. The Company is headquartered in Atlanta, Georgia and conducts its principal operations from facilities located strategically throughout the United States.


This press release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sales of any securities in any jurisdiction in which such offering would be unlawful.